UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03329

Variable Insurance Products Fund

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2021

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products:

High Income Portfolio

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Initial Class	4.41%	5.01%	5.61%
Service Class	4.50%	4.93%	5.52%
Service Class 2	4.29%	4.78%	5.36%
Investor Class	4.63%	4.98%	5.60%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

Period Ending Values
$17,268	VIP High Income Portfolio - Initial Class
$19,149	ICE® BofA® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  The ICE BofA® US High Yield Constrained Index gained 5.35% in 2021, as high-yield bonds rose on the prospect of a surge in economic growth amid strong corporate earnings, widespread COVID-19 vaccination, fiscal stimulus and fresh spending programs. After the index closed 2020 near a multiyear high, investors remained hopeful throughout the winter, spring and summer. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. From September through November, sentiment was broadly negative due to a host of factors. These included inflationary pressure from surging energy/other commodity prices, rising bond yields, supply constraint and disruption, valuation concerns, and the delta variant of the coronavirus. Additionally, the Fed began winding down its bond-purchase program and investors started to anticipate three-quarter-point rate hikes in 2022. High-yield credit registered its strongest advance of the year in December (+1.88%), amid receding worries about the severity of the omicron variant. For the full 12 months, lower-rated bonds gained 9.49%, well ahead of the BB (+4.41%) and B (+4.60%) credit tiers. By industry, energy led the way, as the largest group in the index rose roughly 14%. In contrast, utilities and cable/satellite TV (+1% each) were among several defensive categories with only a modest advance.

Comments from Co-Managers Michael Weaver and Alexandre Karam:  For the year ending December 31, 2021, the fund's share classes gained about 4% to 5%, trailing the 5.35% result of the benchmark, The ICE BofA® US High Yield Constrained Index. The fund's core investment in high-yield bonds increased 4.37% and detracted from performance versus the benchmark. By industry, the largest detractor from performance versus the benchmark was an overweighting in telecommunications. Security selection in food/beverage/tobacco and broadcasting also hurt. The fund's biggest individual relative detractor was an overweighting in Altice Financial, which gained roughly 2% the past year. The company was among our largest holdings. Our second-largest relative detractor this period was avoiding AMC Entertainment, a benchmark component that gained approximately 214%. It also hurt to overweight Rackspace Hosting (-2%). Conversely, the largest contributor to performance versus the benchmark was positioning in energy. Security selection in telecommunications and utilities also helped the fund's relative result. Our out-of-benchmark stake in Mesquite Energy was the fund's largest individual relative contributor, driven by a gain of about 203%. Also boosting relative performance was our outsized stake in Jonah Energy, which gained roughly 328%. Another notable relative contributor was an overweighting in Bombardier (+19%), one of the biggest holdings in the fund. By quality, positioning among bonds rated BB added the most value versus the benchmark, whereas security choices among CCC-rated bonds hurt most. Notable changes in positioning include reduced exposure to the cable/satellite TV industry and a higher allocation to health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 3, 2022, Benjamin Harrison assumed co-management responsibilities for the fund.

Investment Summary (Unaudited)

Top Five Holdings as of December 31, 2021

(by issuer, excluding cash equivalents)	% of fund's net assets
Uniti Group LP / Uniti Group Finance, Inc.	2.0
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	1.8
Community Health Systems, Inc.	1.7
Bombardier, Inc.	1.7
Tenet Healthcare Corp.	1.7
8.9

Top Five Market Sectors as of December 31, 2021

% of fund's net assets
Energy	15.3
Telecommunications	11.4
Healthcare	10.1
Services	7.6
Technology	6.1

Quality Diversification (% of fund's net assets)

As of December 31, 2021
BBB	1.7%
BB	26.4%
B	51.0%
CCC,CC,C	13.8%
D	0.3%
Not Rated	1.2%
Equities	2.6%
Short-Term Investments and Net Other Assets	3.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2021 *
Nonconvertible Bonds	88.7%
Convertible Bonds, Preferred Stocks	1.0%
Common Stocks	0.7%
Fixed-Income Funds	1.9%
Bank Loan Obligations	4.7%
Short-Term Investments and Net Other Assets (Liabilities)	3.0%

 * Foreign investments - 20.1%

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Corporate Bonds - 89.7%
	Principal Amount	Value
Convertible Bonds - 1.0%
Broadcasting - 0.4%
DISH Network Corp.:
2.375% 3/15/24	$1,090,000	$1,043,675
3.375% 8/15/26	3,095,000	2,929,582
		3,973,257
Energy - 0.6%
Mesquite Energy, Inc. 15% 7/15/23 (a)(b)	1,079,881	3,390,826
Mesquite Energy, Inc. 15% 7/15/23 (a)(b)	625,503	2,170,495
		5,561,321

TOTAL CONVERTIBLE BONDS		9,534,578

Nonconvertible Bonds - 88.7%
Aerospace - 4.9%
Allegheny Technologies, Inc.:
4.875% 10/1/29	1,750,000	1,751,750
5.875% 12/1/27	6,445,000	6,718,913
Bombardier, Inc.:
6% 2/15/28 (c)	2,030,000	2,036,151
7.125% 6/15/26 (c)	3,885,000	4,030,338
7.5% 3/15/25 (c)	3,945,000	4,018,969
7.875% 4/15/27 (c)	6,425,000	6,657,906
BWX Technologies, Inc. 4.125% 6/30/28 (c)	2,565,000	2,603,475
Kaiser Aluminum Corp.:
4.5% 6/1/31 (c)	1,760,000	1,731,400
4.625% 3/1/28 (c)	2,275,000	2,297,750
Moog, Inc. 4.25% 12/15/27 (c)	2,140,000	2,156,050
TransDigm, Inc.:
4.625% 1/15/29	3,185,000	3,174,426
5.5% 11/15/27	9,785,000	10,054,088
7.5% 3/15/27	850,000	888,250
		48,119,466
Automotive & Auto Parts - 0.1%
Ford Motor Credit Co. LLC 3.815% 11/2/27	925,000	978,012
Banks & Thrifts - 0.1%
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (c)	560,000	565,600
Broadcasting - 1.5%
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (c)	5,215,000	2,607,500
Sinclair Television Group, Inc.:
5.125% 2/15/27 (c)	2,290,000	2,221,300
5.5% 3/1/30 (c)	990,000	960,300
Sirius XM Radio, Inc.:
3.125% 9/1/26 (c)	765,000	765,222
4% 7/15/28 (c)	3,590,000	3,610,068
4.125% 7/1/30 (c)	480,000	480,000
Tegna, Inc.:
4.625% 3/15/28	1,100,000	1,111,869
5% 9/15/29	425,000	434,563
Univision Communications, Inc.:
4.5% 5/1/29 (c)	1,265,000	1,277,650
6.625% 6/1/27 (c)	890,000	958,975
		14,427,447
Building Materials - 0.4%
Advanced Drain Systems, Inc. 5% 9/30/27 (c)	2,180,000	2,253,575
SRS Distribution, Inc.:
4.625% 7/1/28 (c)	780,000	782,925
6% 12/1/29 (c)	715,000	718,575
		3,755,075
Cable/Satellite TV - 3.5%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (c)	2,925,000	2,950,682
4.5% 8/15/30 (c)	1,750,000	1,790,583
4.5% 5/1/32	2,190,000	2,252,963
4.5% 6/1/33 (c)	1,870,000	1,907,830
CSC Holdings LLC:
4.125% 12/1/30 (c)	1,195,000	1,166,619
4.625% 12/1/30 (c)	4,050,000	3,832,313
5.375% 2/1/28 (c)	2,720,000	2,816,206
5.75% 1/15/30 (c)	1,940,000	1,932,725
7.5% 4/1/28 (c)	1,270,000	1,362,075
Dolya Holdco 18 DAC 5% 7/15/28 (c)	950,000	957,168
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (c)	3,595,000	3,630,950
6.5% 9/15/28 (c)	4,775,000	4,796,655
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (c)	3,000,000	3,090,000
Ziggo Bond Co. BV 5.125% 2/28/30 (c)	185,000	185,925
Ziggo BV 4.875% 1/15/30 (c)	990,000	1,015,344
		33,688,038
Capital Goods - 0.6%
Mueller Water Products, Inc. 4% 6/15/29 (c)	1,110,000	1,121,100
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (c)	4,830,000	5,077,538
		6,198,638
Chemicals - 3.7%
Axalta Coating Systems LLC 3.375% 2/15/29 (c)	1,785,000	1,726,988
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (c)	2,905,000	3,028,463
CVR Partners LP 6.125% 6/15/28 (c)	1,044,000	1,101,420
Element Solutions, Inc. 3.875% 9/1/28 (c)	1,465,000	1,472,325
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
5% 12/31/26 (c)	3,555,000	3,511,736
7% 12/31/27 (c)	260,000	245,050
LSB Industries, Inc. 6.25% 10/15/28 (c)	1,890,000	1,965,600
Methanex Corp.:
5.125% 10/15/27	2,855,000	2,997,750
5.65% 12/1/44	1,672,000	1,672,936
NOVA Chemicals Corp.:
4.25% 5/15/29 (c)	1,135,000	1,139,608
5.25% 6/1/27 (c)	2,090,000	2,225,850
Olympus Water U.S. Holding Corp. 4.25% 10/1/28 (c)	1,180,000	1,173,368
SCIL IV LLC / SCIL U.S.A. Holdings LLC 5.375% 11/1/26 (c)	905,000	928,756
The Chemours Co. LLC:
4.625% 11/15/29 (c)	1,075,000	1,066,669
5.375% 5/15/27	2,147,000	2,297,290
5.75% 11/15/28 (c)	7,500,000	7,847,775
W.R. Grace Holding LLC 5.625% 8/15/29 (c)	1,800,000	1,842,750
		36,244,334
Consumer Products - 0.5%
Diamond BC BV 4.625% 10/1/29 (c)	2,110,000	2,093,057
Michaels Companies, Inc.:
5.25% 5/1/28 (c)	810,000	810,356
7.875% 5/1/29 (c)	620,000	610,700
Nordstrom, Inc.:
4.25% 8/1/31	950,000	933,380
4.375% 4/1/30	635,000	640,578
		5,088,071
Containers - 1.0%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 4.125% 8/15/26 (c)	95,000	97,138
Flex Acquisition Co., Inc. 6.875% 1/15/25 (c)	2,205,000	2,209,101
Graphic Packaging International, Inc. 3.75% 2/1/30 (c)	500,000	505,350
OI European Group BV 4.75% 2/15/30 (c)	1,185,000	1,200,974
Trivium Packaging Finance BV:
5.5% 8/15/26 (c)	2,845,000	2,958,800
8.5% 8/15/27 (c)	2,470,000	2,612,025
		9,583,388
Diversified Financial Services - 2.9%
Coinbase Global, Inc. 3.375% 10/1/28 (c)	1,540,000	1,437,975
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29	1,860,000	1,813,500
5.25% 5/15/27	10,755,000	11,023,875
6.25% 5/15/26	4,405,000	4,586,706
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.:
4.25% 2/1/27 (c)	900,000	905,877
4.75% 6/15/29 (c)	1,695,000	1,737,375
OneMain Finance Corp.:
3.5% 1/15/27	1,905,000	1,883,569
3.875% 9/15/28	3,375,000	3,307,500
6.125% 3/15/24	630,000	667,945
7.125% 3/15/26	380,000	433,200
		27,797,522
Diversified Media - 1.1%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (c)	4,725,000	4,949,438
Nielsen Finance LLC/Nielsen Finance Co.:
4.5% 7/15/29 (c)	1,110,000	1,091,951
5.625% 10/1/28 (c)	1,850,000	1,910,125
5.875% 10/1/30 (c)	910,000	960,814
Terrier Media Buyer, Inc. 8.875% 12/15/27 (c)	2,105,000	2,275,021
		11,187,349
Energy - 13.8%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (c)	1,480,000	1,491,100
Cheniere Energy Partners LP 3.25% 1/31/32 (c)	1,005,000	1,015,050
Cheniere Energy, Inc. 4.625% 10/15/28	2,905,000	3,090,107
Citgo Petroleum Corp.:
6.375% 6/15/26 (c)	6,680,000	6,780,200
7% 6/15/25 (c)	4,677,000	4,813,054
Colgate Energy Partners III LLC 5.875% 7/1/29 (c)	925,000	952,750
Comstock Resources, Inc.:
5.875% 1/15/30 (c)	2,660,000	2,726,500
6.75% 3/1/29 (c)	3,065,000	3,324,299
7.5% 5/15/25 (c)	434,000	447,562
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (c)	5,473,000	5,575,619
5.75% 4/1/25	3,817,000	3,902,883
6% 2/1/29 (c)	4,650,000	4,830,164
CVR Energy, Inc.:
5.25% 2/15/25 (c)	5,536,000	5,342,240
5.75% 2/15/28 (c)	4,164,000	3,997,440
Delek Logistics Partners LP 7.125% 6/1/28 (c)	2,780,000	2,891,200
DT Midstream, Inc. 4.125% 6/15/29 (c)	935,000	957,206
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (c)	1,635,000	1,742,722
EnLink Midstream LLC 5.625% 1/15/28 (c)	395,000	410,800
EQM Midstream Partners LP 6.5% 7/1/27 (c)	800,000	896,000
Global Partners LP/GLP Finance Corp. 6.875% 1/15/29	2,060,000	2,157,129
Harvest Midstream I LP 7.5% 9/1/28 (c)	1,790,000	1,915,300
Hess Midstream Partners LP:
4.25% 2/15/30 (c)	635,000	630,238
5.125% 6/15/28 (c)	2,465,000	2,566,681
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (c)	2,885,000	2,874,181
MEG Energy Corp.:
5.875% 2/1/29 (c)	1,090,000	1,141,154
7.125% 2/1/27 (c)	1,090,000	1,160,763
Mesquite Energy, Inc. 7.25% 2/15/23 (b)(c)(d)	5,722,000	1
New Fortress Energy, Inc.:
6.5% 9/30/26 (c)	6,955,000	6,902,838
6.75% 9/15/25 (c)	8,015,000	8,095,150
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (c)	6,690,000	6,899,397
NGL Energy Partners LP/NGL Energy Finance Corp. 7.5% 11/1/23	1,260,000	1,241,100
Occidental Petroleum Corp.:
6.125% 1/1/31	1,365,000	1,658,475
6.45% 9/15/36	1,005,000	1,281,380
7.5% 5/1/31	3,730,000	4,907,281
7.875% 9/15/31	375,000	500,625
8.875% 7/15/30	1,270,000	1,712,798
PBF Holding Co. LLC/PBF Finance Corp. 9.25% 5/15/25 (c)	5,630,000	5,348,500
Rockies Express Pipeline LLC:
4.8% 5/15/30 (c)	250,000	260,625
4.95% 7/15/29 (c)	1,010,000	1,075,428
6.875% 4/15/40 (c)	385,000	435,052
SM Energy Co.:
5.625% 6/1/25	1,165,000	1,173,738
6.5% 7/15/28	990,000	1,024,650
6.75% 9/15/26	270,000	277,425
Southwestern Energy Co. 4.75% 2/1/32	925,000	974,122
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29	1,120,000	1,137,388
5.875% 3/15/28	500,000	528,750
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (c)	670,000	688,653
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (c)	2,252,000	2,232,295
6% 3/1/27 (c)	4,855,000	5,049,200
6% 12/31/30 (c)	2,070,000	2,070,000
6% 9/1/31 (c)	1,725,000	1,707,000
7.5% 10/1/25 (c)	210,000	227,325
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4% 1/15/32 (c)	1,800,000	1,881,000
4.875% 2/1/31	2,247,000	2,440,130
Transocean Guardian Ltd. 5.875% 1/15/24 (c)	797,300	755,442
Transocean Phoenix 2 Ltd. 7.75% 10/15/24 (c)	150,000	151,500
Transocean Pontus Ltd. 6.125% 8/1/25 (c)	398,650	389,680
Transocean Poseidon Ltd. 6.875% 2/1/27 (c)	595,000	574,919
Transocean Proteus Ltd. 6.25% 12/1/24 (c)	165,000	162,525
Transocean Sentry Ltd. 5.375% 5/15/23 (c)	795,667	763,780
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (c)	1,220,000	1,265,750
4.125% 8/15/31 (c)	1,205,000	1,277,300
		134,703,564
Environmental - 0.8%
Madison IAQ LLC:
4.125% 6/30/28 (c)	2,380,000	2,385,950
5.875% 6/30/29 (c)	3,900,000	3,899,999
Stericycle, Inc. 3.875% 1/15/29 (c)	1,625,000	1,600,625
		7,886,574
Food & Drug Retail - 0.9%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (c)	5,767,000	5,778,303
4.875% 2/15/30 (c)	1,430,000	1,544,000
Emergent BioSolutions, Inc. 3.875% 8/15/28 (c)	915,000	878,190
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (c)	395,000	392,531
		8,593,024
Food/Beverage/Tobacco - 2.7%
C&S Group Enterprises LLC 5% 12/15/28 (c)	3,900,000	3,690,375
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (c)	940,000	1,014,034
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (c)	2,735,000	2,974,313
6.5% 4/15/29 (c)	2,320,000	2,552,000
Lamb Weston Holdings, Inc. 4.125% 1/31/30 (c)	2,730,000	2,801,499
Performance Food Group, Inc. 5.5% 10/15/27 (c)	1,830,000	1,910,063
Post Holdings, Inc. 4.625% 4/15/30 (c)	1,125,000	1,145,813
Primo Water Holdings, Inc. 4.375% 4/30/29 (c)	2,945,000	2,915,550
TreeHouse Foods, Inc. 4% 9/1/28	1,465,000	1,406,400
Triton Water Holdings, Inc. 6.25% 4/1/29 (c)	4,205,000	4,033,016
U.S. Foods, Inc.:
4.625% 6/1/30 (c)	475,000	480,296
4.75% 2/15/29 (c)	1,285,000	1,305,881
		26,229,240
Gaming - 2.1%
Affinity Gaming LLC 6.875% 12/15/27 (c)	2,425,000	2,522,000
Caesars Entertainment, Inc.:
4.625% 10/15/29 (c)	1,170,000	1,170,000
8.125% 7/1/27 (c)	3,975,000	4,402,074
Golden Entertainment, Inc. 7.625% 4/15/26 (c)	3,070,000	3,208,150
Melco Resorts Finance Ltd.:
5.375% 12/4/29 (c)	940,000	911,800
5.75% 7/21/28 (c)	1,420,000	1,427,810
Premier Entertainment Sub LLC:
5.625% 9/1/29 (c)	1,590,000	1,577,582
5.875% 9/1/31 (c)	750,000	752,603
Station Casinos LLC 4.5% 2/15/28 (c)	750,000	754,275
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (c)	1,935,000	1,978,189
Wynn Macau Ltd. 5.5% 10/1/27 (c)	1,950,000	1,813,500
		20,517,983
Healthcare - 9.6%
180 Medical, Inc. 3.875% 10/15/29 (c)	1,490,000	1,508,625
AMN Healthcare 4% 4/15/29 (c)	1,880,000	1,905,850
Avantor Funding, Inc.:
3.875% 11/1/29 (c)	2,550,000	2,577,821
4.625% 7/15/28 (c)	2,795,000	2,913,788
Bausch Health Companies, Inc.:
4.875% 6/1/28 (c)	1,335,000	1,361,700
5% 1/30/28 (c)	1,420,000	1,306,400
7% 1/15/28 (c)	2,335,000	2,323,325
Cano Health, Inc. 6.25% 10/1/28 (c)	1,160,000	1,160,032
Catalent Pharma Solutions 3.5% 4/1/30 (c)	2,470,000	2,447,474
Centene Corp. 4.625% 12/15/29	3,100,000	3,343,226
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (c)	660,000	666,600
4.25% 5/1/28 (c)	290,000	301,600
Community Health Systems, Inc.:
4.75% 2/15/31 (c)	2,065,000	2,083,069
5.625% 3/15/27 (c)	5,805,000	6,143,606
6% 1/15/29 (c)	2,135,000	2,276,444
6.125% 4/1/30 (c)	1,680,000	1,662,058
6.875% 4/15/29 (c)	2,095,000	2,134,281
8% 3/15/26 (c)	2,480,000	2,607,100
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (c)	1,200,000	1,224,000
DaVita HealthCare Partners, Inc. 4.625% 6/1/30 (c)	5,075,000	5,195,531
Grifols Escrow Issuer SA 4.75% 10/15/28 (c)	1,780,000	1,815,992
HealthEquity, Inc. 4.5% 10/1/29 (c)	3,090,000	3,059,100
Hologic, Inc.:
3.25% 2/15/29 (c)	2,030,000	2,030,000
4.625% 2/1/28 (c)	395,000	414,750
Jazz Securities DAC 4.375% 1/15/29 (c)	3,125,000	3,235,750
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (c)	450,000	459,567
Molina Healthcare, Inc. 3.875% 11/15/30 (c)	855,000	887,063
Mozart Debt Merger Sub, Inc.:
3.875% 4/1/29 (c)	3,410,000	3,397,963
5.25% 10/1/29 (c)	1,795,000	1,819,484
Option Care Health, Inc. 4.375% 10/31/29 (c)	1,910,000	1,914,775
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (c)	4,490,000	4,562,963
5.125% 4/30/31 (c)	1,230,000	1,284,956
Owens & Minor, Inc. 4.5% 3/31/29 (c)	585,000	599,625
Radiology Partners, Inc. 9.25% 2/1/28 (c)	2,216,000	2,327,066
RP Escrow Issuer LLC 5.25% 12/15/25 (c)	3,120,000	3,147,300
Teleflex, Inc. 4.25% 6/1/28 (c)	535,000	551,152
Tenet Healthcare Corp.:
4.25% 6/1/29 (c)	2,345,000	2,381,324
4.375% 1/15/30 (c)	3,160,000	3,201,285
4.625% 6/15/28 (c)	4,470,000	4,592,925
6.125% 10/1/28 (c)	4,680,000	4,943,063
6.25% 2/1/27 (c)	1,195,000	1,236,825
Valeant Pharmaceuticals International, Inc. 8.5% 1/31/27 (c)	670,000	703,500
Vizient, Inc. 6.25% 5/15/27 (c)	240,000	250,500
		93,959,458
Homebuilders/Real Estate - 3.2%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.625% 8/1/29 (c)	565,000	557,938
Howard Hughes Corp.:
4.125% 2/1/29 (c)	775,000	785,346
4.375% 2/1/31 (c)	775,000	782,750
Kennedy-Wilson, Inc. 4.75% 2/1/30	2,880,000	2,919,470
Railworks Holdings LP 8.25% 11/15/28 (c)	1,660,000	1,709,800
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (c)	2,735,000	2,803,375
TopBuild Corp. 4.125% 2/15/32 (c)	2,135,000	2,191,044
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (c)	5,020,000	4,978,485
6.5% 2/15/29 (c)	14,955,000	14,903,630
		31,631,838
Hotels - 0.5%
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (c)	2,175,000	2,163,560
3.75% 5/1/29 (c)	295,000	297,213
4% 5/1/31 (c)	1,055,000	1,078,780
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (c)	1,060,000	1,091,800
		4,631,353
Insurance - 1.6%
Alliant Holdings Intermediate LLC:
4.25% 10/15/27 (c)	2,775,000	2,775,000
6.75% 10/15/27 (c)	8,742,000	9,069,825
AmWINS Group, Inc. 4.875% 6/30/29 (c)	2,535,000	2,560,350
AssuredPartners, Inc. 5.625% 1/15/29 (c)	795,000	773,138
		15,178,313
Leisure - 2.7%
Carnival Corp.:
4% 8/1/28 (c)	2,305,000	2,287,713
5.75% 3/1/27 (c)	4,050,000	4,050,000
6% 5/1/29 (c)	3,190,000	3,174,050
6.65% 1/15/28	175,000	179,585
7.625% 3/1/26 (c)	4,445,000	4,659,471
NCL Corp. Ltd.:
3.625% 12/15/24 (c)	2,225,000	2,099,844
5.875% 3/15/26 (c)	525,000	522,674
NCL Finance Ltd. 6.125% 3/15/28 (c)	370,000	364,450
Royal Caribbean Cruises Ltd.:
4.25% 7/1/26 (c)	2,390,000	2,314,942
5.5% 8/31/26 (c)	2,375,000	2,414,900
5.5% 4/1/28 (c)	2,785,000	2,817,195
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (c)	370,000	369,538
Voc Escrow Ltd. 5% 2/15/28 (c)	1,150,000	1,138,500
		26,392,862
Metals/Mining - 0.4%
First Quantum Minerals Ltd. 6.875% 10/15/27 (c)	2,238,000	2,400,255
FMG Resources (August 2006) Pty Ltd.:
4.375% 4/1/31 (c)	930,000	976,500
4.5% 9/15/27 (c)	40,000	42,600
HudBay Minerals, Inc. 4.5% 4/1/26 (c)	500,000	500,000
		3,919,355
Paper - 0.7%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 4% 9/1/29 (c)	1,655,000	1,636,696
Glatfelter Corp. 4.75% 11/15/29 (c)	810,000	835,313
Intertape Polymer Group, Inc. 4.375% 6/15/29 (c)	2,020,000	2,020,000
SPA Holdings 3 OY 4.875% 2/4/28 (c)	2,600,000	2,558,816
		7,050,825
Railroad - 0.3%
First Student Bidco, Inc./First Transit Parent, Inc. 4% 7/31/29 (c)	3,050,000	2,964,600
Restaurants - 0.4%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4% 10/15/30 (c)	1,925,000	1,891,313
Yum! Brands, Inc. 4.625% 1/31/32	1,985,000	2,109,301
		4,000,614
Services - 7.0%
ADT Corp. 4.125% 8/1/29 (c)	2,395,000	2,359,075
Adtalem Global Education, Inc. 5.5% 3/1/28 (c)	5,595,000	5,469,113
Allied Universal Holdco LLC / Allied Universal Finance Corp.:
6% 6/1/29 (c)	2,330,000	2,265,925
6.625% 7/15/26 (c)	355,000	372,466
APX Group, Inc. 6.75% 2/15/27 (c)	837,000	878,850
Aramark Services, Inc. 5% 2/1/28 (c)	4,990,000	5,158,413
ASGN, Inc. 4.625% 5/15/28 (c)	1,310,000	1,356,243
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp.:
4.625% 6/1/28 (c)	2,244,000	2,242,609
4.625% 6/1/28 (c)	2,326,000	2,282,934
Booz Allen Hamilton, Inc.:
3.875% 9/1/28 (c)	5,748,000	5,848,590
4% 7/1/29 (c)	400,000	413,154
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (c)	5,105,000	5,100,252
CoreCivic, Inc.:
4.75% 10/15/27	1,155,000	1,045,275
8.25% 4/15/26	4,950,000	5,172,750
Fair Isaac Corp. 4% 6/15/28 (c)	1,155,000	1,187,259
Gartner, Inc.:
3.625% 6/15/29 (c)	575,000	581,354
3.75% 10/1/30 (c)	955,000	976,392
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (c)	5,635,000	5,783,975
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (c)	4,430,000	4,452,150
PowerTeam Services LLC 9.033% 12/4/25 (c)	490,000	518,388
Service Corp. International:
4% 5/15/31	1,460,000	1,478,250
5.125% 6/1/29	1,420,000	1,522,950
Sotheby's 7.375% 10/15/27 (c)	4,540,000	4,835,100
The GEO Group, Inc. 6% 4/15/26	1,315,000	1,060,942
TriNet Group, Inc. 3.5% 3/1/29 (c)	2,295,000	2,286,394
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (c)	3,468,000	3,644,695
		68,293,498
Steel - 0.2%
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (c)	1,715,000	1,749,300
Super Retail - 1.2%
Bath & Body Works, Inc.:
5.25% 2/1/28	235,000	259,675
6.625% 10/1/30 (c)	360,000	407,700
6.694% 1/15/27	850,000	977,500
Carvana Co.:
4.875% 9/1/29 (c)	555,000	528,638
5.625% 10/1/25 (c)	185,000	185,000
5.875% 10/1/28 (c)	310,000	308,838
EG Global Finance PLC:
6.75% 2/7/25 (c)	2,170,000	2,197,125
8.5% 10/30/25 (c)	3,690,000	3,823,763
Levi Strauss & Co. 3.5% 3/1/31 (c)	1,310,000	1,335,715
Wolverine World Wide, Inc. 4% 8/15/29 (c)	1,855,000	1,803,561
		11,827,515
Technology - 5.6%
Acuris Finance U.S. 5% 5/1/28 (c)	3,535,000	3,517,325
Arches Buyer, Inc.:
4.25% 6/1/28 (c)	2,705,000	2,703,593
6.125% 12/1/28 (c)	2,490,000	2,505,550
Black Knight InfoServ LLC 3.625% 9/1/28 (c)	2,525,000	2,521,692
Clarivate Science Holdings Corp.:
3.875% 7/1/28 (c)	715,000	718,575
4.875% 7/1/29 (c)	675,000	684,531
CommScope, Inc.:
4.75% 9/1/29 (c)	825,000	819,893
6% 3/1/26 (c)	2,280,000	2,348,400
7.125% 7/1/28 (c)	1,455,000	1,429,538
8.25% 3/1/27 (c)	435,000	447,045
Elastic NV 4.125% 7/15/29 (c)	2,310,000	2,285,468
Gartner, Inc. 4.5% 7/1/28 (c)	1,470,000	1,535,246
II-VI, Inc. 5% 12/15/29 (c)	605,000	617,838
ION Trading Technologies Ltd. 5.75% 5/15/28 (c)	3,323,000	3,422,690
MicroStrategy, Inc. 6.125% 6/15/28 (c)	1,365,000	1,368,413
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 10.75% 6/1/28 (c)	1,115,000	1,215,350
onsemi 3.875% 9/1/28 (c)	1,115,000	1,142,875
Open Text Corp. 3.875% 12/1/29 (c)	2,540,000	2,571,750
Rackspace Hosting, Inc.:
3.5% 2/15/28 (c)	2,695,000	2,565,559
5.375% 12/1/28 (c)	12,272,000	11,965,200
Roblox Corp. 3.875% 5/1/30 (c)	2,455,000	2,490,229
Sensata Technologies BV 4% 4/15/29 (c)	995,000	1,016,144
TTM Technologies, Inc. 4% 3/1/29 (c)	4,370,000	4,342,688
Twilio, Inc. 3.875% 3/15/31	730,000	737,081
		54,972,673
Telecommunications - 10.6%
Altice Financing SA:
5% 1/15/28 (c)	3,230,000	3,152,125
5.75% 8/15/29 (c)	9,150,000	9,058,500
Altice France Holding SA 6% 2/15/28 (c)	4,250,000	4,058,750
Altice France SA:
5.125% 1/15/29 (c)	5,365,000	5,230,875
5.125% 7/15/29 (c)	3,525,000	3,438,461
5.5% 1/15/28 (c)	1,850,000	1,833,850
5.5% 10/15/29 (c)	3,705,000	3,649,425
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (c)	10,430,000	10,847,200
Cablevision Lightpath LLC:
3.875% 9/15/27 (c)	455,000	441,350
5.625% 9/15/28 (c)	360,000	354,892
Consolidated Communications, Inc. 5% 10/1/28 (c)	535,000	540,350
Frontier Communications Holdings LLC:
5% 5/1/28 (c)	2,695,000	2,775,850
5.875% 10/15/27 (c)	1,820,000	1,924,650
5.875% 11/1/29	2,125,000	2,125,000
6% 1/15/30 (c)	1,240,000	1,246,200
6.75% 5/1/29 (c)	2,335,000	2,428,400
Level 3 Financing, Inc.:
3.625% 1/15/29 (c)	340,000	323,000
4.25% 7/1/28 (c)	3,590,000	3,554,100
4.625% 9/15/27 (c)	1,979,000	2,018,580
Lumen Technologies, Inc.:
4.5% 1/15/29 (c)	4,950,000	4,789,125
5.125% 12/15/26 (c)	4,485,000	4,667,226
6.875% 1/15/28	162,000	180,225
Millicom International Cellular SA 4.5% 4/27/31 (c)	200,000	201,288
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 6% 2/15/28 (c)	325,000	318,500
Sable International Finance Ltd. 5.75% 9/7/27 (c)	464,000	475,020
Sprint Capital Corp.:
6.875% 11/15/28	3,978,000	5,032,170
8.75% 3/15/32	1,575,000	2,362,500
Telecom Italia Capital SA:
6% 9/30/34	1,185,000	1,253,327
7.2% 7/18/36	845,000	968,843
7.721% 6/4/38	235,000	276,190
Uniti Group, Inc.:
6% 1/15/30 (c)	4,060,000	3,907,121
7.875% 2/15/25 (c)	6,450,000	6,732,188
Virgin Media Secured Finance PLC:
4.5% 8/15/30 (c)	690,000	694,354
5.5% 5/15/29 (c)	1,555,000	1,636,638
VMED O2 UK Financing I PLC 4.25% 1/31/31 (c)	2,235,000	2,190,300
Windstream Escrow LLC 7.75% 8/15/28 (c)	5,460,000	5,790,112
Zayo Group Holdings, Inc.:
4% 3/1/27 (c)	1,600,000	1,577,232
6.125% 3/1/28 (c)	1,020,000	1,004,700
		103,058,617
Textiles/Apparel - 0.4%
Foot Locker, Inc. 4% 10/1/29 (c)	3,410,000	3,415,712
Kontoor Brands, Inc. 4.125% 11/15/29 (c)	335,000	335,000
		3,750,712
Transportation Ex Air/Rail - 0.4%
Great Lakes Dredge & Dock Corp. 5.25% 6/1/29 (c)	595,000	612,850
Seaspan Corp. 5.5% 8/1/29 (c)	3,290,000	3,322,900
		3,935,750
Utilities - 3.3%
Clearway Energy Operating LLC:
3.75% 2/15/31 (c)	1,005,000	1,002,488
4.75% 3/15/28 (c)	585,000	614,981
DCP Midstream Operating LP 5.125% 5/15/29	350,000	395,500
Global Partners LP/GLP Finance Corp. 7% 8/1/27	1,282,000	1,330,075
InterGen NV 7% 6/30/23 (c)	4,960,000	4,922,800
NRG Energy, Inc.:
3.375% 2/15/29 (c)	1,535,000	1,504,147
3.625% 2/15/31 (c)	820,000	799,500
5.25% 6/15/29 (c)	2,105,000	2,255,265
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (c)	2,344,717	2,505,916
PG&E Corp.:
5% 7/1/28	2,715,000	2,855,691
5.25% 7/1/30	4,705,000	4,934,134
Pike Corp. 5.5% 9/1/28 (c)	5,675,000	5,687,939
Vistra Operations Co. LLC:
5% 7/31/27 (c)	1,948,000	2,021,673
5.625% 2/15/27 (c)	1,455,000	1,498,650
		32,328,759

TOTAL NONCONVERTIBLE BONDS		865,209,367

TOTAL CORPORATE BONDS
(Cost $865,757,408)		874,743,945
	Shares	Value

Common Stocks - 0.7%
Energy - 0.7%
California Resources Corp. warrants 10/27/24 (e)	1,768	21,923
Jonah Energy Parent LLC (b)	58,499	3,758,561
Mesquite Energy, Inc. (b)(e)	82,533	2,969,529

TOTAL ENERGY		6,750,013

Telecommunications - 0.0%
CUI Acquisition Corp. Class E (b)(e)	1	35,011
GTT Communications, Inc. rights (b)(e)	92,208	92,208

TOTAL TELECOMMUNICATIONS		127,219

TOTAL COMMON STOCKS
(Cost $3,561,436)		6,877,232
	Principal Amount	Value

Bank Loan Obligations - 4.7%
Broadcasting - 0.1%
Diamond Sports Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.36% 8/24/26 (f)(g)(h)	2,576,819	1,187,476
Building Materials - 0.1%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 5/17/28 (f)(g)(h)	1,266,817	1,247,815
Chemicals - 0.4%
Consolidated Energy Finance SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 5/7/25 (b)(f)(g)(h)	2,383,025	2,323,449
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 11/9/28 (f)(g)(h)	1,475,000	1,468,849

TOTAL CHEMICALS		3,792,298

Consumer Products - 0.1%
Michaels Companies, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 4/15/28 (f)(g)(h)	927,669	918,559
Energy - 0.2%
EG America LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.2238% 2/6/25 (f)(g)(h)	1,399,105	1,392,305
EG Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.2238% 2/6/25 (f)(g)(h)	942,655	938,073
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (b)(d)(g)(h)	1,525,908	0
term loan 3 month U.S. LIBOR + 0.000% 0% (b)(d)(g)(h)	658,000	0

TOTAL ENERGY		2,330,378

Gaming - 0.6%
Golden Nugget LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.25% 10/4/23 (f)(g)(h)	5,498,230	5,459,467
Healthcare - 0.5%
Da Vinci Purchaser Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5% 12/13/26 (f)(g)(h)	74,810	74,787
Gainwell Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 10/1/27 (f)(g)(h)	4,034,436	4,040,488
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1043% 6/13/26 (f)(g)(h)	1,241,568	1,204,793

TOTAL HEALTHCARE		5,320,068

Insurance - 0.4%
Alliant Holdings Intermediate LLC Tranche B3 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 11/6/27 (f)(g)(h)	2,189,513	2,185,221
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.8749% 4/25/25 (f)(g)(h)	1,388,293	1,371,259

TOTAL INSURANCE		3,556,480

Leisure - 0.3%
City Football Group Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 7/21/28 (f)(g)(h)	3,025,000	3,002,313
Services - 0.6%
ABG Intermediate Holdings 2 LLC:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 6.000% 6.5% 12/10/29 (f)(g)(h)	75,000	75,000
Tranche B1 LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 12/21/28 (g)(h)(i)	41,194	40,988
Tranche B2 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 1/31/29 (g)(h)(i)	262,612	261,299
Tranche B3 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 12/21/28 (g)(h)(i)	41,194	40,988
Allied Universal Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 5/14/28 (f)(g)(h)	812,963	809,410
Ascend Learning LLC:
2LN, term loan 1 month U.S. LIBOR + 5.750% 6.25% 12/10/29 (f)(g)(h)	130,000	130,217
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 11/18/28 (g)(h)(i)	1,305,000	1,302,012
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/21/24 (f)(g)(h)	3,213,575	3,138,152
CoreCivic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/18/24 (f)(g)(h)	146,550	145,330

TOTAL SERVICES		5,943,396

Technology - 0.5%
Acuris Finance U.S., Inc. 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 2/16/28 (f)(g)(h)	589,062	590,323
CommScope, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3543% 4/4/26 (f)(g)(h)	947,577	934,348
Rackspace Technology Global, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.5% 2/15/28 (f)(g)(h)	771,115	764,738
Tempo Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 10/31/26 (f)(g)(h)	2,419,298	2,421,572

TOTAL TECHNOLOGY		4,710,981

Telecommunications - 0.8%
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7% 5/31/25 (f)(g)(h)	3,558,601	3,167,902
Intelsat Jackson Holdings SA:
Tranche B-4, term loan 3 month U.S. LIBOR + 5.500% 8.75% 1/2/24 (f)(g)(h)	280,000	279,255
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.3917% 7/13/22 (g)(h)(j)	2,904,815	2,900,284
Northwest Fiber LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8546% 4/30/27 (f)(g)(h)	1,436,394	1,429,930

TOTAL TELECOMMUNICATIONS		7,777,371

Utilities - 0.1%
PG&E Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 6/23/25 (f)(g)(h)	947,595	936,224
TOTAL BANK LOAN OBLIGATIONS
(Cost $47,640,973)		46,182,826
	Shares	Value

Fixed-Income Funds - 1.9%
Fidelity Direct Lending Fund, LP (a)(b)(k)	150,407	1,504,067
iShares iBoxx $ High Yield Corporate Bond ETF	194,000	16,879,916
TOTAL FIXED-INCOME FUNDS
(Cost $18,405,343)		18,383,983

Money Market Funds - 2.0%
Fidelity Cash Central Fund 0.08% (l)
(Cost $19,357,047)	19,353,177	19,357,047
TOTAL INVESTMENT IN SECURITIES - 99.0%
(Cost $954,722,207)		965,545,033
NET OTHER ASSETS (LIABILITIES) - 1.0%		9,821,012
NET ASSETS - 100%		$975,366,045

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,065,388 or 0.7% of net assets.

 (b) Level 3 security

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $733,652,263 or 75.2% of net assets.

 (d) Non-income producing - Security is in default.

 (e) Non-income producing

 (f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (g) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (h) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (i) The coupon rate will be determined upon settlement of the loan after period end.

 (j) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $484,136 and $483,381, respectively.

 (k) Affiliated Fund

 (l) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Fidelity Direct Lending Fund, LP	12/9/21 - 12/31/21	$1,504,067
Mesquite Energy, Inc. 15% 7/15/23	11/5/20 - 10/15/21	$1,079,881
Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 10/15/21	$625,503

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$15,871,226	$393,259,096	$389,773,123	$16,071	$175	$(327)	$19,357,047	0.0%
Total	$15,871,226	$393,259,096	$389,773,123	$16,071	$175	$(327)	$19,357,047

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an underlying Fund changes its name, the name presented below is the name in effect at period end.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Direct Lending Fund, LP	$--	$1,504,067	$--	$--	$--	$--	$1,504,067
Total	$--	$1,504,067	$--	$--	$--	$--	$1,504,067

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$35,011	$--	$--	$35,011
Energy	6,750,013	21,923	--	6,728,090
Information Technology	92,208	--	--	92,208
Corporate Bonds	874,743,945	--	869,182,623	5,561,322
Bank Loan Obligations	46,182,826	--	43,859,377	2,323,449
Fixed-Income Funds	18,383,983	16,879,916	--	1,504,067
Money Market Funds	19,357,047	19,357,047	--	--
Total Investments in Securities:	$965,545,033	$36,258,886	$913,042,000	$16,244,147

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$3,711,900
Net Realized Gain (Loss) on Investment Securities	(2,118,869)
Net Unrealized Gain (Loss) on Investment Securities	10,688,669
Cost of Purchases	4,158,405
Proceeds of Sales	(11,975)
Amortization/Accretion	(183,983)
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$16,244,147
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2021	$8,379,199

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	79.9%
Canada	4.2%
Luxembourg	2.9%
Netherlands	1.8%
United Kingdom	1.7%
Multi-National	1.6%
Ireland	1.5%
France	1.5%
Panama	1.4%
Cayman Islands	1.4%
Others (Individually Less Than 1%)	2.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $933,861,093)	$944,683,919
Fidelity Central Funds (cost $19,357,047)	19,357,047
Other affiliated issuers (cost $1,504,067)	1,504,067
Total Investment in Securities (cost $954,722,207)		$965,545,033
Cash		60,255
Receivable for investments sold		992,215
Receivable for fund shares sold		630,449
Interest receivable		12,924,958
Prepaid expenses		977
Total assets		980,153,887
Liabilities
Payable for investments purchased	$3,483,192
Payable for fund shares redeemed	652,116
Distributions payable	7,981
Accrued management fee	435,123
Distribution and service plan fees payable	36,553
Other affiliated payables	95,341
Other payables and accrued expenses	77,536
Total liabilities		4,787,842
Net Assets		$975,366,045
Net Assets consist of:
Paid in capital		$1,046,842,603
Total accumulated earnings (loss)		(71,476,558)
Net Assets		$975,366,045
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($312,771,142 ÷ 59,518,809 shares)		$5.25
Service Class:
Net Asset Value, offering price and redemption price per share ($53,926,560 ÷ 10,346,158 shares)		$5.21
Service Class 2:
Net Asset Value, offering price and redemption price per share ($166,772,590 ÷ 33,148,355 shares)		$5.03
Investor Class:
Net Asset Value, offering price and redemption price per share ($441,895,753 ÷ 84,644,289 shares)		$5.22

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Interest		$51,266,539
Income from Fidelity Central Funds		16,071
Total income		51,282,610
Expenses
Management fee	$5,362,477
Transfer agent fees	816,866
Distribution and service plan fees	472,827
Accounting fees and expenses	352,026
Custodian fees and expenses	15,305
Independent trustees' fees and expenses	3,441
Audit	81,285
Legal	35,746
Miscellaneous	4,679
Total expenses before reductions	7,144,652
Expense reductions	(9,313)
Total expenses after reductions		7,135,339
Net investment income (loss)		44,147,271
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	21,951,063
Fidelity Central Funds	175
Total net realized gain (loss)		21,951,238
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(23,267,802)
Fidelity Central Funds	(327)
Total change in net unrealized appreciation (depreciation)		(23,268,129)
Net gain (loss)		(1,316,891)
Net increase (decrease) in net assets resulting from operations		$42,830,380

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$44,147,271	$47,269,542
Net realized gain (loss)	21,951,238	(36,758,696)
Change in net unrealized appreciation (depreciation)	(23,268,129)	10,013,121
Net increase (decrease) in net assets resulting from operations	42,830,380	20,523,967
Distributions to shareholders	(51,264,851)	(47,004,184)
Share transactions - net increase (decrease)	14,687,529	(48,310,959)
Total increase (decrease) in net assets	6,253,058	(74,791,176)
Net Assets
Beginning of period	969,112,987	1,043,904,163
End of period	$975,366,045	$969,112,987

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP High Income Portfolio Initial Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$5.31	$5.43	$4.97	$5.46	$5.38
Income from Investment Operations
Net investment income (loss)A	.245	.266	.286	.288	.290
Net realized and unrealized gain (loss)	(.016)	(.121)	.457	(.473)	.091
Total from investment operations	.229	.145	.743	(.185)	.381
Distributions from net investment income	(.289)	(.265)	(.283)	(.305)	(.301)
Total distributions	(.289)	(.265)	(.283)	(.305)	(.301)
Net asset value, end of period	$5.25	$5.31	$5.43	$4.97	$5.46
Total ReturnB,C	4.41%	2.75%	15.11%	(3.46)%	7.13%
Ratios to Average Net AssetsD,E
Expenses before reductions	.67%	.67%	.67%	.67%	.67%
Expenses net of fee waivers, if any	.66%	.67%	.67%	.67%	.67%
Expenses net of all reductions	.66%	.67%	.67%	.67%	.67%
Net investment income (loss)	4.57%	5.14%	5.31%	5.33%	5.22%
Supplemental Data
Net assets, end of period (000 omitted)	$312,771	$313,973	$327,442	$299,239	$355,469
Portfolio turnover rateF	66%	72%	30%	69%	70%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP High Income Portfolio Service Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$5.26	$5.38	$4.93	$5.42	$5.34
Income from Investment Operations
Net investment income (loss)A	.238	.259	.279	.280	.283
Net realized and unrealized gain (loss)	(.007)	(.120)	.449	(.471)	.092
Total from investment operations	.231	.139	.728	(.191)	.375
Distributions from net investment income	(.281)	(.259)	(.278)	(.299)	(.295)
Total distributions	(.281)	(.259)	(.278)	(.299)	(.295)
Net asset value, end of period	$5.21	$5.26	$5.38	$4.93	$5.42
Total ReturnB,C	4.50%	2.65%	14.92%	(3.60)%	7.07%
Ratios to Average Net AssetsD,E
Expenses before reductions	.77%	.77%	.77%	.77%	.77%
Expenses net of fee waivers, if any	.76%	.77%	.77%	.77%	.77%
Expenses net of all reductions	.76%	.77%	.77%	.77%	.77%
Net investment income (loss)	4.47%	5.04%	5.21%	5.23%	5.12%
Supplemental Data
Net assets, end of period (000 omitted)	$53,927	$53,326	$66,123	$58,231	$68,104
Portfolio turnover rateF	66%	72%	30%	69%	70%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP High Income Portfolio Service Class 2

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$5.09	$5.22	$4.79	$5.27	$5.20
Income from Investment Operations
Net investment income (loss)A	.222	.244	.262	.264	.267
Net realized and unrealized gain (loss)	(.009)	(.121)	.438	(.451)	.090
Total from investment operations	.213	.123	.700	(.187)	.357
Distributions from net investment income	(.273)	(.253)	(.270)	(.293)	(.287)
Total distributions	(.273)	(.253)	(.270)	(.293)	(.287)
Net asset value, end of period	$5.03	$5.09	$5.22	$4.79	$5.27
Total ReturnB,C	4.29%	2.42%	14.77%	(3.63)%	6.91%
Ratios to Average Net AssetsD,E
Expenses before reductions	.92%	.92%	.92%	.92%	.92%
Expenses net of fee waivers, if any	.91%	.92%	.92%	.92%	.92%
Expenses net of all reductions	.91%	.92%	.92%	.92%	.92%
Net investment income (loss)	4.32%	4.89%	5.06%	5.08%	4.97%
Supplemental Data
Net assets, end of period (000 omitted)	$166,773	$170,257	$187,747	$139,564	$166,993
Portfolio turnover rateF	66%	72%	30%	69%	70%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP High Income Portfolio Investor Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$5.27	$5.39	$4.94	$5.43	$5.36
Income from Investment Operations
Net investment income (loss)A	.242	.263	.283	.284	.287
Net realized and unrealized gain (loss)	(.004)	(.119)	.448	(.470)	.083
Total from investment operations	.238	.144	.731	(.186)	.370
Distributions from net investment income	(.288)	(.264)	(.281)	(.304)	(.300)
Total distributions	(.288)	(.264)	(.281)	(.304)	(.300)
Net asset value, end of period	$5.22	$5.27	$5.39	$4.94	$5.43
Total ReturnB,C	4.63%	2.74%	14.94%	(3.50)%	6.95%
Ratios to Average Net AssetsD,E
Expenses before reductions	.70%	.71%	.70%	.71%	.71%
Expenses net of fee waivers, if any	.70%	.71%	.70%	.71%	.71%
Expenses net of all reductions	.70%	.71%	.70%	.71%	.71%
Net investment income (loss)	4.53%	5.11%	5.28%	5.30%	5.18%
Supplemental Data
Net assets, end of period (000 omitted)	$441,896	$431,557	$462,593	$391,173	$456,983
Portfolio turnover rateF	66%	72%	30%	69%	70%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

VIP High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Investment in Fidelity Direct Lending Fund, LP.

The Fund invests in Fidelity Direct Lending Fund, LP, which is a limited partnership available only to certain investment companies managed by the investment adviser and its affiliates. The Fund's limited partnership interest is not registered under the Securities Act of 1933, and is subject to substantial restrictions on transfer. The Fund has no redemption rights under the partnership agreement. There will be no trading market for the partnership interest, and the Fund most likely will hold its shares until Fidelity Direct Lending Fund, LP converts by operation of law to a Delaware corporation, trust, or other limited liability entity and (i) registers as a closed-end management investment company under the 1940 Act or (ii) elects to be treated as a business development company under the 1940 Act.

Based on its investment objective, Fidelity Direct Lending Fund, LP may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Direct Lending Fund, LP and thus a decline in the value of the Fund. The Fidelity Direct Lending Fund, LP intends to invest primarily in direct loans made to private U.S. companies, specifically small- and middle-market companies.

The Schedule of Investments lists Fidelity Direct Lending Fund, LP as an investment as of period end, but does not include the underlying holdings of Fidelity Direct Lending Fund, LP. Fidelity Direct Lending Fund, LP represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Direct Lending Fund, LP, which commenced operations on December 8, 2021. The annual expense ratio for Fidelity Direct Lending Fund, LP is estimated to be a maximum of .20%.

4. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Direct Lending Fund, LP is valued using NAV as a practical expedient in accordance with the specialized accounting guidance for investment companies and is categorized as Level 3 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$6,855,309	Market comparable	Transaction price	$24.67	Increase
			Discount rate	10.0%	Decrease
			Discount for Lack of Marketability	10.0%	Decrease
			Enterprise Value/EBITDA multiple (EV/EBITDA)	2.9 - 3.1 / 3.0	Increase
		Recovery value	Recovery value	1.0% - 45,228.2% / 12,447.7%	Increase
		Book value	Book value multiple	1.0	Increase
Corporate Bonds	$5,561,322	Market comparable	Discount rate	10.0%	Decrease
			Discount for Lack of Marketability	10.0%	Decrease
			Enterprise Value/EBITDA multiple (EV/EBITDA)	3.1	Increase
		Recovery value	Recovery value	0.0%	Increase
		Book value	Book value multiple	1.0	Increase
Bank Loan Obligations	$2,323,449	Recovery value	Recovery value	0.0%	Increase
		Indicative market price	Evaluated bid	$97.50	Increase
Fixed-Income Funds	$1,504,067	Market approach	Net asset value	$5.20	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$29,468,774
Gross unrealized depreciation	(16,150,663)
Net unrealized appreciation (depreciation)	$13,318,111
Tax Cost	$952,226,922

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$83,938
Capital loss carryforward	$(84,878,607)
Net unrealized appreciation (depreciation) on securities and other investments	$13,318,111

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(38,111,063)
Long-term	(46,767,544)
Total capital loss carryforward	$(84,878,607)

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$51,264,851	$ 47,004,184

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount
VIP High Income Portfolio	Fidelity Direct Lending Fund, LP	$9,495,933

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP High Income Portfolio	624,128,079	620,315,284

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$61,358
Service Class 2	411,469
$472,827

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$212,135.07
Service Class	41,724.07
Service Class 2	111,919.07
Investor Class	451,088.10
	$816,866

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP High Income Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP High Income Portfolio	$163

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP High Income Portfolio	$1,772

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $382.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8,931.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
VIP High Income Portfolio
Distributions to shareholders
Initial Class	$16,578,946	$15,186,395
Service Class	2,827,038	2,588,287
Service Class 2	8,286,498	8,136,361
Investor Class	23,572,369	21,093,141
Total	$51,264,851	$47,004,184

10. Share Transactions.

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
VIP High Income Portfolio
Initial Class
Shares sold	6,582,111	7,828,791	$35,316,676	$40,541,734
Reinvestment of distributions	3,175,763	2,885,195	16,578,946	15,186,395
Shares redeemed	(9,420,357)	(11,887,391)	(50,485,840)	(61,018,472)
Net increase (decrease)	337,517	(1,173,405)	$1,409,782	$(5,290,343)
Service Class
Shares sold	5,935,782	3,385,369	$31,370,807	$17,308,661
Reinvestment of distributions	546,572	495,370	2,827,038	2,588,287
Shares redeemed	(6,270,913)	(6,031,210)	(33,538,593)	(31,043,815)
Net increase (decrease)	211,441	(2,150,471)	$659,252	$(11,146,867)
Service Class 2
Shares sold	12,586,111	20,817,025	$64,381,008	$102,995,226
Reinvestment of distributions	1,658,903	1,610,356	8,286,498	8,136,361
Shares redeemed	(14,557,956)	(24,966,605)	(74,483,522)	(124,070,315)
Net increase (decrease)	(312,942)	(2,539,224)	$(1,816,016)	$(12,938,728)
Investor Class
Shares sold	11,138,508	17,448,094	$59,901,440	$87,498,777
Reinvestment of distributions	4,549,245	4,029,639	23,572,369	21,093,141
Shares redeemed	(12,883,556)	(25,383,687)	(69,039,298)	(127,526,939)
Net increase (decrease)	2,804,197	(3,905,954)	$14,434,511	$(18,935,021)

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP High Income Portfolio	50%	1	11%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP High Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP High Income Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
VIP High Income Portfolio
Initial Class	.66%
Actual		$1,000.00	$1,012.60	$3.35
Hypothetical-C		$1,000.00	$1,021.88	$3.36
Service Class	.76%
Actual		$1,000.00	$1,011.50	$3.85
Hypothetical-C		$1,000.00	$1,021.37	$3.87
Service Class 2.91%
Actual		$1,000.00	$1,012.50	$4.62
Hypothetical-C		$1,000.00	$1,020.62	$4.63
Investor Class	.69%
Actual		$1,000.00	$1,012.60	$3.50
Hypothetical-C		$1,000.00	$1,021.73	$3.52

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $96,268,159 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

VIPHI-ANN-0322
1.540029.124

Fidelity® Variable Insurance Products:

Value Portfolio

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Initial Class	30.07%	12.72%	13.70%
Service Class	29.92%	12.61%	13.59%
Service Class 2	29.72%	12.45%	13.41%
Investor Class	29.98%	12.64%	13.62%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Value Portfolio - Initial Class on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$36,119	VIP Value Portfolio - Initial Class
$33,621	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 28.71% in 2021, with U.S. equities rising on improving economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. In the first quarter, the index gained 6.17%. Investors were buoyed by the rollout of vaccines, the U.S. Federal Reserve’s pledge to hold short-term interest rates near zero until the economy recovered, and the federal government’s deployment of trillions of dollars to boost the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In September, the index returned -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraints and disruption, and the fast-spreading delta variant of the coronavirus. The Fed also signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index sharply reversed course with a 7.01% gain in October, driven by strength in earnings. Then in November, the index stalled again, returning -0.69% amid the emergence of a new, more-highly transmissible variant, omicron, and rising inflation, which breached a 40-year high. The index advanced 4.48% in December, after studies suggested omicron resulted in fewer severe COVID-19 cases. All sectors had a double-digit return, led by energy (+55%) and real estate (+46%), whereas utilities (+18%) notably lagged.

Comments from Portfolio Manager Matt Friedman:  For the fiscal year ending December 31, 2021, the fund's share classes gained roughly 30%, outperforming the 25.37% result of the benchmark Russell 3000® Value Index. Versus the benchmark, security selection was the primary contributor, especially in the communication services sector. Strong picks in the industrials sector, primarily driven by the capital goods industry, also helped. Also contributing was security selection and an overweighting in the financials sector, especially within the diversified financials industry. The fund's top individual relative contributor was an outsized stake in Olin, which gained 139% the past 12 months. Also adding value was our overweighting in Capital One Financial, which gained about 64%. We sold our stake in Capital One before period end. Another notable relative contributor was our outsized stake in Builders FirstSource (+117%), a position we established this period. In contrast, stock selection in health care was the primary detractor from performance versus the benchmark. primarily within the pharmaceuticals, biotechnology & life sciences industry. Weak picks in utilities also hampered relative performance. Also hurting the fund's relative performance was security selection in the information technology sector, especially within the technology hardware & equipment industry. The fund's largest individual relative detractor was our overweighting in Gap, which returned -48%. This is a position we established in this period. Also hindering performance was our outsized stakes in Jazz Pharma (-23%) and T-Mobile (-14%). Notable changes in positioning include a higher allocation to the utilities and communication services sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2021

% of fund's net assets
Roche Holding AG (participation certificate)	2.4
The Travelers Companies, Inc.	2.4
Cigna Corp.	2.3
Alphabet, Inc. Class A	2.3
AstraZeneca PLC sponsored ADR	2.0
Dollar Tree, Inc.	2.0
Exxon Mobil Corp.	1.9
Centene Corp.	1.9
M&T Bank Corp.	1.8
Canadian Natural Resources Ltd.	1.6
20.6

Top Five Market Sectors as of December 31, 2021

% of fund's net assets
Financials	18.7
Industrials	16.0
Health Care	11.8
Consumer Discretionary	10.1
Communication Services	7.4

Asset Allocation (% of fund's net assets)

As of December 31, 2021 *
Stocks	100.7%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.7)%

 * Foreign investments – 19.7%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Common Stocks - 100.8%
	Shares	Value
COMMUNICATION SERVICES - 7.4%
Diversified Telecommunication Services - 0.8%
Liberty Global PLC Class C (a)	130,900	$3,676,981
Entertainment - 0.6%
Activision Blizzard, Inc.	40,100	2,667,853
Interactive Media & Services - 2.3%
Alphabet, Inc. Class A (a)	3,771	10,924,738
Media - 2.7%
Comcast Corp. Class A	87,400	4,398,842
Interpublic Group of Companies, Inc.	137,014	5,131,174
Nexstar Broadcasting Group, Inc. Class A	22,300	3,366,854
		12,896,870
Wireless Telecommunication Services - 1.0%
T-Mobile U.S., Inc. (a)	42,541	4,933,905

TOTAL COMMUNICATION SERVICES		35,100,347

CONSUMER DISCRETIONARY - 10.1%
Distributors - 0.6%
LKQ Corp.	50,900	3,055,527
Diversified Consumer Services - 1.2%
Adtalem Global Education, Inc. (a)	125,539	3,710,933
Laureate Education, Inc. Class A	153,600	1,880,064
		5,590,997
Hotels, Restaurants & Leisure - 1.1%
Caesars Entertainment, Inc. (a)	56,490	5,283,510
Household Durables - 1.7%
Mohawk Industries, Inc. (a)	26,539	4,834,875
PulteGroup, Inc.	59,400	3,395,304
		8,230,179
Internet & Direct Marketing Retail - 0.9%
eBay, Inc.	65,390	4,348,435
Multiline Retail - 2.0%
Dollar Tree, Inc. (a)	66,600	9,358,632
Specialty Retail - 2.6%
American Eagle Outfitters, Inc. (b)	81,800	2,071,176
Gap, Inc.	126,000	2,223,900
Rent-A-Center, Inc.	128,300	6,163,532
Sally Beauty Holdings, Inc. (a)	100,400	1,853,384
		12,311,992

TOTAL CONSUMER DISCRETIONARY		48,179,272

CONSUMER STAPLES - 5.0%
Beverages - 1.0%
Primo Water Corp.	275,978	4,865,492
Food & Staples Retailing - 0.7%
U.S. Foods Holding Corp. (a)	104,400	3,636,252
Food Products - 2.3%
Bunge Ltd.	51,700	4,826,712
Darling Ingredients, Inc. (a)	86,278	5,978,203
		10,804,915
Tobacco - 1.0%
Altria Group, Inc.	100,031	4,740,469

TOTAL CONSUMER STAPLES		24,047,128

ENERGY - 6.9%
Oil, Gas & Consumable Fuels - 6.9%
Canadian Natural Resources Ltd.	182,006	7,690,597
Cenovus Energy, Inc. (Canada)	271,618	3,330,405
Cheniere Energy, Inc.	56,358	5,715,828
Exxon Mobil Corp.	150,991	9,239,139
Hess Corp.	62,500	4,626,875
Tourmaline Oil Corp.	69,500	2,243,867
		32,846,711
FINANCIALS - 18.7%
Banks - 3.2%
First Citizens Bancshares, Inc. (b)	7,969	6,612,995
M&T Bank Corp.	55,339	8,498,964
		15,111,959
Capital Markets - 5.2%
Ameriprise Financial, Inc.	25,384	7,657,337
Apollo Global Management LLC Class A	84,490	6,119,611
Lazard Ltd. Class A	112,719	4,917,930
LPL Financial	39,165	6,269,925
		24,964,803
Consumer Finance - 2.2%
OneMain Holdings, Inc.	106,700	5,339,268
SLM Corp.	273,795	5,385,548
		10,724,816
Diversified Financial Services - 2.1%
Berkshire Hathaway, Inc. Class B (a)	14,200	4,245,800
Voya Financial, Inc. (b)	85,720	5,684,093
		9,929,893
Insurance - 6.0%
American Financial Group, Inc.	42,988	5,903,112
Assurant, Inc.	40,385	6,294,406
Reinsurance Group of America, Inc.	44,300	4,850,407
The Travelers Companies, Inc.	72,688	11,370,584
		28,418,509

TOTAL FINANCIALS		89,149,980

HEALTH CARE - 11.8%
Health Care Providers & Services - 5.3%
Centene Corp. (a)	110,788	9,128,931
Cigna Corp.	48,350	11,102,611
Laboratory Corp. of America Holdings (a)	17,061	5,360,737
		25,592,279
Pharmaceuticals - 6.5%
AstraZeneca PLC sponsored ADR	164,417	9,577,290
Jazz Pharmaceuticals PLC (a)	35,774	4,557,608
Roche Holding AG (participation certificate)	27,958	11,598,689
Sanofi SA sponsored ADR	102,613	5,140,911
		30,874,498

TOTAL HEALTH CARE		56,466,777

INDUSTRIALS - 16.0%
Aerospace & Defense - 0.9%
Curtiss-Wright Corp.	28,900	4,007,563
Air Freight & Logistics - 1.3%
FedEx Corp.	23,400	6,052,176
Building Products - 2.4%
Builders FirstSource, Inc. (a)	86,021	7,372,860
Jeld-Wen Holding, Inc. (a)	155,400	4,096,344
		11,469,204
Commercial Services & Supplies - 1.1%
The Brink's Co.	80,600	5,284,942
Construction & Engineering - 1.3%
Willscot Mobile Mini Holdings (a)	153,000	6,248,520
Electrical Equipment - 0.7%
Regal Rexnord Corp.	20,100	3,420,618
Machinery - 2.0%
Allison Transmission Holdings, Inc.	68,200	2,479,070
Crane Co.	48,200	4,903,386
Timken Co.	33,500	2,321,215
		9,703,671
Marine - 0.7%
Kirby Corp. (a)	54,600	3,244,332
Professional Services - 2.5%
KBR, Inc.	77,100	3,671,502
Manpower, Inc.	28,900	2,812,837
Nielsen Holdings PLC	263,500	5,404,385
		11,888,724
Road & Rail - 0.4%
XPO Logistics, Inc. (a)	23,100	1,788,633
Trading Companies & Distributors - 2.7%
AerCap Holdings NV (a)	56,700	3,709,314
Beacon Roofing Supply, Inc. (a)	81,500	4,674,025
Univar, Inc. (a)	164,800	4,672,080
		13,055,419

TOTAL INDUSTRIALS		76,163,802

INFORMATION TECHNOLOGY - 5.9%
Communications Equipment - 0.7%
Plantronics, Inc. (a)(b)	110,500	3,242,070
Electronic Equipment & Components - 1.1%
Flex Ltd. (a)	295,285	5,412,574
IT Services - 1.8%
Concentrix Corp.	27,400	4,894,188
DXC Technology Co. (a)	115,100	3,705,069
		8,599,257
Software - 2.3%
NortonLifeLock, Inc.	145,100	3,769,698
SS&C Technologies Holdings, Inc.	89,317	7,322,208
		11,091,906

TOTAL INFORMATION TECHNOLOGY		28,345,807

MATERIALS - 6.2%
Chemicals - 2.0%
Olin Corp.	100,942	5,806,184
Tronox Holdings PLC	154,500	3,712,635
		9,518,819
Containers & Packaging - 1.7%
Berry Global Group, Inc. (a)	53,800	3,969,364
Crown Holdings, Inc.	37,809	4,182,432
		8,151,796
Metals & Mining - 2.5%
Arconic Corp. (a)	103,300	3,409,933
BHP Group Ltd. sponsored ADR (b)	47,700	2,878,695
Wheaton Precious Metals Corp.	131,900	5,659,933
		11,948,561

TOTAL MATERIALS		29,619,176

REAL ESTATE - 5.9%
Equity Real Estate Investment Trusts (REITs) - 4.8%
American Tower Corp.	10,000	2,925,000
CubeSmart	92,165	5,245,110
Digital Realty Trust, Inc.	27,300	4,828,551
Equity Lifestyle Properties, Inc.	71,318	6,251,736
Ventas, Inc.	70,700	3,614,184
		22,864,581
Real Estate Management & Development - 1.1%
Cushman & Wakefield PLC (a)	240,500	5,348,720

TOTAL REAL ESTATE		28,213,301

UTILITIES - 6.9%
Electric Utilities - 3.0%
Edison International	83,800	5,719,350
NRG Energy, Inc.	67,900	2,925,132
PG&E Corp. (a)	463,400	5,625,676
		14,270,158
Independent Power and Renewable Electricity Producers - 1.4%
The AES Corp.	160,600	3,902,580
Vistra Corp.	127,000	2,891,790
		6,794,370
Multi-Utilities - 2.5%
CenterPoint Energy, Inc.	151,600	4,231,156
MDU Resources Group, Inc.	158,406	4,885,241
Sempra Energy	18,600	2,460,408
		11,576,805

TOTAL UTILITIES		32,641,333

TOTAL COMMON STOCKS
(Cost $373,718,737)		480,773,634

Money Market Funds - 3.7%
Fidelity Cash Central Fund 0.08% (c)	3,888,708	3,889,486
Fidelity Securities Lending Cash Central Fund 0.08% (c)(d)	14,025,760	14,027,163
TOTAL MONEY MARKET FUNDS
(Cost $17,916,649)		17,916,649
TOTAL INVESTMENT IN SECURITIES - 104.5%
(Cost $391,635,386)		498,690,283
NET OTHER ASSETS (LIABILITIES) - (4.5)%		(21,524,256)
NET ASSETS - 100%		$477,166,027

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$4,757,819	$126,609,704	$127,478,084	$2,982	$47	$--	$3,889,486	0.0%
Fidelity Securities Lending Cash Central Fund 0.08%	4,261,756	68,243,233	58,477,826	25,948	--	--	14,027,163	0.0%
Total	$9,019,575	$194,852,937	$185,955,910	$28,930	$47	$--	$17,916,649

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$35,100,347	$35,100,347	$--	$--
Consumer Discretionary	48,179,272	48,179,272	--	--
Consumer Staples	24,047,128	24,047,128	--	--
Energy	32,846,711	32,846,711	--	--
Financials	89,149,980	89,149,980	--	--
Health Care	56,466,777	44,868,088	11,598,689	--
Industrials	76,163,802	76,163,802	--	--
Information Technology	28,345,807	28,345,807	--	--
Materials	29,619,176	29,619,176	--	--
Real Estate	28,213,301	28,213,301	--	--
Utilities	32,641,333	32,641,333	--	--
Money Market Funds	17,916,649	17,916,649	--	--
Total Investments in Securities:	$498,690,283	$487,091,594	$11,598,689	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.3%
United Kingdom	5.8%
Canada	5.0%
Switzerland	2.4%
Bermuda	2.0%
Singapore	1.1%
France	1.1%
Ireland	1.0%
Others (Individually Less Than 1%)	1.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value (including securities loaned of $13,578,516) — See accompanying schedule: Unaffiliated issuers (cost $373,718,737)	$480,773,634
Fidelity Central Funds (cost $17,916,649)	17,916,649
Total Investment in Securities (cost $391,635,386)		$498,690,283
Foreign currency held at value (cost $14,812)		14,811
Receivable for investments sold		144,148
Receivable for fund shares sold		10,000
Dividends receivable		643,860
Distributions receivable from Fidelity Central Funds		2,316
Prepaid expenses		456
Other receivables		7,199
Total assets		499,513,073
Liabilities
Payable for fund shares redeemed	$7,996,621
Distributions payable	7,329
Accrued management fee	204,462
Distribution and service plan fees payable	5,749
Other affiliated payables	58,240
Other payables and accrued expenses	47,638
Collateral on securities loaned	14,027,007
Total liabilities		22,347,046
Net Assets		$477,166,027
Net Assets consist of:
Paid in capital		$364,948,916
Total accumulated earnings (loss)		112,217,111
Net Assets		$477,166,027
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($159,917,349 ÷ 8,748,806 shares)		$18.28
Service Class:
Net Asset Value, offering price and redemption price per share ($337,195 ÷ 18,444 shares)		$18.28
Service Class 2:
Net Asset Value, offering price and redemption price per share ($26,890,393 ÷ 1,499,410 shares)		$17.93
Investor Class:
Net Asset Value, offering price and redemption price per share ($290,021,090 ÷ 15,905,859 shares)		$18.23

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Dividends		$9,783,176
Income from Fidelity Central Funds (including $25,948 from security lending)		28,930
Total income		9,812,106
Expenses
Management fee	$2,270,051
Transfer agent fees	468,623
Distribution and service plan fees	53,879
Accounting fees	168,212
Custodian fees and expenses	15,819
Independent trustees' fees and expenses	1,447
Audit	54,808
Legal	4,505
Interest	63
Miscellaneous	1,620
Total expenses before reductions	3,039,027
Expense reductions	(6,794)
Total expenses after reductions		3,032,233
Net investment income (loss)		6,779,873
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	62,497,061
Fidelity Central Funds	47
Foreign currency transactions	(6,057)
Total net realized gain (loss)		62,491,051
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	34,954,898
Assets and liabilities in foreign currencies	(3,846)
Total change in net unrealized appreciation (depreciation)		34,951,052
Net gain (loss)		97,442,103
Net increase (decrease) in net assets resulting from operations		$104,221,976

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,779,873	$3,991,075
Net realized gain (loss)	62,491,051	(7,235,446)
Change in net unrealized appreciation (depreciation)	34,951,052	23,899,052
Net increase (decrease) in net assets resulting from operations	104,221,976	20,654,681
Distributions to shareholders	(57,416,733)	(15,636,335)
Share transactions - net increase (decrease)	98,615,092	2,891,924
Total increase (decrease) in net assets	145,420,335	7,910,270
Net Assets
Beginning of period	331,745,692	323,835,422
End of period	$477,166,027	$331,745,692

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Value Portfolio Initial Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$15.96	$15.78	$13.08	$16.36	$14.74
Income from Investment Operations
Net investment income (loss)A	.31	.19	.26	.21	.21B
Net realized and unrealized gain (loss)	4.41	.75	3.74	(2.41)	2.07
Total from investment operations	4.72	.94	4.00	(2.20)	2.28
Distributions from net investment income	(.32)	(.20)	(.27)	(.18)	(.21)
Distributions from net realized gain	(2.07)	(.56)	(1.03)	(.90)	(.45)
Total distributions	(2.40)C	(.76)	(1.30)	(1.08)	(.66)
Net asset value, end of period	$18.28	$15.96	$15.78	$13.08	$16.36
Total ReturnD,E	30.07%	6.33%	32.13%	(13.84)%	15.58%
Ratios to Average Net AssetsF,G
Expenses before reductions	.64%	.67%	.67%	.67%	.68%
Expenses net of fee waivers, if any	.64%	.67%	.67%	.67%	.68%
Expenses net of all reductions	.64%	.65%	.66%	.66%	.67%
Net investment income (loss)	1.62%	1.48%	1.78%	1.36%	1.34%B
Supplemental Data
Net assets, end of period (000 omitted)	$159,917	$131,037	$116,401	$110,203	$130,365
Portfolio turnover rateH	68%	81%	67%	64%	55%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.09%.

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Value Portfolio Service Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$15.96	$15.78	$13.08	$16.36	$14.73
Income from Investment Operations
Net investment income (loss)A	.29	.18	.24	.20	.19B
Net realized and unrealized gain (loss)	4.40	.75	3.75	(2.42)	2.08
Total from investment operations	4.69	.93	3.99	(2.22)	2.27
Distributions from net investment income	(.30)	(.19)	(.25)	(.15)	(.20)
Distributions from net realized gain	(2.07)	(.56)	(1.03)	(.90)	(.45)
Total distributions	(2.37)	(.75)	(1.29)C	(1.06)C	(.64)C
Net asset value, end of period	$18.28	$15.96	$15.78	$13.08	$16.36
Total ReturnD,E	29.92%	6.23%	32.01%	(13.97)%	15.53%
Ratios to Average Net AssetsF,G
Expenses before reductions	.74%	.77%	.77%	.77%	.78%
Expenses net of fee waivers, if any	.74%	.77%	.77%	.77%	.78%
Expenses net of all reductions	.74%	.75%	.76%	.76%	.77%
Net investment income (loss)	1.52%	1.38%	1.68%	1.26%	1.24%B
Supplemental Data
Net assets, end of period (000 omitted)	$337	$275	$270	$233	$368
Portfolio turnover rateH	68%	81%	67%	64%	55%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .99%.

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Value Portfolio Service Class 2

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$15.70	$15.55	$12.91	$16.15	$14.55
Income from Investment Operations
Net investment income (loss)A	.26	.16	.22	.17	.17B
Net realized and unrealized gain (loss)	4.33	.72	3.68	(2.37)	2.05
Total from investment operations	4.59	.88	3.90	(2.20)	2.22
Distributions from net investment income	(.28)	(.17)	(.23)	(.14)	(.17)
Distributions from net realized gain	(2.07)	(.56)	(1.03)	(.90)	(.45)
Total distributions	(2.36)C	(.73)	(1.26)	(1.04)	(.62)
Net asset value, end of period	$17.93	$15.70	$15.55	$12.91	$16.15
Total ReturnD,E	29.72%	6.02%	31.77%	(14.02)%	15.36%
Ratios to Average Net AssetsF,G
Expenses before reductions	.89%	.92%	.92%	.92%	.93%
Expenses net of fee waivers, if any	.89%	.92%	.92%	.92%	.93%
Expenses net of all reductions	.89%	.91%	.91%	.91%	.92%
Net investment income (loss)	1.37%	1.22%	1.53%	1.11%	1.09%B
Supplemental Data
Net assets, end of period (000 omitted)	$26,890	$10,204	$9,262	$7,764	$9,474
Portfolio turnover rateH	68%	81%	67%	64%	55%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .84%.

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Value Portfolio Investor Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$15.92	$15.75	$13.06	$16.33	$14.71
Income from Investment Operations
Net investment income (loss)A	.29	.18	.25	.20	.20B
Net realized and unrealized gain (loss)	4.40	.74	3.73	(2.40)	2.07
Total from investment operations	4.69	.92	3.98	(2.20)	2.27
Distributions from net investment income	(.31)	(.19)	(.26)	(.16)	(.20)
Distributions from net realized gain	(2.07)	(.56)	(1.03)	(.90)	(.45)
Total distributions	(2.38)	(.75)	(1.29)	(1.07)C	(.65)
Net asset value, end of period	$18.23	$15.92	$15.75	$13.06	$16.33
Total ReturnD,E	29.98%	6.20%	32.01%	(13.88)%	15.52%
Ratios to Average Net AssetsF,G
Expenses before reductions	.72%	.74%	.75%	.75%	.76%
Expenses net of fee waivers, if any	.72%	.74%	.75%	.75%	.76%
Expenses net of all reductions	.72%	.73%	.74%	.74%	.75%
Net investment income (loss)	1.55%	1.40%	1.70%	1.28%	1.26%B
Supplemental Data
Net assets, end of period (000 omitted)	$290,021	$190,229	$197,903	$170,228	$204,443
Portfolio turnover rateH	68%	81%	67%	64%	55%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.01%.

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

VIP Value Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$116,585,417
Gross unrealized depreciation	(10,356,583)
Net unrealized appreciation (depreciation)	$106,228,834
Tax Cost	$392,461,449

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1
Undistributed long-term capital gain	$6,363,706
Net unrealized appreciation (depreciation) on securities and other investments	$106,238,199

The Fund intends to elect to defer to its next fiscal year $384,795 of capital losses recognized during the period November 1, 2021 to December 31, 2021.

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$23,701,657	$ 4,749,970
Long-term Capital Gains	33,715,076	10,886,365
Total	$57,416,733	$ 15,636,335

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Value Portfolio	342,547,517	287,799,746

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$326
Service Class 2	53,553
$53,879

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$95,355.06
Service Class	205.06
Service Class 2	13,470.06
Investor Class	359,593.14
	$468,623

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Value Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Value Portfolio	$5,345

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Value Portfolio	Borrower	$7,030,000.33%		$63

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Value Portfolio	38,023,705	31,335,097	3,888,266

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Value Portfolio	$700

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Value Portfolio	$2,734	$–	$–

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,794.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
VIP Value Portfolio
Distributions to shareholders
Initial Class	$19,591,894	$5,859,642
Service Class	40,837	12,774
Service Class 2	3,281,098	470,255
Investor Class	34,502,904	9,293,664
Total	$57,416,733	$15,636,335

10. Share Transactions.

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
VIP Value Portfolio
Initial Class
Shares sold	2,560,940	4,872,716	$47,739,910	$60,054,538
Reinvestment of distributions	1,074,650	392,086	19,591,894	5,859,642
Shares redeemed	(3,099,696)	(4,427,348)	(57,424,040)	(58,181,101)
Net increase (decrease)	535,894	837,454	$9,907,764	$7,733,079
Service Class
Shares sold	–	–	$–	$4
Reinvestment of distributions	1,642	626	29,932	9,347
Shares redeemed	(449)	(507)	(8,891)	(7,216)
Net increase (decrease)	1,193	119	$21,041	$2,135
Service Class 2
Shares sold	1,266,412	383,884	$23,516,757	$5,144,631
Reinvestment of distributions	183,243	31,997	3,281,098	470,255
Shares redeemed	(600,350)	(361,517)	(11,324,848)	(4,497,700)
Net increase (decrease)	849,305	54,364	$15,473,007	$1,117,186
Investor Class
Shares sold	5,101,753	3,064,439	$96,130,989	$38,637,975
Reinvestment of distributions	1,896,770	623,605	34,502,904	9,293,664
Shares redeemed	(3,041,764)	(4,304,233)	(57,420,613)	(53,892,115)
Net increase (decrease)	3,956,759	(616,189)	$73,213,280	$(5,960,476)

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
VIP Value Portfolio	61%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
VIP Value Portfolio	35%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP Value Portfolio

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Value Portfolio (the "Fund"), a fund of Variable Insurance Products Fund, including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 11, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
VIP Value Portfolio
Initial Class	.64%
Actual		$1,000.00	$1,061.60	$3.33
Hypothetical-C		$1,000.00	$1,021.98	$3.26
Service Class	.74%
Actual		$1,000.00	$1,061.00	$3.84
Hypothetical-C		$1,000.00	$1,021.48	$3.77
Service Class 2.89%
Actual		$1,000.00	$1,060.10	$4.62
Hypothetical-C		$1,000.00	$1,020.72	$4.53
Investor Class	.71%
Actual		$1,000.00	$1,061.00	$3.69
Hypothetical-C		$1,000.00	$1,021.63	$3.62

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Value Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
VIP Value Portfolio
Initial Class	02/04/2022	02/04/2022	$0.236
Service Class	02/04/2022	02/04/2022	$0.236
Service Class 2	02/04/2022	02/04/2022	$0.236
Investor Class	02/04/2022	02/04/2022	$0.236

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $40,156,948, or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year qualify for the dividends–received deduction for corporate shareholders:

VIP Value Portfolio	Initial Class	Service Class	Service Class 2	Investor Class
February 05, 2021	90%	95%	100%	93%
December 01, 2021	34%	34%	35%	34%
December 31, 2021	33%	35%	36%	34%

VIPVAL-ANN-0322
1.768949.120

Fidelity® Variable Insurance Products:

Equity-Income Portfolio

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Initial Class	24.89%	11.95%	12.53%
Service Class	24.83%	11.84%	12.42%
Service Class 2	24.60%	11.68%	12.26%
Investor Class	24.83%	11.86%	12.44%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income Portfolio℠ - Initial Class on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$32,568	VIP Equity-Income Portfolio℠ - Initial Class
$33,621	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 28.71% in 2021, with U.S. equities rising on improving economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. In the first quarter, the index gained 6.17%. Investors were buoyed by the rollout of vaccines, the U.S. Federal Reserve’s pledge to hold short-term interest rates near zero until the economy recovered, and the federal government’s deployment of trillions of dollars to boost the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In September, the index returned -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraints and disruption, and the fast-spreading delta variant of the coronavirus. The Fed also signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index sharply reversed course with a 7.01% gain in October, driven by strength in earnings. Then in November, the index stalled again, returning -0.69% amid the emergence of a new, more-highly transmissible variant, omicron, and rising inflation, which breached a 40-year high. The index advanced 4.48% in December, after studies suggested omicron resulted in fewer severe COVID-19 cases. All sectors had a double-digit return, led by energy (+55%) and real estate (+46%), whereas utilities (+18%) notably lagged.

Comments from Portfolio Manager Ramona Persaud:  For the fiscal year ending December 31, 2021, the fund's share classes gained about 25%, underperforming the 25.37% result of the benchmark Russell 3000® Value Index. The primary detractor from performance versus the benchmark was our security selection in the consumer discretionary sector, especially within the retailing industry. An underweighting in real estate and stock selection in energy also hampered the fund's relative result. Not owning Pfizer, a benchmark component that gained about 67%, was the biggest individual relative detractor. Other notable relative detractors included an out-of-benchmark stake in Samsung Electronics (-9%) and an outsized stake in T-Mobile (-14%). In contrast, the biggest contributor to performance versus the benchmark was our stock picks in the information technology sector, especially within the software & services industry. An overweighting in energy and security selection in communication services also bolstered the fund's relative result. The biggest individual relative contributor was an overweight position in Eli Lilly (+66%). Eli Lilly was among the largest holdings at period end. Also bolstering performance was our overweighting in Capital One Financial, which gained roughly 51%. Capital One Financial was among the fund's biggest holdings this period. Another key contributor was our out-of-benchmark position in Imperial Oil (+97%). Notable changes in positioning include increased exposure to the health care sector and a lower allocation to consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2021

% of fund's net assets
JPMorgan Chase & Co.	3.4
Bank of America Corp.	2.8
UnitedHealth Group, Inc.	2.6
Danaher Corp.	2.4
Wells Fargo & Co.	2.2
Johnson & Johnson	2.1
Procter & Gamble Co.	2.1
Cisco Systems, Inc.	2.0
Exxon Mobil Corp.	1.8
Eli Lilly & Co.	1.7
23.1

Top Five Market Sectors as of December 31, 2021

% of fund's net assets
Financials	19.6
Health Care	18.0
Information Technology	11.3
Industrials	10.8
Consumer Staples	8.5

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
Stocks	99.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

 * Foreign investments – 18.4%

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
COMMUNICATION SERVICES - 7.8%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.	558,670	$13,743,282
Verizon Communications, Inc.	616,760	32,046,850
		45,790,132
Entertainment - 1.6%
The Walt Disney Co. (a)	665,397	103,063,341
Interactive Media & Services - 1.4%
Alphabet, Inc. Class A (a)	30,488	88,324,956
Media - 3.1%
Comcast Corp. Class A	1,910,133	96,136,994
Interpublic Group of Companies, Inc.	1,417,273	53,076,874
Shaw Communications, Inc. Class B	543,900	16,506,835
WPP PLC	2,218,000	33,775,108
		199,495,811
Wireless Telecommunication Services - 1.0%
Rogers Communications, Inc. Class B (non-vtg.)	116,700	5,556,616
T-Mobile U.S., Inc. (a)	490,318	56,867,082
		62,423,698

TOTAL COMMUNICATION SERVICES		499,097,938

CONSUMER DISCRETIONARY - 6.2%
Hotels, Restaurants & Leisure - 1.3%
McDonald's Corp.	301,280	80,764,130
Household Durables - 0.6%
Tempur Sealy International, Inc.	809,500	38,070,785
Internet & Direct Marketing Retail - 0.2%
eBay, Inc.	234,698	15,607,417
Multiline Retail - 1.3%
Kohl's Corp. (b)	594,600	29,367,294
Nordstrom, Inc. (a)(b)	367,500	8,312,850
Target Corp.	206,108	47,701,636
		85,381,780
Specialty Retail - 2.1%
Best Buy Co., Inc.	164,500	16,713,200
Burlington Stores, Inc. (a)	117,878	34,362,616
Dick's Sporting Goods, Inc. (b)	174,900	20,111,751
Lowe's Companies, Inc.	82,272	21,265,667
The Home Depot, Inc.	50,107	20,794,906
TJX Companies, Inc.	233,274	17,710,162
		130,958,302
Textiles, Apparel & Luxury Goods - 0.7%
PVH Corp.	171,500	18,290,475
Tapestry, Inc.	726,100	29,479,660
		47,770,135

TOTAL CONSUMER DISCRETIONARY		398,552,549

CONSUMER STAPLES - 8.5%
Beverages - 2.3%
Diageo PLC	636,800	34,817,720
Keurig Dr. Pepper, Inc.	1,273,300	46,933,838
The Coca-Cola Co.	1,164,146	68,929,085
		150,680,643
Food & Staples Retailing - 2.2%
BJ's Wholesale Club Holdings, Inc. (a)	387,905	25,977,998
Costco Wholesale Corp.	62,900	35,708,330
Walmart, Inc.	529,845	76,663,273
		138,349,601
Food Products - 1.9%
Bunge Ltd.	211,900	19,782,984
Lamb Weston Holdings, Inc.	367,000	23,260,460
Mondelez International, Inc.	899,271	59,630,660
Nestle SA (Reg. S)	129,277	18,049,308
		120,723,412
Household Products - 2.1%
Procter & Gamble Co.	804,344	131,574,592

TOTAL CONSUMER STAPLES		541,328,248

ENERGY - 5.9%
Oil, Gas & Consumable Fuels - 5.9%
Canadian Natural Resources Ltd.	842,400	35,595,304
ConocoPhillips Co.	519,704	37,512,235
Enterprise Products Partners LP	1,269,144	27,870,402
Exxon Mobil Corp.	1,886,666	115,445,093
Hess Corp.	249,600	18,477,888
Imperial Oil Ltd. (b)	963,135	34,735,143
Phillips 66 Co.	400,700	29,034,722
Suncor Energy, Inc.	1,858,500	46,501,067
Thungela Resources Ltd. (a)	50,370	262,324
Valero Energy Corp.	416,734	31,300,891
		376,735,069
FINANCIALS - 19.6%
Banks - 12.9%
Bank of America Corp.	4,005,109	178,187,299
Citigroup, Inc.	1,227,799	74,146,782
Huntington Bancshares, Inc.	2,561,870	39,504,035
JPMorgan Chase & Co.	1,366,075	216,317,968
M&T Bank Corp.	497,167	76,354,908
PNC Financial Services Group, Inc.	477,700	95,788,404
Wells Fargo & Co.	2,975,468	142,762,955
		823,062,351
Capital Markets - 1.8%
BlackRock, Inc. Class A	65,654	60,110,176
KKR & Co. LP	716,336	53,367,032
		113,477,208
Consumer Finance - 1.4%
Capital One Financial Corp.	616,816	89,493,833
Insurance - 3.5%
American Financial Group, Inc.	260,300	35,744,396
American International Group, Inc.	442,100	25,137,806
Chubb Ltd.	319,082	61,681,741
Hartford Financial Services Group, Inc.	455,200	31,427,008
Old Republic International Corp.	1,065,000	26,177,700
The Travelers Companies, Inc.	276,240	43,212,223
		223,380,874

TOTAL FINANCIALS		1,249,414,266

HEALTH CARE - 18.0%
Biotechnology - 2.4%
AbbVie, Inc.	525,739	71,185,061
Amgen, Inc.	350,875	78,936,349
		150,121,410
Health Care Providers & Services - 3.4%
Cigna Corp.	230,109	52,839,930
UnitedHealth Group, Inc.	329,212	165,310,514
		218,150,444
Life Sciences Tools & Services - 2.4%
Danaher Corp.	459,568	151,202,468
Pharmaceuticals - 9.8%
AstraZeneca PLC (United Kingdom)	529,636	61,845,302
Bristol-Myers Squibb Co.	1,604,037	100,011,707
Eli Lilly & Co.	407,958	112,686,159
Johnson & Johnson	806,696	138,001,485
Merck & Co., Inc.	852,000	65,297,280
Roche Holding AG (participation certificate)	165,481	68,651,655
Sanofi SA	809,655	81,244,044
		627,737,632

TOTAL HEALTH CARE		1,147,211,954

INDUSTRIALS - 10.8%
Aerospace & Defense - 1.9%
Huntington Ingalls Industries, Inc.	70,700	13,202,518
Northrop Grumman Corp.	142,801	55,273,983
The Boeing Co. (a)	272,300	54,819,436
		123,295,937
Air Freight & Logistics - 1.5%
Deutsche Post AG	452,669	29,116,032
United Parcel Service, Inc. Class B	300,214	64,347,869
		93,463,901
Building Products - 0.9%
Johnson Controls International PLC	667,000	54,233,770
Electrical Equipment - 0.8%
AMETEK, Inc.	366,352	53,868,398
Industrial Conglomerates - 2.4%
General Electric Co.	709,020	66,981,119
Hitachi Ltd.	269,900	14,617,726
Roper Technologies, Inc.	116,994	57,544,669
Siemens AG	96,729	16,753,743
		155,897,257
Machinery - 2.5%
Crane Co.	186,400	18,962,472
Fortive Corp.	411,016	31,356,411
ITT, Inc.	364,552	37,253,569
Nordson Corp.	114,400	29,202,888
Otis Worldwide Corp.	501,130	43,633,389
		160,408,729
Marine - 0.2%
A.P. Moller - Maersk A/S Series B	3,145	11,225,491
Trading Companies & Distributors - 0.3%
Watsco, Inc.	64,358	20,136,331
Transportation Infrastructure - 0.3%
Aena SME SA (a)(c)	124,300	19,575,260

TOTAL INDUSTRIALS		692,105,074

INFORMATION TECHNOLOGY - 11.3%
Communications Equipment - 2.0%
Cisco Systems, Inc.	1,989,654	126,084,374
IT Services - 2.7%
Accenture PLC Class A	141,100	58,493,005
Amdocs Ltd.	839,833	62,853,102
Genpact Ltd.	705,700	37,458,556
Visa, Inc. Class A	64,242	13,921,884
		172,726,547
Semiconductors & Semiconductor Equipment - 2.8%
NXP Semiconductors NV	357,000	81,317,460
Qualcomm, Inc.	204,040	37,312,795
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	527,842	63,504,671
		182,134,926
Software - 2.3%
Microsoft Corp.	290,150	97,583,248
NortonLifeLock, Inc.	688,500	17,887,230
Open Text Corp.	616,600	29,266,504
		144,736,982
Technology Hardware, Storage& Peripherals - 1.5%
Apple, Inc.	218,829	38,857,466
Samsung Electronics Co. Ltd.	853,456	56,210,291
		95,067,757

TOTAL INFORMATION TECHNOLOGY		720,750,586

MATERIALS - 3.0%
Chemicals - 1.3%
Linde PLC	217,189	75,240,785
Nutrien Ltd.	102,600	7,711,932
		82,952,717
Containers & Packaging - 1.3%
Crown Holdings, Inc.	431,759	47,761,181
Packaging Corp. of America	256,500	34,922,475
		82,683,656
Metals & Mining - 0.4%
Anglo American PLC (United Kingdom)	452,900	18,628,794
Lundin Mining Corp.	696,400	5,439,292
		24,068,086

TOTAL MATERIALS		189,704,459

REAL ESTATE - 2.5%
Equity Real Estate Investment Trusts (REITs) - 2.5%
American Tower Corp.	146,373	42,814,103
Lamar Advertising Co. Class A	602,900	73,131,770
Public Storage	114,796	42,997,990
		158,943,863
UTILITIES - 5.9%
Electric Utilities - 3.1%
Exelon Corp.	774,749	44,749,502
NextEra Energy, Inc.	1,090,116	101,773,230
NRG Energy, Inc.	871,329	37,536,853
PG&E Corp. (a)	1,081,900	13,134,266
		197,193,851
Independent Power and Renewable Electricity Producers - 0.5%
Vistra Corp.	1,506,001	34,291,643
Multi-Utilities - 2.3%
Ameren Corp.	345,558	30,758,118
CenterPoint Energy, Inc.	1,065,668	29,742,794
Dominion Energy, Inc.	650,400	51,095,424
WEC Energy Group, Inc.	339,625	32,967,399
		144,563,735

TOTAL UTILITIES		376,049,229

TOTAL COMMON STOCKS
(Cost $4,049,022,819)		6,349,893,235

Money Market Funds - 1.0%
Fidelity Cash Central Fund 0.08% (d)	37,066,180	37,073,593
Fidelity Securities Lending Cash Central Fund 0.08% (d)(e)	28,724,036	28,726,908
TOTAL MONEY MARKET FUNDS
(Cost $65,799,499)		65,800,501
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $4,114,822,318)		6,415,693,736
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(34,996,871)
NET ASSETS - 100%		$6,380,696,865

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $19,575,260 or 0.3% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$102,597,532	$518,357,386	$583,881,458	$47,140	$2,256	$(2,123)	$37,073,593	0.1%
Fidelity Securities Lending Cash Central Fund 0.08%	32,151,844	606,309,884	609,734,820	69,524	--	--	28,726,908	0.1%
Total	$134,749,376	$1,124,667,270	$1,193,616,278	$116,664	$2,256	$(2,123)	$65,800,501

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$499,097,938	$465,322,830	$33,775,108	$--
Consumer Discretionary	398,552,549	398,552,549	--	--
Consumer Staples	541,328,248	488,461,220	52,867,028	--
Energy	376,735,069	376,472,745	262,324	--
Financials	1,249,414,266	1,249,414,266	--	--
Health Care	1,147,211,954	935,470,953	211,741,001	--
Industrials	692,105,074	615,434,548	76,670,526	--
Information Technology	720,750,586	720,750,586	--	--
Materials	189,704,459	171,075,665	18,628,794	--
Real Estate	158,943,863	158,943,863	--	--
Utilities	376,049,229	376,049,229	--	--
Money Market Funds	65,800,501	65,800,501	--	--
Total Investments in Securities:	$6,415,693,736	$6,021,748,955	$393,944,781	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.6%
Ireland	3.0%
Canada	2.9%
Switzerland	2.4%
United Kingdom	1.8%
France	1.3%
Netherlands	1.2%
Taiwan	1.0%
Bailiwick of Guernsey	1.0%
Others (Individually Less Than 1%)	3.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value (including securities loaned of $28,119,174) — See accompanying schedule: Unaffiliated issuers (cost $4,049,022,819)	$6,349,893,235
Fidelity Central Funds (cost $65,799,499)	65,800,501
Total Investment in Securities (cost $4,114,822,318)		$6,415,693,736
Receivable for fund shares sold		773,408
Dividends receivable		6,257,323
Distributions receivable from Fidelity Central Funds		16,263
Prepaid expenses		6,142
Other receivables		393,042
Total assets		6,423,139,914
Liabilities
Payable for fund shares redeemed	$10,578,152
Accrued management fee	2,200,994
Distribution and service plan fees payable	364,542
Other affiliated payables	466,271
Other payables and accrued expenses	106,182
Collateral on securities loaned	28,726,908
Total liabilities		42,443,049
Net Assets		$6,380,696,865
Net Assets consist of:
Paid in capital		$4,095,028,174
Total accumulated earnings (loss)		2,285,668,691
Net Assets		$6,380,696,865
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($3,766,480,279 ÷ 144,022,677 shares)		$26.15
Service Class:
Net Asset Value, offering price and redemption price per share ($326,786,536 ÷ 12,584,744 shares)		$25.97
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,659,718,669 ÷ 65,687,892 shares)		$25.27
Investor Class:
Net Asset Value, offering price and redemption price per share ($627,711,381 ÷ 24,178,680 shares)		$25.96

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Dividends		$130,072,660
Income from Fidelity Central Funds (including $69,524 from security lending)		116,664
Total income		130,189,324
Expenses
Management fee	$25,908,370
Transfer agent fees	4,267,208
Distribution and service plan fees	4,456,306
Accounting fees	1,125,931
Custodian fees and expenses	110,263
Independent trustees' fees and expenses	21,008
Audit	79,663
Legal	12,758
Miscellaneous	26,272
Total expenses before reductions	36,007,779
Expense reductions	(95,922)
Total expenses after reductions		35,911,857
Net investment income (loss)		94,277,467
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	546,730,399
Fidelity Central Funds	2,256
Foreign currency transactions	341,683
Total net realized gain (loss)		547,074,338
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	685,995,362
Fidelity Central Funds	(2,123)
Assets and liabilities in foreign currencies	(69,084)
Total change in net unrealized appreciation (depreciation)		685,924,155
Net gain (loss)		1,232,998,493
Net increase (decrease) in net assets resulting from operations		$1,327,275,960

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$94,277,467	$87,086,238
Net realized gain (loss)	547,074,338	133,856,127
Change in net unrealized appreciation (depreciation)	685,924,155	109,124,601
Net increase (decrease) in net assets resulting from operations	1,327,275,960	330,066,966
Distributions to shareholders	(789,899,370)	(310,505,982)
Share transactions - net increase (decrease)	345,216,711	95,361,239
Total increase (decrease) in net assets	882,593,301	114,922,223
Net Assets
Beginning of period	5,498,103,564	5,383,181,341
End of period	$6,380,696,865	$5,498,103,564

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Equity-Income Portfolio Initial Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$23.90	$23.77	$20.37	$23.89	$21.97
Income from Investment Operations
Net investment income (loss)A	.43	.39	.46	.58	.50
Net realized and unrealized gain (loss)	5.29	1.12	4.84	(2.50)	2.29
Total from investment operations	5.72	1.51	5.30	(1.92)	2.79
Distributions from net investment income	(.51)	(.39)	(.45)	(.52)	(.40)
Distributions from net realized gain	(2.95)	(.99)	(1.45)	(1.07)	(.47)
Total distributions	(3.47)B	(1.38)	(1.90)	(1.60)B	(.87)
Net asset value, end of period	$26.15	$23.90	$23.77	$20.37	$23.89
Total ReturnC,D	24.89%	6.69%	27.44%	(8.29)%	12.89%
Ratios to Average Net AssetsE,F
Expenses before reductions	.51%	.53%	.53%	.53%	.53%
Expenses net of fee waivers, if any	.51%	.53%	.53%	.53%	.53%
Expenses net of all reductions	.51%	.52%	.52%	.52%	.53%
Net investment income (loss)	1.63%	1.87%	2.11%	2.53%	2.19%
Supplemental Data
Net assets, end of period (000 omitted)	$3,766,480	$3,185,391	$3,202,982	$2,804,988	$3,440,095
Portfolio turnover rateG	27%	57%	32%	39%	36%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Equity-Income Portfolio Service Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$23.74	$23.63	$20.26	$23.77	$21.86
Income from Investment Operations
Net investment income (loss)A	.40	.37	.44	.55	.47
Net realized and unrealized gain (loss)	5.26	1.10	4.81	(2.49)	2.29
Total from investment operations	5.66	1.47	5.25	(1.94)	2.76
Distributions from net investment income	(.48)	(.37)	(.43)	(.50)	(.38)
Distributions from net realized gain	(2.95)	(.99)	(1.45)	(1.07)	(.47)
Total distributions	(3.43)	(1.36)	(1.88)	(1.57)	(.85)
Net asset value, end of period	$25.97	$23.74	$23.63	$20.26	$23.77
Total ReturnB,C	24.83%	6.55%	27.32%	(8.40)%	12.80%
Ratios to Average Net AssetsD,E
Expenses before reductions	.61%	.63%	.63%	.63%	.63%
Expenses net of fee waivers, if any	.61%	.63%	.63%	.63%	.63%
Expenses net of all reductions	.61%	.62%	.62%	.62%	.63%
Net investment income (loss)	1.53%	1.77%	2.01%	2.43%	2.09%
Supplemental Data
Net assets, end of period (000 omitted)	$326,787	$284,767	$299,079	$264,055	$326,565
Portfolio turnover rateF	27%	57%	32%	39%	36%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Equity-Income Portfolio Service Class 2

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$23.18	$23.10	$19.85	$23.32	$21.46
Income from Investment Operations
Net investment income (loss)A	.35	.33	.40	.51	.43
Net realized and unrealized gain (loss)	5.13	1.09	4.70	(2.44)	2.24
Total from investment operations	5.48	1.42	5.10	(1.93)	2.67
Distributions from net investment income	(.44)	(.34)	(.40)	(.47)	(.34)
Distributions from net realized gain	(2.95)	(.99)	(1.45)	(1.07)	(.47)
Total distributions	(3.39)	(1.34)B	(1.85)	(1.54)	(.81)
Net asset value, end of period	$25.27	$23.18	$23.10	$19.85	$23.32
Total ReturnC,D	24.60%	6.44%	27.11%	(8.54)%	12.65%
Ratios to Average Net AssetsE,F
Expenses before reductions	.76%	.78%	.78%	.78%	.78%
Expenses net of fee waivers, if any	.76%	.78%	.78%	.78%	.78%
Expenses net of all reductions	.76%	.77%	.77%	.77%	.78%
Net investment income (loss)	1.38%	1.62%	1.86%	2.28%	1.94%
Supplemental Data
Net assets, end of period (000 omitted)	$1,659,719	$1,563,662	$1,431,212	$1,200,026	$1,452,633
Portfolio turnover rateG	27%	57%	32%	39%	36%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Equity-Income Portfolio Investor Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$23.74	$23.63	$20.26	$23.77	$21.86
Income from Investment Operations
Net investment income (loss)A	.41	.38	.44	.55	.48
Net realized and unrealized gain (loss)	5.26	1.10	4.81	(2.48)	2.28
Total from investment operations	5.67	1.48	5.25	(1.93)	2.76
Distributions from net investment income	(.49)	(.38)	(.44)	(.51)	(.38)
Distributions from net realized gain	(2.95)	(.99)	(1.45)	(1.07)	(.47)
Total distributions	(3.45)B	(1.37)	(1.88)B	(1.58)	(.85)
Net asset value, end of period	$25.96	$23.74	$23.63	$20.26	$23.77
Total ReturnC,D	24.83%	6.57%	27.35%	(8.37)%	12.83%
Ratios to Average Net AssetsE,F
Expenses before reductions	.59%	.60%	.61%	.61%	.62%
Expenses net of fee waivers, if any	.58%	.60%	.61%	.61%	.61%
Expenses net of all reductions	.58%	.60%	.60%	.60%	.61%
Net investment income (loss)	1.55%	1.80%	2.03%	2.45%	2.11%
Supplemental Data
Net assets, end of period (000 omitted)	$627,711	$464,283	$449,909	$382,041	$457,011
Portfolio turnover rateG	27%	57%	32%	39%	36%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

VIP Equity-Income Portfolio	$25,511

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,372,420,347
Gross unrealized depreciation	(83,364,593)
Net unrealized appreciation (depreciation)	$2,289,055,754
Tax Cost	$4,126,637,982

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$355,542
Undistributed long-term capital gain	$7,257,434
Net unrealized appreciation (depreciation) on securities and other investments	$2,278,055,716

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$257,289,641	$ 86,284,721
Long-term Capital Gains	532,609,729	224,221,261
Total	$789,899,370	$ 310,505,982

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Equity-Income Portfolio	1,579,557,899	1,855,684,697

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$313,866
Service Class 2	4,142,440
$4,456,306

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$2,239,639.06
Service Class	197,578.06
Service Class 2	1,043,336.06
Investor Class	786,655.14
	$4,267,208

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Equity-Income Portfolio	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Equity-Income Portfolio	$39,979

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Equity-Income Portfolio	114,562,552	109,780,099	24,085,316

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Equity-Income Portfolio	$10,529

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Equity-Income Portfolio	$5,658	$–	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $396.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $95,526.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
VIP Equity-Income Portfolio
Distributions to shareholders
Initial Class	$463,404,060	$183,966,364
Service Class	40,340,660	16,791,567
Service Class 2	210,857,612	83,630,899
Investor Class	75,297,038	26,117,152
Total	$789,899,370	$310,505,982

10. Share Transactions.

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
VIP Equity-Income Portfolio
Initial Class
Shares sold	8,955,693	8,721,428	$237,708,161	$182,159,954
Reinvestment of distributions	18,115,164	8,041,682	463,404,059	183,966,364
Shares redeemed	(16,345,548)	(18,228,223)	(432,790,636)	(383,592,543)
Net increase (decrease)	10,725,309	(1,465,113)	$268,321,584	$(17,466,225)
Service Class
Shares sold	461,352	392,690	$12,148,893	$8,161,348
Reinvestment of distributions	1,588,165	738,646	40,340,660	16,791,567
Shares redeemed	(1,458,054)	(1,797,283)	(38,445,404)	(37,396,052)
Net increase (decrease)	591,463	(665,947)	$14,044,149	$(12,443,137)
Service Class 2
Shares sold	5,231,653	11,639,815	$134,560,733	$230,966,893
Reinvestment of distributions	8,533,721	3,766,962	210,857,612	83,630,899
Shares redeemed	(15,544,137)	(9,896,829)	(400,531,327)	(203,737,296)
Net increase (decrease)	(1,778,763)	5,509,948	$(55,112,982)	$110,860,496
Investor Class
Shares sold	3,641,902	2,667,918	$94,416,901	$55,485,142
Reinvestment of distributions	2,958,477	1,148,723	75,297,038	26,117,152
Shares redeemed	(1,975,712)	(3,305,655)	(51,749,979)	(67,192,189)
Net increase (decrease)	4,624,667	510,986	$117,963,960	$14,410,105

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Equity-Income Portfolio	17%	2	30%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP Equity-Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Equity-Income Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
VIP Equity-Income Portfolio
Initial Class	.51%
Actual		$1,000.00	$1,071.40	$2.66
Hypothetical-C		$1,000.00	$1,022.63	$2.60
Service Class	.61%
Actual		$1,000.00	$1,070.80	$3.18
Hypothetical-C		$1,000.00	$1,022.13	$3.11
Service Class 2.76%
Actual		$1,000.00	$1,070.20	$3.97
Hypothetical-C		$1,000.00	$1,021.37	$3.87
Investor Class	.58%
Actual		$1,000.00	$1,070.80	$3.03
Hypothetical-C		$1,000.00	$1,022.28	$2.96

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Equity-Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
VIP Equity-Income Portfolio
Initial Class	02/04/22	02/04/22	$0.033
Service Class	02/04/22	02/04/22	$0.033
Service Class 2	02/04/22	02/04/22	$0.033
Investor Class	02/04/22	02/04/22	$0.033

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $372,477,587, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 99%, 43%, and 42%; Service Class designates 100%, 44%, and 45%; Service Class 2 designates 100%, 46%, and 49%; and Investor Class designates 100%, 44%, and 44% of the dividends distributed on February 5, 2021, December 1, 2021 and December 31, 2021, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

VIPEI-ANN-0322
1.540027.124

Fidelity® Variable Insurance Products:

Growth Portfolio

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Initial Class	23.21%	26.29%	19.70%
Service Class	23.08%	26.16%	19.58%
Service Class 2	22.90%	25.98%	19.40%
Investor Class	23.12%	26.19%	19.60%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Initial Class on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$60,398	VIP Growth Portfolio - Initial Class
$58,840	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 28.71% in 2021, with U.S. equities rising on improving economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. In the first quarter, the index gained 6.17%. Investors were buoyed by the rollout of vaccines, the U.S. Federal Reserve’s pledge to hold short-term interest rates near zero until the economy recovered, and the federal government’s deployment of trillions of dollars to boost the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In September, the index returned -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraints and disruption, and the fast-spreading delta variant of the coronavirus. The Fed also signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index sharply reversed course with a 7.01% gain in October, driven by strength in earnings. Then in November, the index stalled again, returning -0.69% amid the emergence of a new, more-highly transmissible variant, omicron, and rising inflation, which breached a 40-year high. The index advanced 4.48% in December, after studies suggested omicron resulted in fewer severe COVID-19 cases. All sectors had a double-digit return, led by energy (+55%) and real estate (+46%), whereas utilities (+18%) notably lagged.

Comments from Co-Managers Asher Anolic and Jason Weiner:  For the year ending December 31, 2021, the fund's share classes gained about 23%, underperforming the 25.85% result of the benchmark Russell 3000® Growth Index. The primary detractor from performance versus the benchmark was our security selection in the consumer discretionary sector, especially within the retailing industry. Also weighing on the portfolio’s relative result were stock picks in energy. Investment choices and an underweighting in information technology sector, primarily in the technology hardware & equipment industry, also hurt. Not owning Tesla, a benchmark component that gained 50%, was the largest individual relative detractor in 2021. The fund's non-benchmark stake in Tencent Holdings, a position not held at period end, returned about -17% and further detracted. Outsized exposure to Mandiant (-24%) pressured the portfolio’s relative return this past year as well. In contrast, the biggest contributor to performance versus the benchmark was our security selection in the health care sector, especially among pharmaceuticals, biotechnology & life sciences firms. An overweighting in energy and stock selection in materials also added value. The biggest individual relative contributor was an overweight position in Alphabet (+65%), one of our biggest holdings at the end of the year. Also helping performance was our outsized stake in Nvidia, which gained 126% and was another of the portfolio's largest positions this period. The decision to overweight UnitedHealth Group (+45%), one of the fund's biggest holdings, also proved beneficial. Notable changes in positioning include increased exposure to the communication services sector and a reduction in consumer discretionary stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2021

% of fund's net assets
Microsoft Corp.	11.3
Alphabet, Inc. Class A	9.9
Apple, Inc.	5.6
Amazon.com, Inc.	5.2
Meta Platforms, Inc. Class A	4.4
UnitedHealth Group, Inc.	4.2
NVIDIA Corp.	4.1
Adobe, Inc.	2.9
Qualcomm, Inc.	1.8
Palo Alto Networks, Inc.	1.6
51.0

Top Five Market Sectors as of December 31, 2021

% of fund's net assets
Information Technology	36.6
Communication Services	19.8
Health Care	14.1
Consumer Discretionary	8.8
Industrials	7.6

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
Stocks	100.0%

 * Foreign investments - 10.9%

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
COMMUNICATION SERVICES - 19.8%
Diversified Telecommunication Services - 0.7%
Cellnex Telecom SA (a)	1,129,958	$65,455,776
Entertainment - 3.7%
Sea Ltd. ADR (b)	94,200	21,073,482
Take-Two Interactive Software, Inc. (b)	258,665	45,969,944
Universal Music Group NV	4,949,000	139,864,111
Warner Music Group Corp. Class A	3,089,875	133,420,803
		340,328,340
Interactive Media & Services - 14.7%
Alphabet, Inc. Class A (b)	317,313	919,268,454
Meta Platforms, Inc. Class A (b)	1,208,668	406,535,482
ZipRecruiter, Inc. (b)	241,100	6,013,034
Zoominfo Technologies, Inc. (b)	381,235	24,475,287
		1,356,292,257
Media - 0.7%
Cable One, Inc.	26,800	47,260,460
Ion Acquisition Corp. 2 Ltd. (c)	432,557	2,876,504
Liberty Media Corp. Liberty Formula One Group Series C (b)	261,500	16,537,260
		66,674,224

TOTAL COMMUNICATION SERVICES		1,828,750,597

CONSUMER DISCRETIONARY - 8.8%
Automobiles - 0.6%
Ferrari NV	201,289	52,097,619
XPeng, Inc. ADR (b)	34,600	1,741,418
		53,839,037
Diversified Consumer Services - 0.7%
Laureate Education, Inc. Class A	3,578,902	43,805,760
Mister Car Wash, Inc.	951,000	17,317,710
		61,123,470
Hotels, Restaurants & Leisure - 0.7%
Airbnb, Inc. Class A	262,600	43,720,274
Flutter Entertainment PLC (b)	152,600	24,412,856
		68,133,130
Household Durables - 0.0%
Blu Investments LLC (b)(c)(d)	14,533,890	4,506
Internet & Direct Marketing Retail - 5.2%
Amazon.com, Inc. (b)	144,690	482,445,655
Leisure Products - 0.2%
Peloton Interactive, Inc. Class A (b)	508,300	18,176,808
Specialty Retail - 0.7%
Aritzia, Inc. (b)	157,900	6,534,697
Floor & Decor Holdings, Inc. Class A (b)	71,600	9,308,716
Victoria's Secret & Co. (b)	825,800	45,864,932
		61,708,345
Textiles, Apparel & Luxury Goods - 0.7%
LVMH Moet Hennessy Louis Vuitton SE	52,058	43,022,496
On Holding AG	20,300	767,543
Samsonite International SA (a)(b)	11,820,000	24,011,234
		67,801,273

TOTAL CONSUMER DISCRETIONARY		813,232,224

CONSUMER STAPLES - 1.4%
Beverages - 1.0%
Kweichow Moutai Co. Ltd. (A Shares)	67,563	21,790,744
Monster Beverage Corp. (b)	731,000	70,205,240
		91,995,984
Household Products - 0.4%
Reckitt Benckiser Group PLC	461,034	39,687,489

TOTAL CONSUMER STAPLES		131,683,473

ENERGY - 1.4%
Energy Equipment & Services - 0.0%
Baker Hughes Co. Class A	150,700	3,625,842
Oil, Gas & Consumable Fuels - 1.4%
Reliance Industries Ltd.	4,027,193	128,037,445

TOTAL ENERGY		131,663,287

FINANCIALS - 4.7%
Banks - 0.0%
HDFC Bank Ltd.	234,578	4,634,622
Capital Markets - 3.1%
BlackRock, Inc. Class A	59,600	54,567,376
CME Group, Inc.	541,011	123,599,373
MarketAxess Holdings, Inc.	84,800	34,875,696
Morningstar, Inc.	51,700	17,680,883
MSCI, Inc.	66,900	40,988,961
S&P Global, Inc.	21,900	10,335,267
		282,047,556
Diversified Financial Services - 0.0%
EQRx, Inc. (c)	433,699	2,957,827
Insurance - 1.6%
American Financial Group, Inc.	276,568	37,978,318
Arthur J. Gallagher & Co.	416,131	70,604,947
BRP Group, Inc. (b)	461,498	16,664,693
Marsh & McLennan Companies, Inc.	137,000	23,813,340
		149,061,298

TOTAL FINANCIALS		438,701,303

HEALTH CARE - 14.1%
Biotechnology - 3.4%
Adamas Pharmaceuticals, Inc.:
rights (b)(d)	1,781,700	106,902
rights (b)(d)	1,781,700	106,902
Affimed NV (b)	594,887	3,283,776
Alnylam Pharmaceuticals, Inc. (b)	84,700	14,363,426
Applied Therapeutics, Inc. (b)	435,900	3,901,305
Atara Biotherapeutics, Inc. (b)	410,500	6,469,480
BioNTech SE ADR (b)	33,846	8,725,499
Cytokinetics, Inc. (b)	198,400	9,043,072
Erasca, Inc.	98,800	1,539,304
Evelo Biosciences, Inc. (b)	60,600	367,842
Gamida Cell Ltd. (b)(e)	1,674,200	4,252,468
Hookipa Pharma, Inc. (b)	375,300	874,449
Innovent Biologics, Inc. (a)(b)	1,085,000	6,713,808
Insmed, Inc. (b)	783,184	21,333,932
Prelude Therapeutics, Inc. (b)	30,200	375,990
Regeneron Pharmaceuticals, Inc. (b)	134,000	84,623,680
Rubius Therapeutics, Inc. (b)	134,856	1,305,406
Seres Therapeutics, Inc. (b)	170,000	1,416,100
Synlogic, Inc. (b)	1,185,000	2,867,700
Vertex Pharmaceuticals, Inc. (b)	594,750	130,607,100
Vor Biopharma, Inc. (b)	454,995	5,287,042
XOMA Corp. (b)	294,700	6,144,495
		313,709,678
Health Care Equipment & Supplies - 2.1%
Axonics Modulation Technologies, Inc. (b)	222,500	12,460,000
Edwards Lifesciences Corp. (b)	509,800	66,044,590
Insulet Corp. (b)	8,300	2,208,381
Intuitive Surgical, Inc. (b)	241,902	86,915,389
Medacta Group SA (a)(b)	14,350	2,233,966
Nevro Corp. (b)	53,500	4,337,245
Penumbra, Inc. (b)	61,200	17,583,984
		191,783,555
Health Care Providers & Services - 4.8%
Guardant Health, Inc. (b)	134,600	13,462,692
HealthEquity, Inc. (b)	1,010,396	44,699,919
UnitedHealth Group, Inc.	774,950	389,133,393
		447,296,004
Health Care Technology - 0.2%
Certara, Inc.	619,000	17,591,980
Simulations Plus, Inc. (e)	100,700	4,763,110
		22,355,090
Life Sciences Tools & Services - 2.1%
10X Genomics, Inc. (b)	55,714	8,299,157
Berkeley Lights, Inc. (b)(e)	686,500	12,480,570
Bio-Techne Corp.	33,600	17,382,624
Bruker Corp.	565,120	47,419,219
Codexis, Inc. (b)	505,700	15,813,239
Danaher Corp.	255,881	84,187,408
Nanostring Technologies, Inc. (b)	111,500	4,708,645
Olink Holding AB ADR (b)	29,000	527,800
		190,818,662
Pharmaceuticals - 1.5%
Aclaris Therapeutics, Inc. (b)	257,100	3,738,234
Eli Lilly & Co.	394,757	109,039,779
Nuvation Bio, Inc. (b)	326,843	2,778,166
Revance Therapeutics, Inc. (b)	442,900	7,228,128
Zoetis, Inc. Class A	46,500	11,347,395
		134,131,702

TOTAL HEALTH CARE		1,300,094,691

INDUSTRIALS - 7.6%
Aerospace & Defense - 0.4%
Axon Enterprise, Inc. (b)	103,400	16,233,800
Northrop Grumman Corp.	57,800	22,372,646
		38,606,446
Airlines - 0.7%
Ryanair Holdings PLC sponsored ADR (b)	599,260	61,322,276
Electrical Equipment - 1.0%
Ballard Power Systems, Inc. (b)(e)	30,600	384,336
Bloom Energy Corp. Class A (b)(e)	153,100	3,357,483
Ceres Power Holdings PLC (b)	975,300	13,183,795
Eaton Corp. PLC	57,500	9,937,150
Encore Wire Corp.	145,697	20,849,241
Generac Holdings, Inc. (b)	116,799	41,103,904
		88,815,909
Industrial Conglomerates - 0.5%
General Electric Co.	524,430	49,542,902
Machinery - 1.1%
Ingersoll Rand, Inc.	1,095,675	67,789,412
Otis Worldwide Corp.	419,700	36,543,279
		104,332,691
Professional Services - 2.3%
ASGN, Inc. (b)	90,400	11,155,360
Clarivate Analytics PLC (b)	865,500	20,356,560
CoStar Group, Inc. (b)	45,200	3,572,156
Equifax, Inc.	256,423	75,078,090
KBR, Inc.	1,480,000	70,477,600
Kforce, Inc.	62,800	4,723,816
Upwork, Inc. (b)	808,431	27,616,003
		212,979,585
Road & Rail - 0.7%
Uber Technologies, Inc. (b)	1,409,640	59,106,205
Trading Companies & Distributors - 0.9%
Azelis Group NV	141,000	4,026,755
Ferguson PLC	388,600	69,025,763
United Rentals, Inc. (b)	30,300	10,068,387
		83,120,905

TOTAL INDUSTRIALS		697,826,919

INFORMATION TECHNOLOGY - 36.5%
Electronic Equipment & Components - 0.1%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	3,109,000	11,666,462
IT Services - 3.7%
Adyen BV (a)(b)	10,000	26,250,026
Amadeus IT Holding SA Class A (b)	366,400	24,792,183
Cloudflare, Inc. (b)	106,300	13,978,450
Cognizant Technology Solutions Corp. Class A	954,800	84,709,856
MasterCard, Inc. Class A	71,232	25,595,082
MongoDB, Inc. Class A (b)	146,489	77,543,952
Shopify, Inc. Class A (b)	26,164	36,024,805
VeriSign, Inc. (b)	204,300	51,855,426
		340,749,780
Semiconductors & Semiconductor Equipment - 8.1%
Aixtron AG	732,900	14,845,212
ASML Holding NV	58,838	46,843,285
eMemory Technology, Inc.	64,000	5,057,189
Enphase Energy, Inc. (b)	218,841	40,034,773
NVIDIA Corp.	1,292,976	380,277,171
Qualcomm, Inc.	929,290	169,939,262
Silicon Laboratories, Inc. (b)	10,900	2,249,978
SiTime Corp. (b)	61,500	17,991,210
SolarEdge Technologies, Inc. (b)	99,800	28,000,886
Universal Display Corp.	255,400	42,148,662
		747,387,628
Software - 19.0%
Adobe, Inc. (b)	466,903	264,762,015
Coupa Software, Inc. (b)	144,100	22,775,005
Elastic NV (b)	5,300	652,377
Epic Games, Inc. (b)(c)(d)	5,869	5,333,865
HashiCorp, Inc.	11,800	1,074,272
Intuit, Inc.	150,800	96,997,576
Mandiant, Inc. (b)	5,535,077	97,085,251
Manhattan Associates, Inc. (b)	271,600	42,231,084
Microsoft Corp.	3,106,021	1,044,616,981
Oracle Corp.	180,500	15,741,405
Palo Alto Networks, Inc. (b)	273,500	152,273,860
Samsara, Inc.	48,300	1,357,713
Volue A/S (b)	862,200	5,713,275
		1,750,614,679
Technology Hardware, Storage & Peripherals - 5.6%
Apple, Inc.	2,928,204	519,961,184

TOTAL INFORMATION TECHNOLOGY		3,370,379,733

MATERIALS - 4.3%
Chemicals - 3.3%
Albemarle Corp. U.S.	348,891	81,560,249
Axalta Coating Systems Ltd. (b)	669,800	22,183,776
CF Industries Holdings, Inc.	850,000	60,163,000
Sherwin-Williams Co.	290,991	102,475,391
The Chemours Co. LLC	1,104,300	37,060,308
		303,442,724
Metals & Mining - 1.0%
First Quantum Minerals Ltd.	459,800	11,002,922
Freeport-McMoRan, Inc.	1,234,200	51,503,166
Lynas Rare Earths Ltd. (b)	2,926,275	21,715,109
MP Materials Corp. (b)(e)	129,700	5,890,974
		90,112,171

TOTAL MATERIALS		393,554,895

REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Prologis (REIT), Inc.	266,700	44,901,612
Real Estate Management & Development - 0.0%
Doma Holdings, Inc. (c)	869,482	4,416,969

TOTAL REAL ESTATE		49,318,581

UTILITIES - 0.6%
Electric Utilities - 0.5%
NextEra Energy, Inc.	518,500	48,407,160
Independent Power and Renewable Electricity Producers - 0.1%
Brookfield Renewable Partners LP	107,000	3,829,530

TOTAL UTILITIES		52,236,690

TOTAL COMMON STOCKS
(Cost $4,844,204,215)		9,207,442,393

Convertible Preferred Stocks - 0.3%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (c)(d)	198,400	730,310
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (b)(c)(d)	181,657	5,690
Software - 0.1%
ASAPP, Inc. Series C (c)(d)	654,971	2,966,036

TOTAL INFORMATION TECHNOLOGY		2,971,726

MATERIALS - 0.2%
Metals & Mining - 0.2%
Illuminated Holdings, Inc.:
Series C2 (b)(c)(d)	137,249	5,929,157
Series C3 (b)(c)(d)	171,560	7,411,392
Series C4 (c)(d)	48,240	2,083,968
Series C5 (c)(d)	96,064	4,149,965
		19,574,482
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $19,617,827)		23,276,518

Money Market Funds - 0.3%
Fidelity Cash Central Fund 0.08% (f)	8,405,661	8,407,342
Fidelity Securities Lending Cash Central Fund 0.08% (f)(g)	18,611,730	18,613,591
TOTAL MONEY MARKET FUNDS
(Cost $27,020,933)		27,020,933
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $4,890,842,975)		9,257,739,844
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(26,007,830)
NET ASSETS - 100%		$9,231,732,014

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $124,664,810 or 1.4% of net assets.

 (b) Non-income producing

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $38,866,189 or 0.4% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security is on loan at period end.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
AppNexus, Inc. Series E (Escrow)	8/1/14	$0
ASAPP, Inc. Series C	4/30/21	$4,320,909
Blu Investments LLC	5/21/20	$25,138
Doma Holdings, Inc.	3/2/21	$8,694,820
ElevateBio LLC Series C	3/9/21	$832,288
Epic Games, Inc.	3/29/21	$5,194,065
EQRx, Inc.	8/5/21	$4,336,990
Illuminated Holdings, Inc. Series C2	7/7/20	$3,431,225
Illuminated Holdings, Inc. Series C3	7/7/20	$5,146,800
Illuminated Holdings, Inc. Series C4	1/8/21	$1,736,640
Illuminated Holdings, Inc. Series C5	6/16/21	$4,149,965
Ion Acquisition Corp. 2 Ltd.	6/24/21	$4,325,570

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$20,523,967	$1,391,850,908	$1,403,968,127	$28,262	$594	$--	$8,407,342	0.0%
Fidelity Securities Lending Cash Central Fund 0.08%	54,822,440	295,281,659	331,490,508	342,762	--	--	18,613,591	0.1%
Total	$75,346,407	$1,687,132,567	$1,735,458,635	$371,024	$594	$--	$27,020,933

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,828,750,597	$1,623,430,710	$205,319,887	$--
Consumer Discretionary	813,232,224	745,792,366	67,435,352	4,506
Consumer Staples	131,683,473	91,995,984	39,687,489	--
Energy	131,663,287	131,663,287	--	--
Financials	438,701,303	434,066,681	4,634,622	--
Health Care	1,300,825,001	1,297,646,921	2,233,966	944,114
Industrials	697,826,919	611,590,606	86,236,313	--
Information Technology	3,373,351,459	3,293,445,172	71,600,696	8,305,591
Materials	413,129,377	371,839,786	21,715,109	19,574,482
Real Estate	49,318,581	49,318,581	--	--
Utilities	52,236,690	52,236,690	--	--
Money Market Funds	27,020,933	27,020,933	--	--
Total Investments in Securities:	$9,257,739,844	$8,730,047,717	$498,863,434	$28,828,693

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.1%
Netherlands	2.9%
India	1.4%
Ireland	1.0%
Spain	1.0%
Bailiwick of Jersey	1.0%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value (including securities loaned of $17,850,736) — See accompanying schedule: Unaffiliated issuers (cost $4,863,822,042)	$9,230,718,911
Fidelity Central Funds (cost $27,020,933)	27,020,933
Total Investment in Securities (cost $4,890,842,975)		$9,257,739,844
Receivable for fund shares sold		9,424,765
Dividends receivable		2,381,632
Distributions receivable from Fidelity Central Funds		8,320
Prepaid expenses		8,423
Other receivables		83,717
Total assets		9,269,646,701
Liabilities
Payable to custodian bank	$1,502
Payable for investments purchased	3,106,608
Payable for fund shares redeemed	4,252,341
Accrued management fee	3,983,916
Distribution and service plan fees payable	495,492
Other affiliated payables	655,184
Other payables and accrued expenses	6,826,794
Collateral on securities loaned	18,592,850
Total liabilities		37,914,687
Net Assets		$9,231,732,014
Net Assets consist of:
Paid in capital		$4,543,361,015
Total accumulated earnings (loss)		4,688,370,999
Net Assets		$9,231,732,014
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($5,103,811,254 ÷ 49,828,215 shares)		$102.43
Service Class:
Net Asset Value, offering price and redemption price per share ($1,176,734,557 ÷ 11,570,155 shares)		$101.70
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,941,160,810 ÷ 19,525,329 shares)		$99.42
Investor Class:
Net Asset Value, offering price and redemption price per share ($1,010,025,393 ÷ 9,936,164 shares)		$101.65

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Dividends		$57,888,672
Special dividends		25,088,103
Income from Fidelity Central Funds (including $342,762 from security lending)		371,024
Total income		83,347,799
Expenses
Management fee	$45,494,015
Transfer agent fees	6,136,944
Distribution and service plan fees	5,570,506
Accounting fees	1,231,290
Custodian fees and expenses	124,152
Independent trustees' fees and expenses	29,767
Audit	70,392
Legal	15,580
Interest	9,675
Miscellaneous	36,382
Total expenses before reductions	58,718,703
Expense reductions	(136,076)
Total expenses after reductions		58,582,627
Net investment income (loss)		24,765,172
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,146,261,531
Fidelity Central Funds	594
Foreign currency transactions	(484,076)
Total net realized gain (loss)		1,145,778,049
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,695,581)	612,889,229
Assets and liabilities in foreign currencies	(16,608)
Total change in net unrealized appreciation (depreciation)		612,872,621
Net gain (loss)		1,758,650,670
Net increase (decrease) in net assets resulting from operations		$1,783,415,842

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24,765,172	$(3,388,838)
Net realized gain (loss)	1,145,778,049	1,050,340,232
Change in net unrealized appreciation (depreciation)	612,872,621	1,407,937,314
Net increase (decrease) in net assets resulting from operations	1,783,415,842	2,454,888,708
Distributions to shareholders	(1,793,757,552)	(617,512,979)
Share transactions - net increase (decrease)	1,310,351,053	176,892,682
Total increase (decrease) in net assets	1,300,009,343	2,014,268,411
Net Assets
Beginning of period	7,931,722,671	5,917,454,260
End of period	$9,231,732,014	$7,931,722,671

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Growth Portfolio Initial Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$103.00	$79.09	$63.12	$74.05	$59.31
Income from Investment Operations
Net investment income (loss)A	.37B	.01	.18	.21	.15
Net realized and unrealized gain (loss)	21.52	32.21	20.42	(.25)C	19.66
Total from investment operations	21.89	32.22	20.60	(.04)	19.81
Distributions from net investment income	–	(.07)	(.19)	(.18)	(.15)
Distributions from net realized gain	(22.46)	(8.25)	(4.44)	(10.72)	(4.92)
Total distributions	(22.46)	(8.31)D	(4.63)	(10.89)D	(5.07)
Net asset value, end of period	$102.43	$103.00	$79.09	$63.12	$74.05
Total ReturnE,F	23.21%	43.89%	34.31%	(.17)%C	35.13%
Ratios to Average Net AssetsG,H
Expenses before reductions	.61%	.62%	.63%	.63%	.64%
Expenses net of fee waivers, if any	.60%	.62%	.62%	.63%	.64%
Expenses net of all reductions	.60%	.61%	.62%	.62%	.63%
Net investment income (loss)	.36%B	.02%	.25%	.30%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$5,103,811	$4,533,075	$3,441,605	$2,869,484	$3,165,086
Portfolio turnover rateI	45%	53%	47%	34%	50%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.30 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .07%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.20)%.

 D Total distributions per share do not sum due to rounding.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Growth Portfolio Service Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$102.42	$78.69	$62.83	$73.76	$59.10
Income from Investment Operations
Net investment income (loss)A	.27B	(.07)	.11	.14	.08
Net realized and unrealized gain (loss)	21.37	32.03	20.31	(.25)C	19.59
Total from investment operations	21.64	31.96	20.42	(.11)	19.67
Distributions from net investment income	–	(.05)	(.12)	(.11)	(.09)
Distributions from net realized gain	(22.36)	(8.18)	(4.44)	(10.72)	(4.92)
Total distributions	(22.36)	(8.23)	(4.56)	(10.82)D	(5.01)
Net asset value, end of period	$101.70	$102.42	$78.69	$62.83	$73.76
Total ReturnE,F	23.08%	43.77%	34.17%	(.27)%C	35.00%
Ratios to Average Net AssetsG,H
Expenses before reductions	.71%	.72%	.73%	.73%	.74%
Expenses net of fee waivers, if any	.70%	.72%	.72%	.73%	.74%
Expenses net of all reductions	.70%	.71%	.72%	.72%	.73%
Net investment income (loss)	.26%B	(.08)%	.15%	.20%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$1,176,735	$1,018,192	$745,767	$600,590	$624,381
Portfolio turnover rateI	45%	53%	47%	34%	50%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.30 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.03)%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.30)%.

 D Total distributions per share do not sum due to rounding.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Growth Portfolio Service Class 2

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$100.58	$77.43	$61.91	$72.86	$58.44
Income from Investment Operations
Net investment income (loss)A	.11B	(.19)	–C	.03	(.02)
Net realized and unrealized gain (loss)	20.95	31.46	20.00	(.23)D	19.36
Total from investment operations	21.06	31.27	20.00	(.20)	19.34
Distributions from net investment income	–	(.04)	(.04)	(.03)	(.06)
Distributions from net realized gain	(22.22)	(8.08)	(4.44)	(10.72)	(4.86)
Total distributions	(22.22)	(8.12)	(4.48)	(10.75)	(4.92)
Net asset value, end of period	$99.42	$100.58	$77.43	$61.91	$72.86
Total ReturnE,F	22.90%	43.55%	33.98%	(.43)%D	34.81%
Ratios to Average Net AssetsG,H
Expenses before reductions	.85%	.87%	.88%	.88%	.89%
Expenses net of fee waivers, if any	.85%	.87%	.87%	.88%	.89%
Expenses net of all reductions	.85%	.86%	.87%	.87%	.88%
Net investment income (loss)	.11%B	(.23)%	- %I	.05%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,941,161	$1,587,581	$1,182,162	$971,010	$1,069,117
Portfolio turnover rateJ	45%	53%	47%	34%	50%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.29 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.18)%.

 C Amount represents less than $.005 per share.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.46)%.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount represents less than .005%.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Growth Portfolio Investor Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$102.38	$78.66	$62.81	$73.73	$59.08
Income from Investment Operations
Net investment income (loss)A	.29B	(.05)	.12	.15	.10
Net realized and unrealized gain (loss)	21.37	32.02	20.30	(.23)C	19.58
Total from investment operations	21.66	31.97	20.42	(.08)	19.68
Distributions from net investment income	–	(.06)	(.13)	(.12)	(.10)
Distributions from net realized gain	(22.39)	(8.20)	(4.44)	(10.72)	(4.92)
Total distributions	(22.39)	(8.25)D	(4.57)	(10.84)	(5.03)D
Net asset value, end of period	$101.65	$102.38	$78.66	$62.81	$73.73
Total ReturnE,F	23.12%	43.80%	34.18%	(.24)%C	35.03%
Ratios to Average Net AssetsG,H
Expenses before reductions	.68%	.70%	.70%	.71%	.72%
Expenses net of fee waivers, if any	.68%	.70%	.70%	.71%	.72%
Expenses net of all reductions	.68%	.69%	.70%	.70%	.71%
Net investment income (loss)	.28%B	(.06)%	.17%	.22%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$1,010,025	$792,875	$547,920	$457,395	$448,392
Portfolio turnover rateI	45%	53%	47%	34%	50%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.30 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.01)%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.27)%.

 D Total distributions per share do not sum due to rounding.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

VIP Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

VIP Growth Portfolio	$62,537

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred Trustee compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,520,624,639
Gross unrealized depreciation	(158,139,493)
Net unrealized appreciation (depreciation)	$4,362,485,146
Tax Cost	$4,895,254,698

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$27,869,354
Undistributed long-term capital gain	$366,486,994
Net unrealized appreciation (depreciation) on securities and other investments	$4,362,483,950

The Fund intends to elect to defer to its next fiscal year $61,823,964 of capital losses recognized during the period November 1, 2021 to December 31, 2021.

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$262,948,870	$ 93,635,165
Long-term Capital Gains	1,530,808,682	523,877,814
Total	$1,793,757,552	$ 617,512,979

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Growth Portfolio	3,871,081,154	4,319,117,573

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$1,107,325
Service Class 2	4,463,181
$5,570,506

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$3,065,075.06
Service Class	696,838.06
Service Class 2	1,123,332.06
Investor Class	1,251,699.14
	$6,136,944

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Growth Portfolio	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Growth Portfolio	$62,908

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Growth Portfolio	Borrower	$15,723,465.31%		$9,675

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Growth Portfolio	130,163,513	205,554,300	34,902,319

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
VIP Growth Portfolio	3,622

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Growth Portfolio	$14,991

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Growth Portfolio	$35,546	$1,305	$8,792

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $136,076.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
VIP Growth Portfolio
Distributions to shareholders
Initial Class	$1,004,167,547	$358,011,706
Service Class	229,154,517	77,881,583
Service Class 2	372,447,117	123,304,387
Investor Class	187,988,371	58,315,303
Total	$1,793,757,552	$617,512,979

10. Share Transactions.

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
VIP Growth Portfolio
Initial Class
Shares sold	1,500,845	2,421,748	$154,353,263	$197,372,757
Reinvestment of distributions	10,041,255	4,467,092	1,004,167,547	358,011,706
Shares redeemed	(5,724,689)	(6,395,612)	(592,742,913)	(527,253,371)
Net increase (decrease)	5,817,411	493,228	$565,777,897	$28,131,092
Service Class
Shares sold	663,784	1,238,658	$68,529,797	$102,304,855
Reinvestment of distributions	2,306,433	977,801	229,154,517	77,881,583
Shares redeemed	(1,341,622)	(1,751,676)	(137,215,055)	(144,513,037)
Net increase (decrease)	1,628,595	464,783	$160,469,259	$35,673,401
Service Class 2
Shares sold	2,396,982	2,657,391	$239,091,093	$218,698,194
Reinvestment of distributions	3,827,850	1,580,689	372,447,117	123,304,387
Shares redeemed	(2,484,467)	(3,720,391)	(248,399,937)	(293,491,865)
Net increase (decrease)	3,740,365	517,689	$363,138,273	$48,510,716
Investor Class
Shares sold	1,085,907	1,145,918	$113,031,177	$92,937,912
Reinvestment of distributions	1,890,418	731,173	187,988,371	58,315,303
Shares redeemed	(784,776)	(1,097,743)	(80,053,924)	(86,675,742)
Net increase (decrease)	2,191,549	779,348	$220,965,624	$64,577,473

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Growth Portfolio	21%	2	41%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Growth Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 15, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
VIP Growth Portfolio
Initial Class	.60%
Actual		$1,000.00	$1,084.70	$3.15
Hypothetical-C		$1,000.00	$1,022.18	$3.06
Service Class	.70%
Actual		$1,000.00	$1,084.00	$3.68
Hypothetical-C		$1,000.00	$1,021.68	$3.57
Service Class 2.85%
Actual		$1,000.00	$1,083.30	$4.46
Hypothetical-C		$1,000.00	$1,020.92	$4.33
Investor Class	.68%
Actual		$1,000.00	$1,084.20	$3.57
Hypothetical-C		$1,000.00	$1,021.78	$3.47

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Growth Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Growth Portfolio
Initial Class	02/11/22	02/11/22	$0.323	$4.085
Service Class	02/11/22	02/11/22	$0.307	$4.085
Service Class 2	02/11/22	02/11/22	$0.282	$4.085
Investor Class	02/11/22	02/11/22	$0.311	$4.085

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $1,000,758,698, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 0%, 35%, and 0%; Service Class designates 0%, 37%, and 0%; Service Class 2 designates 0%, 39%, and 0%; and Investor Class designates 0%, 36%, and 0%; of the dividends distributed in February, December, December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

VIPGRWT-ANN-0322
1.540077.124

Fidelity® Variable Insurance Products:

Overseas Portfolio

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Initial Class	19.70%	14.44%	10.83%
Service Class	19.57%	14.32%	10.71%
Service Class 2	19.39%	14.15%	10.55%
Investor Class	19.63%	14.35%	10.73%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$27,950	VIP Overseas Portfolio - Initial Class
$22,038	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  International equities gained 7.98% in 2021, according to the MSCI ACWI (All Country World Index) ex USA Index, amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. In the first quarter, the index gained 3.54%, as the rollout of vaccines began in some countries and investors saw reason to be hopeful. The momentum continued in the second quarter, and the index advanced 5.53%. However, in September, sentiment turned broadly negative, with the index returning -3.18% due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraints and disruption, and the fast-spreading delta variant of the coronavirus. Stocks rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. Then in November, the index stalled, returning -4.50% amid the emergence of a new, more highly transmissible variant, omicron, and persistently higher inflation. In December, stocks rallied after studies suggested omicron resulted in fewer severe COVID-19 cases, and the index gained 4.14%. For the full year, Canada (+27%) led the way, followed by the U.K. (+18%) and Europe ex U.K. (+17%). On the other hand, emerging markets (-2%) and Japan (+2%) lagged most. By sector, energy (+27%) and financials (+17%) fared best, whereas communication services and consumer discretionary (-6% each) notably struggled.

Comments from Portfolio Manager Vincent Montemaggiore:  For the fiscal year ending December 31, 2021, the fund's share classes gained about 19% to 20%, outperforming the 11.48% result of the benchmark MSCI EAFE Index (Net MA). From a regional standpoint, an overweighting and stock picks in Europe ex U.K., as well as non-benchmark exposure to the U.S., contributed most to the portfolio's relative result. By sector, security selection was the primary contributor versus the benchmark, especially in industrials. Strong picks among health care stocks, primarily driven by the pharmaceuticals, biotechnology & life sciences industry, also helped. Further bolstering the fund's relative result were investment choices and an outsized allocation in information technology. Our non-benchmark stake in AddLife was the leading individual relative contributor the past year, driven by an advance of 144%. Also lifting performance was our overweighted stake in IMCD Group, which gained 75%. Another key relative contributor was a larger-than-benchmark holding in ASM International (+102%). In contrast, a non-benchmark allocation to emerging markets and stock picks in Asia Pacific ex Japan, primarily in Hong Kong, hindered the portfolio's relative return. By sector, the largest detractor from performance versus the benchmark was security selection in consumer discretionary. A lack of exposure to energy stocks and picks among financials companies hindered relative performance as well. Iberdrola, the fund's largest individual relative detractor, returned -26% and was no longer held at the end of the period. Our second-largest relative detractor in 2021 was avoiding Novo-Nordisk, a benchmark component that gained approximately 63%. Also hindering performance was our overweighting in London Stock Exchange Group, which returned -24% and was not held at period end. Notable changes in positioning include a higher allocation to France and the U.S. By sector, meaningful shifts in exposure entailed an uptick in materials and industrials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2021
Japan	15.1%
France	15.0%
Switzerland	10.5%
United Kingdom	9.1%
Netherlands	8.8%
Sweden	7.1%
United States of America*	6.9%
Germany	6.8%
Ireland	2.4%
Other	18.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of December 31, 2021

% of fund's net assets
Stocks	98.9
Short-Term Investments and Net Other Assets (Liabilities)	1.1

Top Ten Stocks as of December 31, 2021

% of fund's net assets
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	3.0
Nestle SA (Reg. S) (Switzerland, Food Products)	2.8
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.2
Sony Group Corp. (Japan, Household Durables)	1.7
Diageo PLC (United Kingdom, Beverages)	1.6
Capgemini SA (France, IT Services)	1.6
Sika AG (Switzerland, Chemicals)	1.6
Tokyo Electron Ltd. (Japan, Semiconductors & Semiconductor Equipment)	1.6
DSV A/S (Denmark, Air Freight & Logistics)	1.5
19.9

Top Market Sectors as of December 31, 2021

% of fund's net assets
Industrials	24.8
Information Technology	19.1
Financials	16.9
Health Care	13.4
Consumer Discretionary	8.4
Consumer Staples	6.2
Materials	5.3
Communication Services	1.9
Energy	1.9
Real Estate	1.0

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
Australia - 0.2%
Lynas Rare Earths Ltd. (a)	575,901	$4,273,608
Austria - 0.5%
Erste Group Bank AG	216,300	10,140,234
Bailiwick of Jersey - 1.1%
Ferguson PLC	126,100	22,398,736
Belgium - 1.0%
Azelis Group NV	90,400	2,581,692
KBC Groep NV	206,199	17,716,889

TOTAL BELGIUM		20,298,581

Bermuda - 2.0%
Genpact Ltd.	228,033	12,103,992
Hiscox Ltd.	585,945	6,881,380
IHS Markit Ltd.	174,105	23,142,037

TOTAL BERMUDA		42,127,409

Canada - 1.4%
Constellation Software, Inc.	14,395	26,707,934
Topicus.Com, Inc.	25,914	2,378,446

TOTAL CANADA		29,086,380

Cayman Islands - 0.7%
Parade Technologies Ltd.	194,000	14,804,618
Denmark - 1.9%
DSV A/S	138,772	32,337,804
GN Store Nord A/S	119,000	7,466,749

TOTAL DENMARK		39,804,553

Finland - 0.8%
Nordea Bank ABP	1,423,403	17,363,452
France - 15.0%
Air Liquide SA	117,900	20,562,275
ALTEN	100,581	18,147,198
Antin Infrastructure Partners SA	40,800	1,614,030
BNP Paribas SA	353,300	24,427,538
Capgemini SA	134,465	32,954,779
Compagnie de St. Gobain	241,000	16,953,536
Dassault Systemes SA	391,580	23,238,457
Edenred SA	299,742	13,841,599
Legrand SA	206,500	24,185,509
LVMH Moet Hennessy Louis Vuitton SE	57,830	47,792,672
Pernod Ricard SA	88,342	21,253,128
Safran SA	128,200	15,694,670
Teleperformance	64,124	28,668,336
Total SA	540,612	27,517,276

TOTAL FRANCE		316,851,003

Germany - 6.8%
adidas AG	52,156	15,018,079
Allianz SE	99,586	23,488,240
Auto1 Group SE (b)	21,200	468,553
Brenntag SE	149,700	13,518,488
Deutsche Borse AG	100,372	16,759,559
Hannover Reuck SE	94,425	17,902,657
Merck KGaA	97,300	25,031,142
SAP SE	55,915	7,869,452
Siemens Healthineers AG (b)	257,800	19,221,366
SUSE SA (a)	109,353	4,987,003

TOTAL GERMANY		144,264,539

Hong Kong - 1.3%
AIA Group Ltd.	2,715,600	27,408,137
Chervon Holdings Ltd. (a)	137,100	1,018,024

TOTAL HONG KONG		28,426,161

India - 1.3%
HDFC Bank Ltd.	730,791	14,438,437
Reliance Industries Ltd.	403,640	12,833,016

TOTAL INDIA		27,271,453

Ireland - 2.4%
Flutter Entertainment PLC (a)	47,090	7,533,430
ICON PLC (a)	29,600	9,167,120
Kingspan Group PLC (Ireland)	159,600	19,037,904
Linde PLC	44,168	15,301,120

TOTAL IRELAND		51,039,574

Italy - 2.4%
FinecoBank SpA	812,199	14,223,665
GVS SpA (b)	109,736	1,317,184
Moncler SpA	206,700	14,937,862
Recordati SpA	308,119	19,785,597

TOTAL ITALY		50,264,308

Japan - 15.1%
Advantest Corp.	126,600	11,996,349
Capcom Co. Ltd.	199,800	4,703,629
FUJIFILM Holdings Corp.	217,200	16,098,819
Hoya Corp.	203,411	30,256,126
Iriso Electronics Co. Ltd.	105,829	3,988,253
Kao Corp.	176,474	9,242,710
Keyence Corp.	36,961	23,224,733
Misumi Group, Inc.	196,900	8,079,353
Nitori Holdings Co. Ltd.	60,973	9,119,827
NOF Corp.	195,511	9,874,980
Olympus Corp.	633,688	14,595,813
Persol Holdings Co. Ltd.	467,803	13,583,083
Recruit Holdings Co. Ltd.	442,071	26,902,550
Relo Group, Inc.	343,774	6,213,215
Shin-Etsu Chemical Co. Ltd.	102,400	17,732,835
SMC Corp.	28,185	19,011,337
Sony Group Corp.	285,733	36,081,867
Suzuki Motor Corp.	205,176	7,899,891
TIS, Inc.	310,874	9,256,224
Tokyo Electron Ltd.	56,932	32,804,077
Tsuruha Holdings, Inc.	93,267	8,951,297

TOTAL JAPAN		319,616,968

Kenya - 0.3%
Safaricom Ltd.	19,349,700	6,489,802
Netherlands - 8.8%
Akzo Nobel NV	121,900	13,392,538
ASM International NV (Netherlands)	41,000	18,098,125
ASML Holding NV (Netherlands)	78,839	63,151,687
Euronext NV (b)	122,989	12,786,424
IMCD NV	128,126	28,316,266
Koninklijke Philips Electronics NV	231,287	8,560,308
Prosus NV	157,100	13,011,818
Wolters Kluwer NV	234,817	27,638,196

TOTAL NETHERLANDS		184,955,362

Norway - 0.3%
Schibsted ASA:
(A Shares)	181,900	7,013,097
(B Shares)	22	739

TOTAL NORWAY		7,013,836

Spain - 2.3%
Aena SME SA (a)(b)	70,500	11,102,621
Amadeus IT Holding SA Class A (a)	278,107	18,817,903
Cellnex Telecom SA (b)	315,755	18,290,935

TOTAL SPAIN		48,211,459

Sweden - 7.0%
Addlife AB	597,424	25,112,270
AddTech AB (B Shares)	807,609	19,209,243
ASSA ABLOY AB (B Shares)	690,256	21,039,678
Atlas Copco AB (A Shares)	318,019	21,975,381
Hexagon AB (B Shares)	1,595,394	25,271,918
Indutrade AB	902,341	27,549,425
Kry International AB (c)(d)	587	207,868
Nordnet AB	361,600	6,937,235

TOTAL SWEDEN		147,303,018

Switzerland - 10.5%
Julius Baer Group Ltd.	280,176	18,736,017
Lonza Group AG	27,344	22,766,296
Nestle SA (Reg. S)	418,545	58,436,130
Roche Holding AG (participation certificate)	114,611	47,547,663
Sika AG	78,964	32,818,815
Sonova Holding AG	56,104	21,925,281
Zurich Insurance Group Ltd.	46,930	20,559,047

TOTAL SWITZERLAND		222,789,249

Taiwan - 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	809,600	17,878,144
United Kingdom - 9.1%
Beazley PLC (a)	1,534,042	9,700,457
Bridgepoint Group Holdings Ltd. (b)	745,600	5,018,424
Compass Group PLC	991,639	22,325,453
Dechra Pharmaceuticals PLC	188,235	13,604,629
Diageo PLC	614,222	33,583,244
Diploma PLC	314,477	14,417,670
Dr. Martens Ltd.	166,800	970,150
Future PLC	82,100	4,250,417
JTC PLC (b)	514,500	6,417,637
RELX PLC (London Stock Exchange)	802,348	26,194,199
Rentokil Initial PLC	2,369,189	18,753,905
Smith & Nephew PLC	631,636	11,023,553
St. James's Place PLC	672,600	15,370,416
Volution Group PLC	1,416,806	10,615,213

TOTAL UNITED KINGDOM		192,245,367

United States of America - 5.8%
Ares Management Corp.	206,365	16,771,284
Boston Scientific Corp. (a)	205,355	8,723,480
CBRE Group, Inc.	135,100	14,659,701
Equifax, Inc.	50,700	14,844,453
Intercontinental Exchange, Inc.	111,451	15,243,153
Marsh & McLennan Companies, Inc.	125,376	21,792,856
Moody's Corp.	33,100	12,928,198
Roper Technologies, Inc.	34,609	17,022,783

TOTAL UNITED STATES OF AMERICA		121,985,908

TOTAL COMMON STOCKS
(Cost $1,279,762,057)		2,086,903,722

Nonconvertible Preferred Stocks - 0.1%
Sweden - 0.1%
Kry International AB Series E (c)(d)
(Cost $1,550,731)	3,392	1,201,172

Money Market Funds - 1.7%
Fidelity Cash Central Fund 0.08% (e)
(Cost $36,218,372)	36,211,130	36,218,372
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $1,317,531,160)		2,124,323,266
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(11,909,085)
NET ASSETS - 100%		$2,112,414,181

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $74,623,144 or 3.5% of net assets.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,409,040 or 0.1% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Kry International AB	5/14/21	$254,938
Kry International AB Series E	5/14/21	$1,550,731

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$15,666,388	$381,774,982	$361,222,998	$16,619	$81	$(81)	$36,218,372	0.1%
Fidelity Securities Lending Cash Central Fund 0.08%	--	54,986,279	54,986,279	29,153	--	--	--	0.0%
Total	$15,666,388	$436,761,261	$416,209,277	$45,772	$81	$(81)	$36,218,372

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$40,748,619	$11,193,431	$29,555,188	$--
Consumer Discretionary	176,177,626	8,917,915	167,259,711	--
Consumer Staples	131,466,509	8,951,297	122,515,212	--
Energy	40,350,292	12,833,016	27,517,276	--
Financials	354,625,366	66,735,491	287,889,875	--
Health Care	286,104,577	62,742,539	223,362,038	--
Industrials	524,774,068	95,683,046	429,091,022	--
Information Technology	399,028,750	153,363,445	244,256,265	1,409,040
Materials	113,956,171	42,908,935	71,047,236	--
Real Estate	20,872,916	20,872,916	--	--
Money Market Funds	36,218,372	36,218,372	--	--
Total Investments in Securities:	$2,124,323,266	$520,420,403	$1,602,493,823	$1,409,040

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,281,312,788)	$2,088,104,894
Fidelity Central Funds (cost $36,218,372)	36,218,372
Total Investment in Securities (cost $1,317,531,160)		$2,124,323,266
Cash		577,055
Foreign currency held at value (cost $28,829)		29,077
Receivable for investments sold		10,274,420
Receivable for fund shares sold		352,426
Dividends receivable		236,326
Reclaims receivable		3,239,863
Distributions receivable from Fidelity Central Funds		2,410
Prepaid expenses		1,920
Other receivables		176,779
Total assets		2,139,213,542
Liabilities
Payable for fund shares redeemed	$24,333,575
Accrued management fee	1,120,508
Distribution and service plan fees payable	94,643
Other affiliated payables	219,217
Other payables and accrued expenses	1,031,418
Total liabilities		26,799,361
Net Assets		$2,112,414,181
Net Assets consist of:
Paid in capital		$1,294,460,843
Total accumulated earnings (loss)		817,953,338
Net Assets		$2,112,414,181
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($1,034,415,936 ÷ 35,326,027 shares)		$29.28
Service Class:
Net Asset Value, offering price and redemption price per share ($168,369,019 ÷ 5,780,412 shares)		$29.13
Service Class 2:
Net Asset Value, offering price and redemption price per share ($398,270,758 ÷ 13,763,062 shares)		$28.94
Investor Class:
Net Asset Value, offering price and redemption price per share ($511,358,468 ÷ 17,537,079 shares)		$29.16

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Dividends		$28,638,832
Foreign tax reclaims		1,611,827
Income from Fidelity Central Funds (including $29,153 from security lending)		45,772
Income before foreign taxes withheld		30,296,431
Less foreign taxes withheld		(5,079,520)
Total income		25,216,911
Expenses
Management fee	$12,777,251
Transfer agent fees	1,595,377
Distribution and service plan fees	1,101,930
Accounting fees	868,554
Custodian fees and expenses	168,955
Independent trustees' fees and expenses	6,750
Audit	113,939
Legal	5,330
Interest	265
Miscellaneous	8,546
Total expenses before reductions	16,646,897
Expense reductions	(31,313)
Total expenses after reductions		16,615,584
Net investment income (loss)		8,601,327
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,049)	111,486,579
Fidelity Central Funds	81
Foreign currency transactions	(72,120)
Total net realized gain (loss)		111,414,540
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $37,821)	230,333,838
Fidelity Central Funds	(81)
Assets and liabilities in foreign currencies	(296,876)
Total change in net unrealized appreciation (depreciation)		230,036,881
Net gain (loss)		341,451,421
Net increase (decrease) in net assets resulting from operations		$350,052,748

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,601,327	$8,258,294
Net realized gain (loss)	111,414,540	56,354,927
Change in net unrealized appreciation (depreciation)	230,036,881	171,589,930
Net increase (decrease) in net assets resulting from operations	350,052,748	236,203,151
Distributions to shareholders	(158,054,169)	(13,279,212)
Share transactions - net increase (decrease)	124,163,902	(140,128,077)
Total increase (decrease) in net assets	316,162,481	82,795,862
Net Assets
Beginning of period	1,796,251,700	1,713,455,838
End of period	$2,112,414,181	$1,796,251,700

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Overseas Portfolio Initial Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$26.52	$23.13	$19.13	$22.87	$17.81
Income from Investment Operations
Net investment income (loss)A	.15	.13	.40	.36	.31
Net realized and unrealized gain (loss)	4.91	3.46	4.74	(3.75)	5.08
Total from investment operations	5.06	3.59	5.14	(3.39)	5.39
Distributions from net investment income	(.14)B	(.10)	(.38)	(.35)	(.31)
Distributions from net realized gain	(2.16)B	(.10)	(.77)	–	(.02)
Total distributions	(2.30)	(.20)	(1.14)C	(.35)	(.33)
Net asset value, end of period	$29.28	$26.52	$23.13	$19.13	$22.87
Total ReturnD,E	19.70%	15.61%	27.77%	(14.81)%	30.28%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.79%	.79%	.79%	.80%
Expenses net of fee waivers, if any	.77%	.79%	.79%	.79%	.80%
Expenses net of all reductions	.77%	.77%	.78%	.78%	.78%
Net investment income (loss)	.51%	.59%	1.87%	1.59%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$1,034,416	$872,019	$826,554	$662,011	$822,994
Portfolio turnover rateH	26%	47%	38%	40%	35%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Overseas Portfolio Service Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$26.40	$23.03	$19.05	$22.77	$17.74
Income from Investment Operations
Net investment income (loss)A	.12	.11	.37	.33	.28
Net realized and unrealized gain (loss)	4.88	3.44	4.73	(3.72)	5.05
Total from investment operations	5.00	3.55	5.10	(3.39)	5.33
Distributions from net investment income	(.11)B	(.08)	(.36)	(.33)	(.28)
Distributions from net realized gain	(2.16)B	(.10)	(.77)	–	(.02)
Total distributions	(2.27)	(.18)	(1.12)C	(.33)	(.30)
Net asset value, end of period	$29.13	$26.40	$23.03	$19.05	$22.77
Total ReturnD,E	19.57%	15.49%	27.67%	(14.88)%	30.10%
Ratios to Average Net AssetsF,G
Expenses before reductions	.87%	.89%	.89%	.89%	.90%
Expenses net of fee waivers, if any	.87%	.89%	.89%	.89%	.90%
Expenses net of all reductions	.87%	.87%	.88%	.88%	.88%
Net investment income (loss)	.41%	.49%	1.77%	1.49%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$168,369	$151,886	$134,648	$114,094	$141,047
Portfolio turnover rateH	26%	47%	38%	40%	35%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Overseas Portfolio Service Class 2

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$26.25	$22.90	$18.95	$22.66	$17.65
Income from Investment Operations
Net investment income (loss)A	.07	.08	.34	.30	.25
Net realized and unrealized gain (loss)	4.86	3.42	4.71	(3.71)	5.04
Total from investment operations	4.93	3.50	5.05	(3.41)	5.29
Distributions from net investment income	(.08)B	(.05)	(.33)	(.30)	(.26)
Distributions from net realized gain	(2.16)B	(.10)	(.77)	–	(.02)
Total distributions	(2.24)	(.15)	(1.10)	(.30)	(.28)
Net asset value, end of period	$28.94	$26.25	$22.90	$18.95	$22.66
Total ReturnC,D	19.39%	15.33%	27.50%	(15.06)%	29.99%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.02%	1.04%	1.04%	1.04%	1.05%
Expenses net of fee waivers, if any	1.02%	1.04%	1.04%	1.04%	1.05%
Expenses net of all reductions	1.02%	1.02%	1.03%	1.03%	1.03%
Net investment income (loss)	.26%	.34%	1.62%	1.34%	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$398,271	$352,459	$331,113	$291,392	$361,446
Portfolio turnover rateG	26%	47%	38%	40%	35%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Overseas Portfolio Investor Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$26.42	$23.05	$19.06	$22.79	$17.75
Income from Investment Operations
Net investment income (loss)A	.12	.11	.38	.34	.29
Net realized and unrealized gain (loss)	4.90	3.44	4.74	(3.74)	5.06
Total from investment operations	5.02	3.55	5.12	(3.40)	5.35
Distributions from net investment income	(.12)B	(.08)	(.36)	(.33)	(.29)
Distributions from net realized gain	(2.16)B	(.10)	(.77)	–	(.02)
Total distributions	(2.28)	(.18)	(1.13)	(.33)	(.31)
Net asset value, end of period	$29.16	$26.42	$23.05	$19.06	$22.79
Total ReturnC,D	19.63%	15.49%	27.74%	(14.90)%	30.18%
Ratios to Average Net AssetsE,F
Expenses before reductions	.85%	.87%	.87%	.87%	.88%
Expenses net of fee waivers, if any	.84%	.86%	.87%	.87%	.88%
Expenses net of all reductions	.84%	.85%	.86%	.86%	.86%
Net investment income (loss)	.43%	.51%	1.79%	1.51%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$511,358	$419,888	$421,140	$340,705	$445,429
Portfolio turnover rateG	26%	47%	38%	40%	35%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

VIP Overseas Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign tax reclaims. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

VIP Overseas Portfolio	$23,489

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$842,201,525
Gross unrealized depreciation	(38,382,080)
Net unrealized appreciation (depreciation)	$803,819,445
Tax Cost	$1,320,503,821

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$15,260,575
Net unrealized appreciation (depreciation) on securities and other investments	$803,794,886

The Fund intends to elect to defer to its next fiscal year $212,051 of capital losses recognized during the period November 1, 2021 to December 31, 2021.

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$24,742,551	$ 6,582,956
Long-term Capital Gains	133,311,618	6,696,256
Total	$158,054,169	$ 13,279,212

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Overseas Portfolio	501,844,356	542,257,297

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .65% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$161,611
Service Class 2	940,319
$1,101,930

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$604,378.06
Service Class	101,713.06
Service Class 2	236,705.06
Investor Class	652,581.14
	$1,595,377

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Overseas Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Overseas Portfolio	$701

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Overseas Portfolio	Borrower	$6,342,400.30%		$265

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Overseas Portfolio	10,783,893	42,534,349	2,747,541

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Overseas Portfolio	$3,393

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Overseas Portfolio	$2,791	$–	$–

8. Expense Reductions.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $31,313.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
VIP Overseas Portfolio
Distributions to shareholders
Initial Class	$77,624,654	$7,003,268
Service Class	12,782,530	1,056,975
Service Class 2	29,640,102	2,052,603
Investor Class	38,006,883	3,166,366
Total	$158,054,169	$13,279,212

10. Share Transactions.

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
VIP Overseas Portfolio
Initial Class
Shares sold	7,306,732	8,718,934	$206,775,528	$193,650,308
Reinvestment of distributions	2,766,494	288,231	77,624,654	7,003,268
Shares redeemed	(7,626,572)	(11,859,183)	(216,138,658)	(264,785,465)
Net increase (decrease)	2,446,654	(2,852,018)	$68,261,524	$(64,131,889)
Service Class
Shares sold	376,377	1,102,068	$10,474,364	$25,655,019
Reinvestment of distributions	459,099	43,826	12,782,530	1,056,975
Shares redeemed	(809,211)	(1,239,298)	(22,845,537)	(27,816,457)
Net increase (decrease)	26,265	(93,404)	$411,357	$(1,104,463)
Service Class 2
Shares sold	882,761	1,038,522	$24,684,454	$22,307,745
Reinvestment of distributions	1,070,686	86,431	29,640,102	2,052,603
Shares redeemed	(1,619,652)	(2,155,681)	(45,173,824)	(47,995,578)
Net increase (decrease)	333,795	(1,030,728)	$9,150,732	$(23,635,230)
Investor Class
Shares sold	3,219,623	3,078,543	$91,456,154	$66,853,744
Reinvestment of distributions	1,359,649	131,397	38,006,883	3,166,366
Shares redeemed	(2,932,892)	(5,591,632)	(83,122,748)	(121,276,605)
Net increase (decrease)	1,646,380	(2,381,692)	$46,340,289	$(51,256,495)

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Overseas Portfolio	19%	1	16%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
VIP Overseas Portfolio	36%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP Overseas Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Overseas Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
VIP Overseas Portfolio
Initial Class	.77%
Actual		$1,000.00	$1,086.10	$4.05
Hypothetical-C		$1,000.00	$1,021.32	$3.92
Service Class	.86%
Actual		$1,000.00	$1,085.60	$4.52
Hypothetical-C		$1,000.00	$1,020.87	$4.38
Service Class 2	1.02%
Actual		$1,000.00	$1,084.90	$5.36
Hypothetical-C		$1,000.00	$1,020.06	$5.19
Investor Class	.84%
Actual		$1,000.00	$1,085.80	$4.42
Hypothetical-C		$1,000.00	$1,020.97	$4.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Overseas Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
VIP Overseas Portfolio
Initial Class	02/04/2022	02/04/2022	$0.209
Service Class	02/04/2022	02/04/2022	$0.209
Service Class 2	02/04/2022	02/04/2022	$0.209
Investor Class	02/04/2022	02/04/2022	$0.209

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 2021, $ 94,272,534, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 0%, 4%, and 0%; Service Class designates 0%, 4%, and 0%; Service Class 2 designates 0%, 4%, and 0%; and Investor Class designates 0%, 4%, and 0%; of the dividends distributed in February, December, December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Overseas Portfolio
Initial Class	02/05/2021	$0.0000	$0.0000
	12/01/2021	$0.3746	$0.0479
	12/31/2021	$0.0000	$0.0000
Service Class	02/05/2021	$0.0000	$0.0000
	12/01/2021	$0.3530	$0.0479
	12/31/2021	$0.0000	$0.0000
Service Class 2	02/05/2021	$0.0000	$0.0000
	12/01/2021	$0.3237	$0.0479
	12/31/2021	$0.0000	$0.0000
Investor Class	02/05/2021	$0.0000	$0.0000
	12/05/2021	$0.3599	$0.0479
	12/31/2021	$0.0000	$0.0000

VIPOVRS-ANN-0322
1.540205.124

Fidelity® Variable Insurance Products:

Floating Rate High Income Portfolio

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Life of fundA
Initial Class	5.21%	4.05%	3.65%
Investor Class	5.08%	4.00%	3.62%

 A From April 9, 2014

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Floating Rate High Income Portfolio - Initial Class on April 9, 2014, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Period Ending Values
$13,199	VIP Floating Rate High Income Portfolio - Initial Class
$13,836	S&P®/LSTA Leveraged Performing Loan Index

Management's Discussion of Fund Performance

Market Recap:  Floating-rate bank loans gained 5.42% for the year ending December 31, 2021, as measured by the S&P/LSTA® Leveraged Performing Loan Index, roughly in line with high-yield corporate credit but handily outpacing investment-grade credit. Loans posted a strong advance in the early months of 2021, as encouraging COVID-19 vaccine news bolstered investor optimism about the strength of the economic recovery in the new year. The rally paused in March, when loans with higher-quality credit ratings underperformed. The positive trend resumed in April, lifted by an improved tone for risk assets, consistent retail fund inflows and strong origination of collateralized loan obligations (CLOs). Except for a modest pullback in July, loans registered moderate monthly gains through October, aided by advancing COVID vaccination campaigns, accelerating economic growth and continued solid demand from CLOs. After declining slightly in November, loans rebounded in December, as concerns about the severity of the omicron variant of the coronavirus receded. Virtually every major industry group within the S&P/LSTA index posted gain, led by oil & gas (+9%), air transport (+8%), leisure goods/activities/movies (+8%), and publishing (+7%). Only one industry, radio & television (-0.41%), finished in the red. Other notable laggards included utilities (+3%) and cable & satellite TV (+4%). From a credit-rating perspective, lower-quality loans significantly outstripped the benchmark, signaling a comfort level with risk as investors sought higher yields.

Comments from Co-Portfolio Managers Eric Mollenhauer and Kevin Nielsen:  For the fiscal year ending December 31, 2021, the fund's share classes gained about 5%, roughly in line with the 5.42% advance of the benchmark, the S&P/LSTA® Leveraged Performing Loan Index. The fund's core investment in floating-rate leveraged loans rose 5.21% and detracted from performance versus the benchmark. By industry, the largest detractor from performance versus the benchmark was security selection in radio & television. Security selection in lodging & casinos and electronics/electrical also hurt. The fund's biggest individual relative detractor was an outsized stake in Sinclair, which returned -44% the past year. Our second-largest relative detractor this period was avoiding AMC Entertainment, a benchmark component that gained 46%. Avoiding American Airlines, a benchmark component that gained 14%, hurt relative performance. Conversely, the biggest contributor to performance versus the benchmark was security picks in oil & gas. Security selection in food service and cosmetics/toiletries also boosted the fund's relative result. Chesapeake Energy, the fund's biggest individual detractor, advanced about 261% in 2021. Our second-largest detractor was Denbury, which gained approximately 190% the past 12 months. Another notable detractor this period was California Resources. The fund's investment in securities issued by California Resources gained about 81% the past 12 months. All of these contributors were non-benchmark positions. By quality, security selection among bonds rated B hurt most. Notable changes in positioning include increased exposure to the health care industry and a lower allocation to all telecom.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of December 31, 2021

(by issuer, excluding cash equivalents)	% of fund's net assets
Bass Pro Group LLC	2.4
Intelsat Jackson Holdings SA	2.0
Asurion LLC	1.9
Caesars Resort Collection LLC	1.4
Peraton Corp.	1.0
8.7

Top Five Market Sectors as of December 31, 2021

% of fund's net assets
Technology	15.3
Services	8.1
Healthcare	6.6
Telecommunications	5.8
Insurance	4.6

Quality Diversification (% of fund's net assets)

As of December 31, 2021
BBB	1.7%
BB	23.3%
B	55.4%
CCC,CC,C	3.4%
D	0.1%
Not Rated	6.9%
Equities	1.3%
Short-Term Investments and Net Other Assets	7.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
Bank Loan Obligations	88.0%
Nonconvertible Bonds	2.7%
Convertible Bonds, Preferred Stocks	0.1%
Common Stocks	1.1%
Preferred Securities	0.1%
Fixed-Income Funds	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	7.9%

 * Foreign investments - 10.8%

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Bank Loan Obligations - 88.0%
	Principal Amount	Value
Aerospace - 1.1%
ADS Tactical, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 6.75% 3/19/26 (a)(b)(c)	$336,875	$333,297
Gemini HDPE LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 12/31/27 (a)(b)(c)	154,739	154,400
Jazz Acquisition, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.35% 6/19/26 (a)(b)(c)	244,375	240,558
TransDigm, Inc.:
Tranche E 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3543% 5/30/25 (a)(b)(c)	584,764	576,255
Tranche F 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3543% 12/9/25 (a)(b)(c)	946,389	932,553
WP CPP Holdings LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 4/30/25 (a)(b)(c)	405,465	387,555
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.750% 8.75% 4/30/26 (a)(b)(c)	120,000	117,000

TOTAL AEROSPACE		2,741,618

Air Transportation - 1.6%
AAdvantage Loyalty IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 4/20/28 (a)(b)(c)	605,000	625,848
Air Canada Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.25% 8/11/28 (a)(b)(c)	280,000	278,849
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.7238% 4/8/26 (a)(b)(c)	324,216	314,956
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.7238% 4/4/26 (a)(b)(c)	174,309	169,331
Mileage Plus Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 7/2/27 (a)(b)(c)	570,000	600,284
SkyMiles IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/20/27 (a)(b)(c)	495,000	522,844
United Airlines, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 4/21/28 (a)(b)(c)	957,763	959,065
WestJet Airlines Ltd. 1LN, term loan 3 month U.S. LIBOR + 2.750% 4% 12/11/26 (a)(b)(c)	435,240	421,343

TOTAL AIR TRANSPORTATION		3,892,520

Automotive & Auto Parts - 1.5%
Adient U.S. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6043% 4/8/28 (a)(b)(c)	134,325	134,185
American Trailer World Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 3/5/28 (a)(b)(c)	313,425	311,914
Clarios Global LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3543% 4/30/26 (a)(b)(c)	261,501	259,736
CWGS Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3.25% 6/3/28 (a)(b)(c)	476,400	472,232
Driven Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5169% 11/17/28 (a)(b)(c)(d)	105,000	104,738
Les Schwab Tire Centers Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 11/2/27 (a)(b)(c)	346,500	345,488
Midas Intermediate Holdco II LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 12/16/25 (a)(b)(c)	309,289	293,568
PECF USS Intermediate Holding III Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 12/17/28 (b)(c)(e)	345,000	345,124
Rough Country LLC:
2LN, term loan 1 month U.S. LIBOR + 6.500% 7.25% 7/28/29 (a)(b)(c)	100,000	99,750
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.25% 7/28/28 (a)(b)(c)	518,700	517,082
Thor Industries, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.125% 2/1/26 (a)(b)(c)	359,171	359,261
Truck Hero, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 1/29/28 (a)(b)(c)	526,386	522,975

TOTAL AUTOMOTIVE & AUTO PARTS		3,766,053

Banks & Thrifts - 0.7%
Citadel Securities LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6043% 2/27/28 (a)(b)(c)	699,713	694,808
Deerfield Dakota Holding LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 4/9/27 (a)(b)(c)	246,867	246,983
Russell Investments U.S. Institutional Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 5/30/25 (a)(b)(c)	245,000	244,755
Superannuation & Investments U.S. LLC 1LN, term loan 1 month U.S. LIBOR + 3.750% 3.8543% 12/1/28 (a)(b)(c)	145,000	144,774
Victory Capital Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3766% 7/1/26 (a)(b)(c)	106,444	105,579
Walker & Dunlop, Inc. Tranche B 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 2.350% 2.75% 12/16/28 (a)(b)(c)	150,000	149,625

TOTAL BANKS & THRIFTS		1,586,524

Broadcasting - 1.5%
AppLovin Corp.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5% 10/21/28 (a)(b)(c)	264,338	263,621
Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.3543% 8/15/25 (a)(b)(c)	811,559	809,149
Diamond Sports Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.36% 8/24/26 (a)(b)(c)	1,368,277	630,543
Dotdash Meredith, Inc. Tranche B 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 4.000% 4.5% 12/1/28 (a)(b)(c)	510,000	509,363
Nexstar Broadcasting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.5993% 9/19/26 (a)(b)(c)	595,021	593,313
Univision Communications, Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 5/21/28 (b)(c)(e)	545,000	543,638
Tranche C 5LN, term loan 3 month U.S. LIBOR + 2.750% 3.75% 3/15/24 (a)(b)(c)	375,000	374,678

TOTAL BROADCASTING		3,724,305

Building Materials - 2.0%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 5/17/28 (a)(b)(c)	606,950	597,846
APi Group DE, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 2.750% 12/18/28 (b)(c)(e)	675,000	674,035
3 month U.S. LIBOR + 2.500% 2.6013% 10/1/26 (a)(b)(c)	441,142	440,480
Beacon Roofing Supply, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 2.3543% 5/19/28 (a)(b)(c)	248,750	247,133
Core & Main LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 2.6019% 7/27/28 (a)(b)(c)	349,125	346,653
DiversiTech Holdings, Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 12/22/28 (b)(c)(e)	165,714	165,404
Tranche B-DD 1LN, term loan 1 month U.S. LIBOR + 3.750% 12/14/28 (b)(c)(e)	34,286	34,222
Ingersoll-Rand Services Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8545% 2/28/27 (a)(b)(c)	348,788	344,668
Installed Building Products, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 4.5% 12/14/28 (a)(b)(c)	170,000	170,000
Specialty Building Products Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 10/15/28 (b)(c)(e)	200,000	199,376
SRS Distribution, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 6/4/28 (a)(b)(c)	842,888	840,199
Traverse Midstream Partners Ll Tranche B, term loan 3 month U.S. LIBOR + 5.500% 5.25% 9/27/24 (a)(b)(c)	180,117	179,105
USIC Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.25% 5/7/28 (a)(b)(c)	259,350	258,748
White Capital Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 10/19/27 (a)(b)(c)	247,500	247,527

TOTAL BUILDING MATERIALS		4,745,396

Cable/Satellite TV - 2.3%
Charter Communication Operating LLC Tranche B2 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.86% 2/1/27 (a)(b)(c)	1,425,289	1,410,808
Coral-U.S. Co.-Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.3392% 1/31/28 (a)(b)(c)	985,000	971,762
CSC Holdings LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3598% 1/15/26 (a)(b)(c)	972,500	958,399
DIRECTV Financing LLC 1LN, term loan 1 month U.S. LIBOR + 5.000% 5.75% 8/2/27 (a)(b)(c)	835,763	836,005
LCPR Loan Financing LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8598% 9/25/28 (a)(b)(c)	195,000	195,731
Neptune Finco Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.3598% 7/17/25 (a)(b)(c)	909,068	894,295
Virgin Media Bristol LLC Tranche N, term loan 3 month U.S. LIBOR + 2.500% 2.6098% 1/31/28 (a)(b)(c)	375,000	371,329

TOTAL CABLE/SATELLITE TV		5,638,329

Capital Goods - 0.7%
Ali Group North America Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 10/12/28 (b)(c)(e)	450,000	446,877
CPM Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.250% 8.3493% 11/15/26 (a)(b)(c)	67,828	67,574
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.5993% 11/15/25 (a)(b)(c)	281,299	278,751
MHI Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1043% 9/20/26 (a)(b)(c)	296,220	296,128
Standard Industries, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 9/22/28 (a)(b)(c)	227,289	227,384
TNT Crane & Rigging LLC 2LN, term loan 3 month U.S. LIBOR + 8.750% 9.75% 4/16/25 (a)(b)(c)(d)	34,657	33,271
Vertical U.S. Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 7/31/27 (a)(b)(c)	222,462	222,431

TOTAL CAPITAL GOODS		1,572,416

Chemicals - 2.6%
ARC Falcon I, Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 9/30/28 (a)(b)(c)	487,962	486,844
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 3.750% 9/30/28 (b)(c)(f)	42,038	41,942
Aruba Investment Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 11/24/27 (a)(b)(c)	338,177	338,177
Cimpress U.S.A., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 5/17/28 (a)(b)(c)	248,750	248,439
Consolidated Energy Finance SA:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 5/7/25 (a)(b)(c)(d)	263,675	257,083
Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.6573% 5/7/25 (a)(b)(c)	344,310	338,715
Element Solutions, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 2.000% 1/31/26 (b)(c)(e)	139,644	138,996
3 month U.S. LIBOR + 2.000% 2.1043% 1/31/26 (a)(b)(c)	206,138	205,181
Groupe Solmax, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 6/24/28 (a)(b)(c)	268,650	267,755
Herens U.S. Holdco Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 7/3/28 (a)(b)(c)	218,900	218,602
Hexion, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.64% 7/1/26 (a)(b)(c)	258,375	258,375
ICP Group Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 12/29/27 (a)(b)(c)	168,725	166,194
INEOS U.S. Petrochem LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.25% 1/20/26 (a)(b)(c)	661,675	659,333
LSF11 Skyscraper HoldCo SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 9/30/27 (a)(b)(c)	282,868	282,514
Manchester Acquisition Sub LLC Tranche B 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 5.750% 6.5% 12/1/26 (a)(b)(c)(d)	135,000	130,275
Messer Industries U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.7238% 3/1/26 (a)(b)(c)	226,767	224,760
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 11/9/28 (a)(b)(c)	520,000	517,832
Oxea Corp. Tranche B2, term loan 3 month U.S. LIBOR + 3.250% 3.4375% 10/11/24 (a)(b)(c)	322,084	319,024
SCIH Salt Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 3/16/27 (a)(b)(c)	68,726	67,982
Starfruit U.S. Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1019% 10/1/25 (a)(b)(c)	747,613	744,346
The Chemours Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.86% 4/3/25 (a)(b)(c)	342,860	339,493
Valcour Packaging LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 10/4/28 (a)(b)(c)	115,000	114,856

TOTAL CHEMICALS		6,366,718

Conglomerates - 0.0%
TGP Holdings III LLC Tranche DD 1LN, term loan 1 month U.S. LIBOR + 3.500% 6/29/28 (b)(c)(f)	38,244	38,037
Consumer Products - 2.6%
BCPE Empire Holdings, Inc.:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1013% 6/11/26 (a)(b)(c)	244,528	242,694
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.5% 6/12/26 (a)(b)(c)	240,000	239,100
Bombardier Recreational Products, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1043% 5/23/27 (a)(b)(c)	124,053	122,406
Buzz Finco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 1/29/27 (a)(b)(c)	120,000	119,250
CNT Holdings I Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 11/8/27 (a)(b)(c)	516,100	516,007
Diamond BC BV Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5% 9/29/28 (a)(b)(c)	325,000	323,476
Energizer Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.75% 12/16/27 (a)(b)(c)	228,275	227,348
Gloves Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/6/28 (a)(b)(c)	119,400	118,878
Hunter Fan Co. 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.75% 5/7/28 (a)(b)(c)	369,225	369,225
Knowlton Development Corp., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8543% 12/21/25 (a)(b)(c)	298,213	293,555
Kronos Acquisition Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.25% 12/22/26 (a)(b)(c)	686,055	664,403
Mattress Firm, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 5% 9/24/28 (a)(b)(c)	538,650	533,711
Michaels Companies, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 4/15/28 (a)(b)(c)	840,775	832,519
Petco Health & Wellness Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 3/4/28 (a)(b)(c)	203,463	203,017
Rodan & Fields LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.1098% 6/15/25 (a)(b)(c)	279,122	152,755
Runner Buyer, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.500% 6.25% 10/20/28 (a)(b)(c)	340,000	334,900
Sweetwater Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 8/5/28 (a)(b)(c)	185,000	185,000
TGP Holdings III LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 4% 6/29/28 (a)(b)(c)	290,042	288,470
TKC Holdings, Inc. 1LN, term loan 1 month U.S. LIBOR + 5.500% 6.5% 5/3/28 (a)(b)(c)	263,319	263,319
Woof Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 12/21/27 (a)(b)(c)	297,750	297,750

TOTAL CONSUMER PRODUCTS		6,327,783

Containers - 2.9%
AOT Packaging Products AcquisitionCo LLC 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 3/3/28 (a)(b)(c)	418,147	414,777
Berlin Packaging, LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.750% 4.25% 3/11/28 (a)(b)(c)	673,313	671,966
3 month U.S. LIBOR + 3.250% 3.75% 3/11/28 (a)(b)(c)	198,503	196,694
Berry Global, Inc. Tranche Z 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8636% 7/1/26 (a)(b)(c)	601,197	596,838
BWAY Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.3543% 4/3/24 (a)(b)(c)	477,500	470,677
Canister International Group, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.8543% 12/21/26 (a)(b)(c)	122,813	123,120
Charter NEX U.S., Inc. 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.5% 12/1/27 (a)(b)(c)	336,712	337,133
Flex Acquisition Co., Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.000% 3.1309% 6/29/25 (a)(b)(c)	842,318	833,894
3 month U.S. LIBOR + 3.500% 4% 3/2/28 (a)(b)(c)	600,285	598,658
Graham Packaging Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 8/4/27 (a)(b)(c)	437,541	435,944
Kloeckner Pentaplast of America, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.25% 2/9/26 (a)(b)(c)	193,538	187,913
Pixelle Specialty Solutions LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.500% 7.5% 10/31/24 (a)(b)(c)	222,633	221,321
Pregis TopCo Corp. 1LN, term loan:
1 month U.S. LIBOR + 4.000% 4.5% 8/1/26 (a)(b)(c)	99,750	99,127
3 month U.S. LIBOR + 4.000% 4.1043% 7/31/26 (a)(b)(c)	245,625	244,397
Printpack Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 7/26/23 (a)(b)(c)	123,695	123,076
Reynolds Consumer Products LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8543% 1/30/27 (a)(b)(c)	598,595	594,746
Reynolds Group Holdings, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 4% 9/24/28 (a)(b)(c)	324,188	323,429
3 month U.S. LIBOR + 3.250% 3.3543% 2/5/26 (a)(b)(c)	207,900	206,536
Ring Container Technologies Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 8/12/28 (a)(b)(c)	270,000	270,270

TOTAL CONTAINERS		6,950,516

Diversified Financial Services - 2.1%
ACNR Holdings, Inc. term loan 17% 9/16/25 (a)(c)(d)	157,682	160,441
AlixPartners LLP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.25% 2/4/28 (a)(b)(c)	248,125	246,974
Armor Holdco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 5.25% 12/10/28 (a)(b)(c)	230,000	230,384
AVSC Holding Corp. Tranche B2 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 10/15/26 (a)(b)(c)	371,323	343,871
BCP Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 10/31/24 (a)(b)(c)	90,414	90,160
Broadstreet Partners, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 3.75% 1/27/27 (a)(b)(c)	224,438	222,848
Eagle 4 Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4738% 7/12/28 (a)(b)(c)	145,000	143,913
Finco I LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6043% 6/27/25 (a)(b)(c)	123,438	123,091
Focus Financial Partners LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 6/24/28 (a)(b)(c)	323,375	321,412
Tranche B-DD 1LN, term loan 1 month U.S. LIBOR + 2.500% 4.75% 6/30/28 (a)(b)(c)	75,000	74,545
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1043% 7/3/24 (a)(b)(c)	123,718	122,559
GT Polaris, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 9/24/27 (a)(b)(c)	123,752	123,869
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3738% 3/1/25 (a)(b)(c)	626,362	622,253
Hightower Holding LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 4/21/28 (a)(b)(c)	204,488	203,976
Kingpin Intermediate Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 7/3/24 (a)(b)(c)	177,631	176,466
KREF Holdings X LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 3.6875% 9/1/27 (a)(b)(c)(d)	244,063	243,452
Nexus Buyer LLC 2LN, term loan 1 month U.S. LIBOR + 6.250% 6.75% 11/5/29 (a)(b)(c)	235,000	234,706
Paysafe Holdings U.S. Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 3.25% 6/10/28 (a)(b)(c)	69,825	67,708
RPI Intermediate Finance Trust Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8543% 2/11/27 (a)(b)(c)	697,079	694,318
TransUnion LLC Tranche B5 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8543% 11/16/26 (a)(b)(c)	168,974	167,284
UFC Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.5% 4/29/26 (a)(b)(c)	452,102	449,597

TOTAL DIVERSIFIED FINANCIAL SERVICES		5,063,827

Diversified Media - 1.2%
Advantage Sales & Marketing, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 5.25% 10/28/27 (a)(b)(c)	514,800	514,800
Allen Media LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.7238% 2/10/27 (a)(b)(c)	982,342	980,378
Terrier Media Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6043% 12/17/26 (a)(b)(c)	1,347,637	1,340,562

TOTAL DIVERSIFIED MEDIA		2,835,740

Energy - 3.4%
Apro LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.5% 11/14/26 (a)(b)(c)	294,933	294,564
Array Technologies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 10/14/27 (a)(b)(c)	407,517	402,932
BCP Raptor II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.750% 4.8543% 11/3/25 (a)(b)(c)	422,216	420,105
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/24/24 (a)(b)(c)	419,428	418,438
Brazos Delaware II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.1025% 5/21/25 (a)(b)(c)	116,444	113,242
BW Gas & Convenience Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 3/17/28 (a)(b)(c)(d)	179,100	178,652
ChampionX Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 6/3/27 (a)(b)(c)	185,000	187,240
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8% 8/1/23 (a)(b)(c)	307,913	303,140
Citgo Petroleum Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7.25% 3/28/24 (a)(b)(c)	415,488	414,554
CQP Holdco LP / BIP-V Chinook Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 6/4/28 (a)(b)(c)	1,696,475	1,691,521
EG America LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.2238% 2/6/25 (a)(b)(c)	224,214	223,124
EG Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.2238% 2/6/25 (a)(b)(c)	241,431	240,258
Epic Crude Services LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.18% 3/1/26 (a)(b)(c)	409,813	317,605
Esdec Solar Group BV Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 5.75% 8/27/28 (a)(b)(c)(d)	409,813	407,763
GIP II Blue Holding LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 5.5% 9/29/28 (a)(b)(c)	595,000	592,769
GIP III Stetson I LP Tranche B, term loan 3 month U.S. LIBOR + 4.250% 4.3543% 7/18/25 (a)(b)(c)	540,484	520,443
Granite Acquisition, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.25% 3/25/28 (a)(b)(c)	268,650	267,911
ITT Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 3.25% 7/30/28 (a)(b)(c)	369,075	366,861
Natgasoline LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.625% 11/14/25 (a)(b)(c)	311,483	308,368
Rockwood Service Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1043% 1/23/27 (a)(b)(c)	299,382	299,196
WaterBridge Operating LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 6.75% 6/21/26 (a)(b)(c)	233,920	227,707

TOTAL ENERGY		8,196,393

Entertainment/Film - 0.3%
AP Core Holdings II LLC:
Tranche B1 1LN, term loan 1 month U.S. LIBOR + 5.500% 6.25% 9/1/27 (a)(b)(c)	360,438	360,099
Tranche B2 1LN, term loan 1 month U.S. LIBOR + 5.500% 6.25% 9/1/27 (a)(b)(c)	195,000	195,162
SMG U.S. Midco 2, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6217% 1/23/25 (a)(b)(c)	150,681	146,161

TOTAL ENTERTAINMENT/FILM		701,422

Environmental - 0.6%
Clean Harbors, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 2.1043% 10/8/28 (a)(b)(c)	350,000	349,346
Covanta Holding Corp.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 11/16/28 (a)(b)(c)	330,261	330,426
Tranche C 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 11/16/28 (a)(b)(c)	24,739	24,751
Madison IAQ LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 6/21/28 (a)(b)(c)	641,775	640,793
WTG Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.625% 4/1/28 (a)(b)(c)	114,425	113,173

TOTAL ENVIRONMENTAL		1,458,489

Food & Drug Retail - 0.9%
Froneri U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3542% 1/29/27 (a)(b)(c)	482,650	475,796
JBS U.S.A. Lux SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1019% 5/1/26 (a)(b)(c)	638,176	636,433
JP Intermediate B LLC Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.5% 11/20/25 (a)(b)(c)	349,572	322,770
PetIQ, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.75% 4/13/28 (a)(b)(c)	288,550	286,386
Primary Products Finance LLC 1LN, term loan 1 month U.S. LIBOR + 4.000% 10/25/28 (b)(c)(e)	460,000	460,000

TOTAL FOOD & DRUG RETAIL		2,181,385

Food/Beverage/Tobacco - 1.0%
8th Avenue Food & Provisions, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8519% 10/1/25 (a)(b)(c)	120,372	118,416
BellRing Brands LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 10/21/24 (a)(b)(c)	322,071	322,323
Chobani LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 10/23/27 (a)(b)(c)	409,813	410,427
Shearer's Foods, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 9/23/27 (a)(b)(c)	453,321	451,494
Triton Water Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 3/31/28 (a)(b)(c)	900,475	889,832
U.S. Foods, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1043% 9/13/26 (a)(b)(c)	120,963	119,511

TOTAL FOOD/BEVERAGE/TOBACCO		2,312,003

Gaming - 4.3%
Aristocrat International Pty Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/19/24 (a)(b)(c)	93,575	93,897
Bally's Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 10/1/28 (a)(b)(c)	1,015,000	1,014,574
Boyd Gaming Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3543% 9/15/23 (a)(b)(c)	324,472	324,067
Caesars Resort Collection LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8543% 12/22/24 (a)(b)(c)	1,209,352	1,201,794
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6043% 7/20/25 (a)(b)(c)	2,259,373	2,258,808
Churchill Downs, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.11% 3/17/28 (a)(b)(c)	297,750	295,517
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.75% 10/20/24 (a)(b)(c)	746,733	744,246
Golden Nugget LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.25% 10/4/23 (a)(b)(c)	1,507,357	1,496,730
GVC Holdings Gibraltar Ltd. Tranche B4 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 3/16/27 (a)(b)(c)	199,000	198,304
J&J Ventures Gaming LLC 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 4/26/28 (a)(b)(c)	329,175	329,175
PCI Gaming Authority 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6043% 5/29/26 (a)(b)(c)	303,389	301,824
Penn National Gaming, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3% 10/15/25 (a)(b)(c)	437,898	437,214
Playtika Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8543% 3/11/28 (a)(b)(c)	431,738	429,397
Stars Group Holdings BV Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 2.4738% 7/16/26 (a)(b)(c)	473,431	471,429
Station Casinos LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.5% 2/7/27 (a)(b)(c)	982,396	973,240

TOTAL GAMING		10,570,216

Healthcare - 6.4%
AHP Health Partners, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 8/23/28 (a)(b)(c)	154,613	154,517
Avantor Funding, Inc. Tranche B5 1LN, term loan 1 month U.S. LIBOR + 2.250% 2.75% 11/6/27 (a)(b)(c)	567,154	566,445
Confluent Health LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.1043% 11/30/28 (a)(b)(c)	238,673	238,274
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 4.000% 11/30/28 (b)(c)(f)	51,327	51,242
Da Vinci Purchaser Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5% 12/13/26 (a)(b)(c)	616,769	616,578
Elanco Animal Health, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8493% 8/1/27 (a)(b)(c)	1,204,249	1,187,317
Electron BidCo, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 11/1/28 (a)(b)(c)	265,000	264,102
Gainwell Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 10/1/27 (a)(b)(c)	1,302,942	1,304,896
Horizon Pharma U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.25% 3/15/28 (a)(b)(c)	347,375	345,885
ICU Medical, Inc. Tranche B 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 2.500% 12/14/28 (b)(c)(e)	215,000	215,178
Insulet Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 5/4/28 (a)(b)(c)	348,250	348,034
Jazz Financing Lux SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 5/5/28 (a)(b)(c)	890,525	893,366
Mamba Purchaser, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 10/14/28 (a)(b)(c)	200,000	199,666
Maravai Intermediate Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/19/27 (a)(b)(c)	365,139	366,509
MED ParentCo LP:
1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3543% 8/31/26 (a)(b)(c)	278,825	278,011
2LN, term loan 3 month U.S. LIBOR + 8.250% 8.3543% 8/30/27 (a)(b)(c)	180,000	179,699
Mozart Borrower LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 9/30/28 (a)(b)(c)	1,855,000	1,854,184
Organon & Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 6/2/28 (a)(b)(c)	1,108,792	1,109,025
Packaging Coordinators Midco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 11/30/27 (a)(b)(c)	228,275	228,086
Pathway Vet Alliance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8543% 3/31/27 (a)(b)(c)	722,801	719,830
Phoenix Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 11/15/28 (a)(b)(c)	970,000	969,564
Pluto Acquisition I, Inc. term loan 1 month U.S. LIBOR + 4.000% 4.1752% 6/20/26 (a)(b)(c)	348,400	346,550
PRA Health Sciences, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 2.75% 7/1/28 (a)(b)(c)	308,522	308,393
Radiology Partners, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3566% 7/9/25 (a)(b)(c)	240,000	236,201
RadNet Management, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.7538% 4/23/28 (a)(b)(c)	149,250	149,110
Sharp Midco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 12/13/28 (b)(c)(e)	195,000	194,513
U.S. Anesthesia Partners, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 10/1/28 (a)(b)(c)	493,763	491,975
U.S. Radiology Specialists, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.75% 12/15/27 (a)(b)(c)	343,688	342,935
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1043% 6/13/26 (a)(b)(c)	1,091,039	1,058,723
Upstream Newco, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.3543% 11/20/26 (a)(b)(c)	203,975	203,975
Valeant Pharmaceuticals International, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1043% 6/1/25 (a)(b)(c)	174,748	173,830

TOTAL HEALTHCARE		15,596,613

Homebuilders/Real Estate - 0.7%
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8543% 8/21/25 (a)(b)(c)	820,206	813,907
Landry's Finance Acquisition Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 12.000% 13% 10/4/23 (a)(b)(c)	120,000	127,800
Lightstone Holdco LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (a)(b)(c)	438,873	369,153
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (a)(b)(c)	24,753	20,821
Ryan Specialty Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 9/1/27 (a)(b)(c)	449,461	448,787

TOTAL HOMEBUILDERS/REAL ESTATE		1,780,468

Hotels - 2.5%
Aimbridge Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 2/1/26 (a)(b)(c)	103,691	102,914
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8543% 2/1/26 (a)(b)(c)	169,179	165,161
ASP LS Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.25% 4/30/28 (a)(b)(c)	399,000	399,000
Carnival Finance LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 4% 10/18/28 (a)(b)(c)	1,130,000	1,118,700
3 month U.S. LIBOR + 3.000% 3.75% 6/30/25 (a)(b)(c)	360,897	357,288
Four Seasons Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 2.1043% 11/30/23 (a)(b)(c)	482,932	480,517
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5% 8/2/28 (a)(b)(c)	1,067,325	1,068,125
Marriott Ownership Resorts, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8543% 8/31/25 (a)(b)(c)	635,145	623,636
Oravel Stays Singapore Pte Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 8.250% 9% 6/23/26 (a)(b)(c)	179,100	185,816
Travel+Leisure Co. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.3543% 5/31/25 (a)(b)(c)	483,750	474,984
Travelport Finance Luxembourg SARL 1LN, term loan:
3 month U.S. LIBOR + 2.500% 9.75% 2/28/25 (a)(b)(c)	404,533	415,245
3 month U.S. LIBOR + 6.750% 6.9738% 5/30/26 (a)(b)(c)	526,754	436,152
Wyndham Hotels & Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.8543% 5/30/25 (a)(b)(c)	199,816	197,496

TOTAL HOTELS		6,025,034

Insurance - 4.6%
Acrisure LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 4.250% 4.75% 2/15/27 (a)(b)(c)	215,000	214,641
3 month U.S. LIBOR + 3.500% 3.7238% 2/13/27 (a)(b)(c)	1,320,760	1,304,250
Alliant Holdings Intermediate LLC:
Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.3543% 5/10/25 (a)(b)(c)	202,507	200,320
Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3543% 5/9/25 (a)(b)(c)	487,500	482,279
Tranche B3 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 11/6/27 (a)(b)(c)	498,750	497,772
AmeriLife Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1043% 3/18/27 (a)(b)(c)	348,922	347,440
AmWINS Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 3% 2/19/28 (a)(b)(c)	545,720	541,175
AssuredPartners, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 4% 2/13/27 (a)(b)(c)	14,925	14,888
3 month U.S. LIBOR + 3.500% 3.6043% 2/13/27 (a)(b)(c)	367,500	364,233
Asurion LLC:
Tranche B 6LN, term loan 3 month U.S. LIBOR + 3.000% 3.2293% 11/3/23 (a)(b)(c)	606,225	604,279
Tranche B3 2LN, term loan 3 month U.S. LIBOR + 5.250% 5.3543% 1/31/28 (a)(b)(c)	835,000	837,088
Tranche B4 2LN, term loan 1 month U.S. LIBOR + 5.250% 5.3543% 1/20/29 (a)(b)(c)	1,390,000	1,383,342
Tranche B8 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3543% 12/23/26 (a)(b)(c)	1,214,337	1,205,229
Tranche B9 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3543% 7/31/27 (a)(b)(c)	571,185	567,187
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.8749% 4/25/25 (a)(b)(c)	1,639,816	1,619,695
USI, Inc.:
1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4738% 12/2/26 (a)(b)(c)	466,626	463,042
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.2238% 5/16/24 (a)(b)(c)	584,656	579,750

TOTAL INSURANCE		11,226,610

Leisure - 2.4%
Alterra Mountain Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 8/17/28 (a)(b)(c)	128,054	127,734
Callaway Golf Co. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 4.6019% 1/4/26 (a)(b)(c)	173,333	173,406
City Football Group Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 7/21/28 (a)(b)(c)	520,000	516,100
Crown Finance U.S., Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 8.250% 9.25% 5/23/24 (a)(b)(c)	47,287	50,183
3 month U.S. LIBOR + 2.500% 3.5% 2/28/25 (a)(b)(c)	517,398	399,111
15.25% 5/23/24 (c)	75,389	89,783
Delta 2 SARL Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.5% 2/1/24 (a)(b)(c)	1,135,522	1,133,626
Equinox Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 8% 9/8/24 (a)(b)(c)	115,000	102,422
Tranche B-1, term loan 3 month U.S. LIBOR + 3.000% 4% 3/8/24 (a)(b)(c)	604,064	572,502
Excel Fitness Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 10/7/25 (a)(b)(c)	284,275	281,432
Herschend Entertainment Co. LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 8/18/28 (a)(b)(c)	144,638	144,215
Lids Holdings, Inc. 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 5.500% 6.5% 12/3/26 (a)(b)(c)	365,000	357,700
MajorDrive Holdings IV LLC 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 5/12/28 (a)(b)(c)	228,850	228,564
PlayPower, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.7179% 5/10/26 (a)(b)(c)	225,889	220,619
SeaWorld Parks & Entertainment, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5% 8/25/28 (a)(b)(c)	224,438	223,315
Seminole Tribe of Florida Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.8543% 7/6/24 (a)(b)(c)	381,269	380,587
SP PF Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.6043% 12/21/25 (a)(b)(c)	224,188	217,043
United PF Holdings LLC:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.2238% 12/30/26 (a)(b)(c)	472,780	455,349
2LN, term loan 3 month U.S. LIBOR + 8.500% 8.7238% 12/30/27 (a)(b)(c)(d)	100,000	93,000
Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.500% 9.5% 12/30/26 (a)(b)(c)(d)	83,938	83,728

TOTAL LEISURE		5,850,419

Metals/Mining - 0.0%
American Rock Salt Co. LLC 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.75% 6/4/28 (a)(b)(c)	99,064	98,692
Paper - 0.2%
Ahlstrom-Munksjo OYJ 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 2/4/28 (a)(b)(c)	267,980	267,980
Journey Personal Care Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 3/1/28 (a)(b)(c)	139,649	139,475
Neenah, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 4/6/28 (a)(b)(c)	168,404	168,404

TOTAL PAPER		575,859

Publishing/Printing - 0.8%
Cengage Learning, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 5.75% 7/14/26 (a)(b)(c)	234,413	234,827
Harland Clarke Holdings Corp.:
1LN, term loan 1 month U.S. LIBOR + 7.750% 8.75% 6/16/26 (a)(b)(c)	364,022	329,440
Tranche B 7LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 11/3/23 (a)(b)(c)	44,190	40,848
Learning Care Group (U.S.) No 2, Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.250% 4.25% 3/13/25 (a)(b)(c)	261,498	256,007
3 month U.S. LIBOR + 8.500% 9.5% 3/13/25 (a)(b)(c)	206,850	206,333
Recorded Books, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1046% 8/29/25 (a)(b)(c)	325,000	324,418
RLG Holdings LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 5% 7/8/28 (a)(b)(c)	163,586	163,075
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 4.250% 5.525% 7/8/28 (a)(b)(c)	41,414	41,285
Scripps (E.W.) Co.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 1/7/28 (a)(b)(c)	225,113	224,800
Tranche B, term loan 3 month U.S. LIBOR + 2.000% 2.1043% 10/2/24 (a)(b)(c)	239,375	238,597

TOTAL PUBLISHING/PRINTING		2,059,630

Railroad - 0.7%
AIT Worldwide Logistics Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 4/6/28 (a)(b)(c)	354,113	353,379
Echo Global Logistics, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 11/23/28 (a)(b)(c)	210,000	208,950
Einstein Merger Sub, Inc. 2LN, term loan 3 month U.S. LIBOR + 7.250% 7.3535% 10/25/28 (a)(b)(c)(d)	175,000	174,125
First Student Bidco, Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5% 7/21/28 (a)(b)(c)	310,417	308,995
Tranche C 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5% 7/21/28 (a)(b)(c)	114,583	114,059
Genesee & Wyoming, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.2238% 12/30/26 (a)(b)(c)	324,225	322,011
Worldwide Express, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.250% 5% 7/22/28 (a)(b)(c)	320,000	320,666

TOTAL RAILROAD		1,802,185

Restaurants - 0.9%
Burger King Worldwide, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8543% 11/19/26 (a)(b)(c)	490,000	482,650
Flynn Restaurant Group LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 11/22/28 (a)(b)(c)	130,000	128,245
Pacific Bells LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 5% 10/20/28 (a)(b)(c)	173,196	172,330
Tranche B-DD 1LN, term loan 1 month U.S. LIBOR + 4.500% 10/12/28 (b)(c)(f)	1,804	1,795
PFC Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 6.3543% 3/1/26 (a)(b)(c)	364,688	360,585
Whatabrands LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 7/21/28 (a)(b)(c)	1,115,000	1,109,927

TOTAL RESTAURANTS		2,255,532

Services - 7.9%
ABG Intermediate Holdings 2 LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 9/27/24 (a)(b)(c)	246,618	245,474
Tranche B 2LN, term loan 3 month U.S. LIBOR + 6.000% 6.5% 12/10/29 (a)(b)(c)	180,000	180,000
Tranche B1 LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 12/21/28 (b)(c)(e)	102,687	102,173
Tranche B2 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 1/31/29 (b)(c)(e)	654,627	651,354
Tranche B3 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.500% 12/21/28 (b)(c)(e)	102,687	102,173
Adtalem Global Education, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.25% 8/12/28 (a)(b)(c)	455,000	455,664
AEA International Holdings Luxembourg SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.25% 9/7/28 (a)(b)(c)	160,000	160,000
All-Star Bidco AB:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 11/16/28 (b)(c)(e)	135,000	135,169
Tranche B1 1LN, term loan 1 month U.S. LIBOR + 3.500% 7/21/28 (b)(c)(e)	230,000	229,209
Allied Universal Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 5/14/28 (a)(b)(c)	578,550	576,022
APX Group, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.0008% 7/9/28 (a)(b)(c)	455,000	453,735
Aramark Services, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8513% 3/11/25 (a)(b)(c)	699,497	690,096
Tranche B-4 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8513% 1/15/27 (a)(b)(c)	116,563	114,756
Ascend Learning LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 11/18/28 (b)(c)(e)	745,000	743,294
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/21/24 (a)(b)(c)	926,356	904,614
Cast & Crew Payroll LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.750% 12/30/28 (b)(c)(e)	185,000	184,885
3 month U.S. LIBOR + 3.500% 3.6043% 2/7/26 (a)(b)(c)	535,741	534,975
CHG Healthcare Services, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 9/30/28 (a)(b)(c)	214,463	214,248
CoreCivic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/18/24 (a)(b)(c)	167,375	165,981
CoreLogic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 6/2/28 (a)(b)(c)	763,088	761,561
EAB Global, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 8/16/28 (a)(b)(c)	210,000	208,643
EmployBridge LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 5.5% 7/19/28 (a)(b)(c)	548,625	543,413
Ensemble RCM LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8786% 8/1/26 (a)(b)(c)	366,563	365,950
Filtration Group Corp.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 10/19/28 (a)(b)(c)	264,338	263,732
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1043% 3/29/25 (a)(b)(c)	327,384	324,212
Finastra U.S.A., Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.25% 6/13/25 (a)(b)(c)	235,000	234,333
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 6/13/24 (a)(b)(c)	725,450	721,707
Flexera Software LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 3/3/28 (a)(b)(c)	171,990	171,966
Franchise Group, Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 4.750% 5.5% 3/10/26 (a)(b)(c)	322,101	321,296
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 4.750% 4.9532% 11/22/23 (a)(b)(c)(d)	460,000	457,700
Gateway Merger Sub 2021, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.250% 6% 6/25/28 (a)(b)(c)(d)	159,600	159,201
GEMS MENASA Cayman Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 7/30/26 (a)(b)(c)	266,856	267,523
Greeneden U.S. Holdings II LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 12/1/27 (a)(b)(c)	248,125	248,850
Indy U.S. Bidco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 3.8543% 3/5/28 (a)(b)(c)	203,465	203,125
Ion Trading Finance Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.9738% 3/26/28 (a)(b)(c)	796,000	797,106
KNS Acquisitions, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7% 4/21/27 (a)(b)(c)	173,906	169,993
KUEHG Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 2/21/25 (a)(b)(c)	931,276	910,677
Lakeshore Intermediate LLC 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 9/29/28 (a)(b)(c)	145,000	144,366
Maverick Purchaser Sub LLC:
Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.500% 3.6043% 1/23/27 (a)(b)(c)	462,950	455,140
3 month U.S. LIBOR + 4.750% 5.5% 1/31/27 (a)(b)(c)	74,438	74,267
Tranche B 2LN, term loan 1 month U.S. LIBOR + 8.750% 10% 1/31/28 (a)(b)(c)	290,000	291,450
McKissock LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 5.75% 6/23/28 (a)(b)(c)	199,000	197,259
Pilot Travel Centers LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 2.1043% 8/4/28 (a)(b)(c)	648,375	643,973
PowerTeam Services LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.5% 3/6/25 (a)(b)(c)	353,512	341,581
Sabert Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/10/26 (a)(b)(c)	467,413	466,539
Sabre GLBL, Inc.:
Tranche B-1 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 12/17/27 (a)(b)(c)	47,946	47,287
Tranche B-2 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 12/17/27 (a)(b)(c)	76,429	75,378
Signal Parent, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 4/1/28 (a)(b)(c)	497,500	482,575
Sotheby's Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 5% 1/15/27 (a)(b)(c)	220,083	220,083
Spin Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 3/4/28 (a)(b)(c)	930,662	932,858
SuperMoose Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.9738% 8/29/25 (a)(b)(c)	283,203	266,565
Uber Technologies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6043% 4/4/25 (a)(b)(c)	722,513	722,311

TOTAL SERVICES		19,336,442

Steel - 0.2%
JMC Steel Group, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1028% 1/24/27 (a)(b)(c)	387,566	383,620
Super Retail - 3.8%
Academy Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 4.5% 11/6/27 (a)(b)(c)	282,863	283,216
Ambience Merger Sub, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 7/24/28 (a)(b)(c)	290,000	289,855
Bass Pro Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 3/5/28 (a)(b)(c)	5,701,211	5,702,391
Empire Today LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.75% 4/1/28 (a)(b)(c)	545,000	535,463
Harbor Freight Tools U.S.A., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 3.25% 10/19/27 (a)(b)(c)	753,410	751,165
LBM Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 12/18/27 (a)(b)(c)	307,818	304,790
Red Ventures LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6043% 11/8/24 (a)(b)(c)	568,959	564,692
Rent-A-Center, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 2/17/28 (a)(b)(c)	163,239	162,729
RH Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 10/20/28 (a)(b)(c)	678,300	676,265

TOTAL SUPER RETAIL		9,270,566

Technology - 15.2%
A&V Holdings Midco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.370% 6.375% 3/10/27 (a)(b)(c)	233,105	231,357
Acuris Finance U.S., Inc. 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 2/16/28 (a)(b)(c)	145,573	145,884
Alliance Laundry Systems LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 10/8/27 (a)(b)(c)	102,825	102,777
Anastasia Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.9738% 8/10/25 (a)(b)(c)	967,500	863,252
Aptean, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3543% 4/23/26 (a)(b)(c)	278,056	276,232
Arches Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 12/4/27 (a)(b)(c)	460,350	456,612
athenahealth, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3994% 2/11/26 (a)(b)(c)	1,334,645	1,333,310
Boxer Parent Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.9738% 10/2/25 (a)(b)(c)	574,856	570,832
Camelot Finance SA:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4% 10/31/26 (a)(b)(c)	742,500	741,342
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1043% 10/31/26 (a)(b)(c)	705,897	700,454
Ceridian HCM Holding, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.5765% 4/30/25 (a)(b)(c)	419,360	414,383
CMC Materials, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.125% 11/15/25 (a)(b)(c)	184,043	183,813
CMI Marketing, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 3/23/28 (a)(b)(c)(d)	174,125	175,213
CommScope, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3543% 4/4/26 (a)(b)(c)	785,461	774,496
ConnectWise LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 9/30/28 (a)(b)(c)	690,000	687,661
Constant Contact, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 2/10/28 (a)(b)(c)	308,778	308,392
Cvent, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8543% 11/29/24 (a)(b)(c)	276,390	275,785
DCert Buyer, Inc.:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1043% 10/16/26 (a)(b)(c)	953,185	950,698
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 7.1043% 2/19/29 (a)(b)(c)	250,000	250,000
DG Investment Intermediate Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 3/31/29 (a)(b)(c)	60,000	59,850
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 3/31/28 (a)(b)(c)	263,684	263,354
ECL Entertainment LLC 1LN, term loan 3 month U.S. LIBOR + 7.500% 8.25% 4/30/28 (a)(b)(c)	199,000	201,985
Emerald TopCo, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6285% 7/25/26 (a)(b)(c)	482,601	480,038
EP Purchaser LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 10/28/28 (a)(b)(c)	175,000	174,956
Epicor Software Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 7/31/27 (a)(b)(c)	589,644	588,830
EXC Holdings III Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 12/2/24 (a)(b)(c)	153,600	153,984
Global IID Parent LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 5% 12/10/28 (a)(b)(c)	160,000	158,600
Go Daddy Operating Co. LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1043% 8/10/27 (a)(b)(c)	123,125	122,028
Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.8543% 2/15/24 (a)(b)(c)	471,911	468,636
Grab Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 1/29/26 (a)(b)(c)	178,650	178,873
Hunter U.S. Bidco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 8/19/28 (a)(b)(c)	221,156	221,019
Hyland Software, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 7/1/24 (a)(b)(c)	395,508	396,695
Icon Luxembourg Sarl Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 2.75% 7/1/28 (a)(b)(c)	1,238,296	1,237,776
II-VI, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 12/8/28 (b)(c)(e)	1,090,000	1,087,275
Imprivata, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 12/1/27 (a)(b)(c)	287,825	287,287
Informatica LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 2.875% 10/29/28 (a)(b)(c)	340,000	338,484
Loyalty Ventures, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 5% 11/3/27 (a)(b)(c)	80,000	79,466
MA FinanceCo. LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/5/25 (a)(b)(c)	145,313	147,220
Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.750% 2.8543% 6/21/24 (a)(b)(c)	268,776	266,258
Madison Safety & Flow LLC:
2LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 6.750% 12/14/29 (b)(c)(e)	110,000	110,000
Tranche B 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 3.750% 12/14/28 (b)(c)(e)	245,000	244,770
McAfee LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8519% 9/29/24 (a)(b)(c)	694,358	694,747
MH Sub I LLC:
1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 9/15/24 (a)(b)(c)	632,092	632,750
Tranche B 2LN, term loan 3 month U.S. LIBOR + 6.250% 6.3519% 2/23/29 (a)(b)(c)	50,000	50,229
Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.6043% 9/15/24 (a)(b)(c)	494,289	491,447
MKS Instruments, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 10/22/28 (b)(c)(e)	850,000	847,663
Motus Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 11/2/28 (a)(b)(c)	135,000	134,579
NAVEX TopCo, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.36% 9/5/25 (a)(b)(c)	157,844	156,631
Osmosis Debt Merger Sub, Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.5% 7/30/28 (a)(b)(c)	195,000	195,138
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 4.000% 7/30/28 (b)(c)(e)	20,000	20,014
Park Place Technologies LLC 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 11/10/27 (a)(b)(c)	666,806	664,306
Peraton Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 2/1/28 (a)(b)(c)	2,384,027	2,383,169
PointClickCare Technologies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 12/29/27 (a)(b)(c)	143,913	143,312
Polaris Newco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.5% 6/2/28 (a)(b)(c)	887,775	886,940
Project Boost Purchaser LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 5/30/26 (a)(b)(c)	174,125	173,980
Proofpoint, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 8/31/28 (a)(b)(c)	870,000	865,720
Rackspace Technology Global, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.5% 2/15/28 (a)(b)(c)	747,136	740,957
RealPage, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 4/22/28 (a)(b)(c)	733,163	730,530
Red Planet Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 9/30/28 (a)(b)(c)	344,138	341,901
Renaissance Holding Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3543% 5/31/25 (a)(b)(c)	452,685	447,995
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 7.1043% 5/31/26 (a)(b)(c)	115,000	115,162
Seattle Spinco, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.750% 2.8543% 6/21/24 (a)(b)(c)	1,702,273	1,686,323
Sophia LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 3.7238% 10/7/27 (a)(b)(c)	574,211	573,780
SS&C Technologies, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8543% 4/16/25 (a)(b)(c)	242,978	240,033
Tranche B 4LN, term loan 3 month U.S. LIBOR + 1.750% 1.8543% 4/16/25 (a)(b)(c)	197,243	194,852
Tranche B 5LN, term loan 3 month U.S. LIBOR + 1.750% 1.8543% 4/16/25 (a)(b)(c)	853,097	843,321
STG-Fairway Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8543% 1/31/27 (a)(b)(c)	180,416	179,514
Sybil Software LLC. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.2238% 3/22/28 (a)(b)(c)	187,688	187,042
Tempo Acquisition LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 10/31/26 (a)(b)(c)	251,805	252,041
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.8543% 5/1/24 (a)(b)(c)	40,175	40,145
TTM Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.5993% 9/28/24 (a)(b)(c)	318,685	318,023
UKG, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8543% 5/4/26 (a)(b)(c)	801,550	798,544
Ultimate Software Group, Inc.:
1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 5/3/26 (a)(b)(c)	950,418	944,773
2LN, term loan 1 month U.S. LIBOR + 5.250% 5.75% 5/3/27 (a)(b)(c)	600,000	601,128
UST Holdings Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 11/19/28 (a)(b)(c)	230,000	228,850
Verscend Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1043% 8/27/25 (a)(b)(c)	124,375	124,220
VFH Parent LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1019% 3/1/26 (a)(b)(c)	205,737	205,080
Virgin Pulse, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.250% 8% 4/6/29 (a)(b)(c)	115,000	113,563
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 4/6/28 (a)(b)(c)	179,550	177,081
VM Consolidated, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.6041% 3/27/28 (a)(b)(c)	491,480	489,843
VS Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1043% 2/28/27 (a)(b)(c)	255,450	254,065
Weber-Stephen Products LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 10/30/27 (a)(b)(c)	207,550	207,722
WEX, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3543% 4/1/28 (a)(b)(c)	168,725	167,670
Xperi Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 3.6043% 6/8/28 (a)(b)(c)	311,669	310,812
Zelis Payments Buyer, Inc.:
Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 3.5993% 9/30/26 (a)(b)(c)	234,076	232,760
3 month U.S. LIBOR + 3.500% 3.5993% 9/30/26 (a)(b)(c)	122,512	121,576
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 3.500% 9/30/26 (b)(c)(f)	85,333	84,854

TOTAL TECHNOLOGY		37,004,662

Telecommunications - 5.7%
Altice Financing SA Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.8738% 7/15/25 (a)(b)(c)	477,799	471,316
Altice France SA:
Tranche B 11LN, term loan 3 month U.S. LIBOR + 2.750% 2.8786% 7/31/25 (a)(b)(c)	563,282	552,253
Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.680% 3.8113% 1/31/26 (a)(b)(c)	482,412	477,709
Tranche B 13LN, term loan 3 month U.S. LIBOR + 4.000% 4.1178% 8/14/26 (a)(b)(c)	121,250	120,523
Blucora, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 5/22/24 (a)(b)(c)	69,976	69,801
Cablevision Lightpath LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 11/30/27 (a)(b)(c)	128,115	127,794
Connect U.S. Finco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 12/12/26 (a)(b)(c)	245,625	245,492
Consolidated Communications, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 10/2/27 (a)(b)(c)	160,651	160,275
Crown Subsea Communications Holding, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 5.5% 4/27/27 (a)(b)(c)	140,240	140,707
Frontier Communications Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 10/8/27 (a)(b)(c)	898,411	896,615
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 7% 5/31/25 (a)(b)(c)	366,129	325,932
Intelsat Jackson Holdings SA:
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 8% 11/27/23 (a)(b)(c)	1,685,000	1,680,080
Tranche B-4, term loan 3 month U.S. LIBOR + 5.500% 8.75% 1/2/24 (a)(b)(c)	200,000	199,468
Tranche B-5, term loan 8.625% 1/2/24 (c)	1,635,000	1,631,681
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.3917% 7/13/22 (a)(b)(c)(f)	1,295,334	1,293,313
Iridium Satellite LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3.25% 11/4/26 (a)(b)(c)	344,868	344,561
Level 3 Financing, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8543% 3/1/27 (a)(b)(c)	317,652	313,284
Lumen Technologies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3543% 3/15/27 (a)(b)(c)	108,070	106,750
Northwest Fiber LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8546% 4/30/27 (a)(b)(c)	641,101	638,216
Radiate Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 4% 9/25/26 (a)(b)(c)	1,250,000	1,244,925
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.86% 4/11/25 (a)(b)(c)	332,239	328,296
Securus Technologies Holdings Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 5.5% 11/1/24 (a)(b)(c)	483,257	469,262
3 month U.S. LIBOR + 8.250% 9.25% 11/1/25 (a)(b)(c)	685,000	647,839
Windstream Services LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7.25% 9/21/27 (a)(b)(c)	339,851	340,381
Zayo Group Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.1043% 3/9/27 (a)(b)(c)	1,183,133	1,166,368

TOTAL TELECOMMUNICATIONS		13,992,841

Textiles/Apparel - 0.7%
Birkenstock GmbH & Co. KG Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 4/28/28 (a)(b)(c)	402,975	401,464
Byju's Alpha, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.500% 6.25% 11/24/26 (a)(b)(c)	470,000	474,503
Jo-Ann Stores LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 5.5% 7/7/28 (a)(b)(c)	174,563	172,490
Samsonite IP Holdings SARL Tranche B2 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 4/25/25 (a)(b)(c)	148,502	147,543
Tory Burch LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 4/14/28 (a)(b)(c)	283,575	282,866
Victoria's Secret & Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 8/2/28 (a)(b)(c)	194,513	193,906

TOTAL TEXTILES/APPAREL		1,672,772

Transportation Ex Air/Rail - 0.1%
ASP LS Acquisition Corp. 2LN, term loan 1 month U.S. LIBOR + 7.500% 8.25% 5/7/29 (a)(b)(c)	230,000	231,007
Utilities - 1.9%
Brookfield WEC Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.25% 8/1/25 (a)(b)(c)	1,157,890	1,148,117
ExGen Renewables IV, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.5% 12/15/27 (a)(b)(c)	180,837	180,582
Granite Generation LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 11/1/26 (a)(b)(c)	340,634	335,269
Limetree Bay Terminals LLC term loan 3 month U.S. LIBOR + 4.000% 5% 2/15/24 (a)(b)(c)	187,055	166,394
LMBE-MC HoldCo II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 12/3/25 (a)(b)(c)	1,164	1,092
Luxembourg Investment Co. 428 SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 10/22/28 (b)(c)(e)	345,000	343,275
Osmose Utilities Services, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 6/17/28 (a)(b)(c)	329,175	327,035
PG&E Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 6/23/25 (a)(b)(c)	615,625	608,238
Pike Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.11% 1/21/28 (a)(b)(c)	239,726	238,690
Vertiv Group Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.844% 3/2/27 (a)(b)(c)	736,931	731,670
Vistra Operations Co. LLC Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8551% 12/31/25 (a)(b)(c)	553,597	549,013

TOTAL UTILITIES		4,629,375

TOTAL BANK LOAN OBLIGATIONS
(Cost $215,661,392)		214,462,017

Nonconvertible Bonds - 2.7%
Aerospace - 0.2%
TransDigm, Inc.:
6.25% 3/15/26 (g)	500,000	519,688
8% 12/15/25 (g)	40,000	42,199

TOTAL AEROSPACE		561,887

Air Transportation - 0.1%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.5% 4/20/26 (g)	105,000	109,187
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.5% 10/20/25 (g)	70,000	73,571

TOTAL AIR TRANSPORTATION		182,758

Automotive & Auto Parts - 0.6%
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 6.625% 10/15/26 (a)(b)(d)(g)	1,405,000	1,464,713
Broadcasting - 0.1%
Univision Communications, Inc.:
6.625% 6/1/27 (g)	105,000	113,138
9.5% 5/1/25 (g)	115,000	122,906

TOTAL BROADCASTING		236,044

Cable/Satellite TV - 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 3 month U.S. LIBOR + 1.650% 1.7816% 2/1/24 (a)(b)	250,000	255,455
Chemicals - 0.0%
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 5% 12/31/26 (g)	5,000	4,939
Containers - 0.2%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 4.125% 8/15/26 (g)	260,000	265,850
Trivium Packaging Finance BV 5.5% 8/15/26 (g)	150,000	156,000

TOTAL CONTAINERS		421,850

Diversified Financial Services - 0.0%
Park Aerospace Holdings Ltd. 5.25% 8/15/22 (g)	7,000	7,153
Energy - 0.1%
Citgo Petroleum Corp. 7% 6/15/25 (g)	95,000	97,764
New Fortress Energy, Inc. 6.75% 9/15/25 (g)	45,000	45,450
PBF Holding Co. LLC/PBF Finance Corp. 9.25% 5/15/25 (g)	105,000	99,750

TOTAL ENERGY		242,964

Gaming - 0.2%
Golden Entertainment, Inc. 7.625% 4/15/26 (g)	145,000	151,525
Scientific Games Corp. 5% 10/15/25 (g)	200,000	205,900
VICI Properties, Inc.:
3.5% 2/15/25 (g)	30,000	30,450
4.25% 12/1/26 (g)	45,000	46,866
4.625% 12/1/29 (g)	25,000	26,606

TOTAL GAMING		461,347

Healthcare - 0.2%
Bausch Health Companies, Inc.:
5.5% 11/1/25 (g)	125,000	127,031
9% 12/15/25 (g)	180,000	189,572
Tenet Healthcare Corp. 4.625% 7/15/24	155,000	156,938

TOTAL HEALTHCARE		473,541

Hotels - 0.0%
Marriott Ownership Resorts, Inc. 6.125% 9/15/25 (g)	86,000	89,655
Leisure - 0.1%
Royal Caribbean Cruises Ltd.:
9.125% 6/15/23 (g)	25,000	26,438
10.875% 6/1/23 (g)	120,000	131,100

TOTAL LEISURE		157,538

Paper - 0.0%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 3.25% 9/1/28 (g)	80,000	79,102
Restaurants - 0.0%
CEC Entertainment LLC 6.75% 5/1/26 (g)	95,000	93,100
Services - 0.2%
Adtalem Global Education, Inc. 5.5% 3/1/28 (g)	105,000	102,638
Aramark Services, Inc. 6.375% 5/1/25 (g)	60,000	62,700
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (g)	115,000	118,040
PowerTeam Services LLC 9.033% 12/4/25 (g)	220,000	232,746

TOTAL SERVICES		516,124

Super Retail - 0.2%
EG Global Finance PLC:
6.75% 2/7/25 (g)	125,000	126,563
8.5% 10/30/25 (g)	250,000	259,063

TOTAL SUPER RETAIL		385,626

Technology - 0.1%
CommScope, Inc. 6% 3/1/26 (g)	125,000	128,750
SSL Robotics LLC 9.75% 12/31/23 (g)	88,000	94,820

TOTAL TECHNOLOGY		223,570

Telecommunications - 0.1%
Altice Financing SA 5.75% 8/15/29 (g)	225,000	222,750
Altice France SA 5.125% 1/15/29 (g)	15,000	14,625
Frontier Communications Holdings LLC 5% 5/1/28 (g)	100,000	103,000
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 4.75% 4/30/27 (g)	15,000	14,850

TOTAL TELECOMMUNICATIONS		355,225

Transportation Ex Air/Rail - 0.2%
Avolon Holdings Funding Ltd.:
5.125% 10/1/23 (g)	150,000	157,977
5.25% 5/15/24 (g)	200,000	214,559

TOTAL TRANSPORTATION EX AIR/RAIL		372,536

TOTAL NONCONVERTIBLE BONDS
(Cost $6,321,838)		6,585,127
	Shares	Value

Common Stocks - 1.1%
Capital Goods - 0.1%
TNT Crane & Rigging LLC (d)(h)	5,338	62,668
TNT Crane & Rigging LLC warrants 10/31/25 (d)(h)	1,797	5,930

TOTAL CAPITAL GOODS		68,598

Diversified Financial Services - 0.0%
ACNR Holdings, Inc. (d)(h)	1,374	58,395
Energy - 0.9%
California Resources Corp.	19,996	854,029
California Resources Corp. warrants 10/27/24 (h)	885	10,974
Chesapeake Energy Corp.	14,325	924,249
Chesapeake Energy Corp. (i)	103	6,646
Denbury, Inc. (h)	5,885	450,732

TOTAL ENERGY		2,246,630

Entertainment/Film - 0.0%
Cineworld Group PLC warrants 11/23/25 (h)	22,063	1,244
Restaurants - 0.1%
CEC Entertainment, Inc. (d)	15,069	271,242
Super Retail - 0.0%
David's Bridal, Inc. rights (d)(h)	347	0
Telecommunications - 0.0%
GTT Communications, Inc. rights (d)(h)	8,983	8,983
TOTAL COMMON STOCKS
(Cost $1,187,691)		2,655,092

Nonconvertible Preferred Stocks - 0.1%
Diversified Financial Services - 0.1%
ACNR Holdings, Inc. (d)(h)
(Cost $98,250)	786	220,080
	Principal Amount	Value

Preferred Securities - 0.1%
Banks & Thrifts - 0.1%
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 3.320% 3.4509% (a)(b)(j)	80,000	81,003
3 month U.S. LIBOR + 3.470% 3.5986% (a)(b)(j)	80,000	80,912
TOTAL PREFERRED SECURITIES
(Cost $146,935)		161,915
	Shares	Value

Fixed-Income Funds - 0.1%
Fidelity Direct Lending Fund, LP(d)(i)(k)
(Cost $286,775)	28,678	286,775

Money Market Funds - 10.6%
Fidelity Cash Central Fund 0.08% (l)
(Cost $25,933,391)	25,928,205	25,933,391
TOTAL INVESTMENT IN SECURITIES - 102.7%
(Cost $249,636,272)		250,304,397
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(6,499,241)
NET ASSETS - 100%		$243,805,156

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (d) Level 3 security

 (e) The coupon rate will be determined upon settlement of the loan after period end.

 (f) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $434,636 and $433,422, respectively.

 (g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,172,734 or 2.5% of net assets.

 (h) Non-income producing

 (i) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $293,421 or 0.1% of net assets.

 (j) Security is perpetual in nature with no stated maturity date.

 (k) Affiliated Fund

 (l) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Chesapeake Energy Corp.	2/10/21	$975
Fidelity Direct Lending Fund, LP	12/9/21 - 12/31/21	$286,775

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$10,580,936	$87,355,561	$72,003,045	$12,910	$(61)	$--	$25,933,391	0.0%
Total	$10,580,936	$87,355,561	$72,003,045	$12,910	$(61)	$--	$25,933,391

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an underlying Fund changes its name, the name presented below is the name in effect at period end.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Direct Lending Fund, LP	$--	$286,775	$--	$--	$--	$--	$286,775
Total	$--	$286,775	$--	$--	$--	$--	$286,775

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,244	$--	$1,244	$--
Consumer Discretionary	271,242	--	--	271,242
Energy	2,246,630	2,246,630	--	--
Financials	278,475	--	--	278,475
Industrials	68,598	--	--	68,598
Information Technology	8,983	--	--	8,983
Bank Loan Obligations	214,462,017	--	211,803,375	2,658,642
Corporate Bonds	6,585,127	--	5,120,414	1,464,713
Preferred Securities	161,915	--	161,915	--
Fixed-Income Funds	286,775	--	--	286,775
Money Market Funds	25,933,391	25,933,391	--	--
Total Investments in Securities:	$250,304,397	$28,180,021	$217,086,948	$5,037,428

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Bank Loan Obligations
Beginning Balance	$1,177,148
Net Realized Gain (Loss) on Investment Securities	(1,477,326)
Net Unrealized Gain (Loss) on Investment Securities	1,515,807
Cost of Purchases	2,336,876
Proceeds of Sales	(878,438)
Amortization/Accretion	(15,425)
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$2,658,642
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2021	$5,087
Other Investments in Securities
Beginning Balance	$214,667
Net Realized Gain (Loss) on Investment Securities	(1,019)
Net Unrealized Gain (Loss) on Investment Securities	481,459
Cost of Purchases	1,682,946
Proceeds of Sales	(344)
Amortization/Accretion	1,077
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$2,378,786
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2021	$480,096

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.2%
Luxembourg	5.5%
Canada	1.2%
Others (Individually Less Than 1%)	4.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $223,416,106)	$224,084,231
Fidelity Central Funds (cost $25,933,391)	25,933,391
Other affiliated issuers (cost $286,775)	286,775
Total Investment in Securities (cost $249,636,272)		$250,304,397
Cash		323,507
Receivable for investments sold		2,125,611
Receivable for fund shares sold		1,524,466
Dividends receivable		80
Interest receivable		799,035
Distributions receivable from Fidelity Central Funds		743
Prepaid expenses		195
Other receivables		494
Total assets		255,078,528
Liabilities
Payable for investments purchased	$11,041,297
Payable for fund shares redeemed	561
Accrued management fee	108,549
Other affiliated payables	29,780
Other payables and accrued expenses	93,185
Total liabilities		11,273,372
Net Assets		$243,805,156
Net Assets consist of:
Paid in capital		$258,501,377
Total accumulated earnings (loss)		(14,696,221)
Net Assets		$243,805,156
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($9,840,096 ÷ 994,173 shares)		$9.90
Investor Class:
Net Asset Value, offering price and redemption price per share ($233,965,060 ÷ 23,655,556 shares)		$9.89

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Dividends		$27,025
Interest		8,025,382
Income from Fidelity Central Funds		12,910
Total income		8,065,317
Expenses
Management fee	$1,106,242
Transfer agent fees	203,349
Accounting fees and expenses	99,493
Custodian fees and expenses	47,792
Independent trustees' fees and expenses	678
Audit	70,994
Legal	952
Miscellaneous	959
Total expenses before reductions	1,530,459
Expense reductions	(1,975)
Total expenses after reductions		1,528,484
Net investment income (loss)		6,536,833
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,585,065)
Fidelity Central Funds	(61)
Foreign currency transactions	(41)
Total net realized gain (loss)		(2,585,167)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	5,759,019
Assets and liabilities in foreign currencies	202
Total change in net unrealized appreciation (depreciation)		5,759,221
Net gain (loss)		3,174,054
Net increase (decrease) in net assets resulting from operations		$9,710,887

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,536,833	$7,255,162
Net realized gain (loss)	(2,585,167)	(10,101,006)
Change in net unrealized appreciation (depreciation)	5,759,221	(2,145,391)
Net increase (decrease) in net assets resulting from operations	9,710,887	(4,991,235)
Distributions to shareholders	(5,835,875)	(8,416,335)
Share transactions - net increase (decrease)	71,311,989	(83,976,072)
Total increase (decrease) in net assets	75,187,001	(97,383,642)
Net Assets
Beginning of period	168,618,155	266,001,797
End of period	$243,805,156	$168,618,155

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Floating Rate High Income Portfolio Initial Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$9.66	$9.85	$9.55	$9.93	$9.86
Income from Investment Operations
Net investment income (loss)A	.323	.376	.505	.438	.402
Net realized and unrealized gain (loss)	.177	(.104)	.325	(.452)	(.027)
Total from investment operations	.500	.272	.830	(.014)	.375
Distributions from net investment income	(.260)	(.462)	(.530)	(.366)	(.305)
Total distributions	(.260)	(.462)	(.530)	(.366)	(.305)
Net asset value, end of period	$9.90	$9.66	$9.85	$9.55	$9.93
Total ReturnB,C	5.21%	2.82%	8.79%	(.16)%	3.81%
Ratios to Average Net AssetsD,E
Expenses before reductions	.72%	.73%	.71%	.71%	.73%
Expenses net of fee waivers, if any	.72%	.73%	.71%	.71%	.73%
Expenses net of all reductions	.72%	.73%	.70%	.71%	.72%
Net investment income (loss)	3.26%	3.95%	5.06%	4.37%	4.01%
Supplemental Data
Net assets, end of period (000 omitted)	$9,840	$7,689	$12,292	$12,905	$6,602
Portfolio turnover rateF	37%	40%	29%	45%	68%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Floating Rate High Income Portfolio Investor Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$9.66	$9.85	$9.54	$9.93	$9.86
Income from Investment Operations
Net investment income (loss)A	.319	.373	.502	.434	.398
Net realized and unrealized gain (loss)	.169	(.105)	.335	(.461)	(.025)
Total from investment operations	.488	.268	.837	(.027)	.373
Distributions from net investment income	(.258)	(.458)	(.527)	(.363)	(.303)
Total distributions	(.258)	(.458)	(.527)	(.363)	(.303)
Net asset value, end of period	$9.89	$9.66	$9.85	$9.54	$9.93
Total ReturnB,C	5.08%	2.78%	8.88%	(.30)%	3.79%
Ratios to Average Net AssetsD,E
Expenses before reductions	.76%	.76%	.74%	.74%	.76%
Expenses net of fee waivers, if any	.76%	.76%	.74%	.74%	.76%
Expenses net of all reductions	.76%	.76%	.74%	.74%	.76%
Net investment income (loss)	3.23%	3.91%	5.03%	4.33%	3.97%
Supplemental Data
Net assets, end of period (000 omitted)	$233,965	$160,929	$253,710	$253,242	$180,482
Portfolio turnover rateF	37%	40%	29%	45%	68%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

VIP Floating Rate High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Investment in Fidelity Direct Lending Fund, LP.

The Fund invests in Fidelity Direct Lending Fund, LP, which is a limited partnership available only to certain investment companies managed by the investment adviser and its affiliates. The Fund's limited partnership interest is not registered under the Securities Act of 1933, and is subject to substantial restrictions on transfer. The Fund has no redemption rights under the partnership agreement. There will be no trading market for the partnership interest, and the Fund most likely will hold its shares until Fidelity Direct Lending Fund, LP converts by operation of law to a Delaware corporation, trust, or other limited liability entity and (i) registers as a closed-end management investment company under the 1940 Act or (ii) elects to be treated as a business development company under the 1940 Act.

Based on its investment objective, Fidelity Direct Lending Fund, LP may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Direct Lending Fund, LP and thus a decline in the value of the Fund. The Fidelity Direct Lending Fund, LP intends to invest primarily in direct loans made to private U.S. companies, specifically small- and middle-market companies.

The Schedule of Investments lists Fidelity Direct Lending Fund, LP as an investment as of period end, but does not include the underlying holdings of Fidelity Direct Lending Fund, LP. Fidelity Direct Lending Fund, LP represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Direct Lending Fund, LP, which commenced operations on December 8, 2021. The annual expense ratio for Fidelity Direct Lending Fund, LP is estimated to be a maximum of .20%.

4. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Direct Lending Fund, LP is valued using NAV as a practical expedient in accordance with the specialized accounting guidance for investment companies and is categorized as Level 3 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$627,298	Market comparable	Enterprise Value/EBITDA multiple (EV/EBITDA)	8.5	Increase
			Strike price	$31.17	Decrease
		Recovery value	Recovery value	0.0% - 1.0% / 1.0%	Increase
		Indicative market price	Evaluated bid	$18.00 - $280.00 / $125.49	Increase
Corporate Bonds	$1,464,713	Indicative market price	Evaluated bid	$104.25	Increase
Bank Loan Obligations	$2,658,642	Market approach	Transaction price	$97.50	Increase
			Parity price	$96.00	Increase
		Indicative market price	Evaluated bid	$93.00 - $101.75 / $99.19	Increase
Fixed-Income Funds	$286,775	Market approach	Net asset value	$9.89	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,674,830
Gross unrealized depreciation	(2,641,755)
Net unrealized appreciation (depreciation)	$1,033,075
Tax Cost	$249,271,322

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,121,063
Capital loss carryforward	$(16,850,360)
Net unrealized appreciation (depreciation) on securities and other investments	$1,033,075

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,171,387)
Long-term	(13,678,973)
Total capital loss carryforward	$(16,850,360)

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$5,835,875	$ 8,416,335

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount
VIP Floating Rate High Income Portfolio	Fidelity Direct Lending Fund, LP	$1,813,225

New Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management does not expect the adoption of ASU 2020-04 to have a material impact on the Fund's financial statements.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Floating Rate High Income Portfolio	132,254,746	70,281,425

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$5,835.07
Investor Class	197,514.10
	$203,349

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Floating Rate High Income Portfolio	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Floating Rate High Income Portfolio	$40

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Floating Rate High Income Portfolio	–	57,665	30,354

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Floating Rate High Income Portfolio	$335

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $178.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,797.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
VIP Floating Rate High Income Portfolio
Distributions to shareholders
Initial Class	$234,771	$390,895
Investor Class	5,601,104	8,025,440
Total	$5,835,875	$8,416,335

10. Share Transactions.

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
VIP Floating Rate High Income Portfolio
Initial Class
Shares sold	580,666	250,158	$5,724,796	$2,383,482
Reinvestment of distributions	23,903	40,656	234,771	390,895
Shares redeemed	(406,209)	(742,517)	(3,998,861)	(6,787,110)
Net increase (decrease)	198,360	(451,703)	$1,960,706	$(4,012,733)
Investor Class
Shares sold	8,388,256	1,995,709	$83,272,934	$19,338,394
Reinvestment of distributions	570,003	835,197	5,599,077	8,021,841
Shares redeemed	(1,968,012)	(11,929,851)	(19,520,728)	(107,323,574)
Net increase (decrease)	6,990,247	(9,098,945)	$69,351,283	$(79,963,339)

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
VIP Floating Rate High Income Portfolio	100%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP Floating Rate High Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Floating Rate High Income Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 15, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
VIP Floating Rate High Income Portfolio
Initial Class	.73%
Actual		$1,000.00	$1,017.90	$3.71
Hypothetical-C		$1,000.00	$1,021.53	$3.72
Investor Class	.76%
Actual		$1,000.00	$1,017.60	$3.86
Hypothetical-C		$1,000.00	$1,021.37	$3.87

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates $20,194,436 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

VIPFHI-ANN-0322
1.9859331.107

Fidelity® Variable Insurance Products:

Stock Selector All Cap Portfolio

Annual Report

December 31, 2021

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Five Stocks as of December 31, 2021

% of fund's net assets
Microsoft Corp.	6.8
Apple, Inc.	6.5
Alphabet, Inc. Class A	4.4
Amazon.com, Inc.	3.1
Meta Platforms, Inc. Class A	2.0
22.8

Top Five Market Sectors as of December 31, 2021

% of fund's net assets
Information Technology	26.6
Health Care	12.8
Consumer Discretionary	12.0
Financials	11.0
Communication Services	9.8

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
Stocks and Equity Futures	98.8%
Short-Term Investments and Net Other Assets (Liabilities)	1.2%

 * Foreign investments - 7.1%

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
COMMUNICATION SERVICES - 9.8%
Diversified Telecommunication Services - 0.5%
AT&T, Inc.	240,600	$5,918,760
Deutsche Telekom AG	609,500	11,262,039
Liberty Global PLC Class C (a)	480,500	13,497,245
		30,678,044
Entertainment - 1.6%
Activision Blizzard, Inc.	199,800	13,292,694
Cinemark Holdings, Inc. (a)	217,700	3,509,324
Electronic Arts, Inc.	103,700	13,678,030
Lions Gate Entertainment Corp.:
Class A (a)	23,700	394,368
Class B (a)	165,700	2,550,123
Marcus Corp. (a)	116,500	2,080,690
Netflix, Inc. (a)	28,400	17,109,296
Sea Ltd. ADR (a)	46,700	10,447,257
Take-Two Interactive Software, Inc. (a)	11,500	2,043,780
The Walt Disney Co. (a)	164,300	25,448,427
World Wrestling Entertainment, Inc. Class A	60,500	2,985,070
Zynga, Inc. (a)	993,300	6,357,120
		99,896,179
Interactive Media & Services - 6.7%
Alphabet, Inc. Class A (a)	92,100	266,817,384
Angi, Inc. (a)	262,400	2,416,704
IAC (a)	4,000	522,840
Meta Platforms, Inc. Class A (a)	357,400	120,211,490
Snap, Inc. Class A (a)	254,200	11,955,026
Twitter, Inc. (a)	49,800	2,152,356
Vimeo, Inc. (a)	14,700	264,012
Zoominfo Technologies, Inc. (a)	63,100	4,051,020
		408,390,832
Media - 0.6%
Advantage Solutions, Inc. Class A (a)	298,840	2,396,697
Altice U.S.A., Inc. Class A (a)	79,600	1,287,928
Comcast Corp. Class A	486,100	24,465,413
DISH Network Corp. Class A (a)	20,500	665,020
News Corp. Class A	204,800	4,569,088
S4 Capital PLC (a)	195,900	1,690,900
TechTarget, Inc. (a)	7,400	707,884
		35,782,930
Wireless Telecommunication Services - 0.4%
T-Mobile U.S., Inc. (a)	208,400	24,170,232

TOTAL COMMUNICATION SERVICES		598,918,217

CONSUMER DISCRETIONARY - 12.0%
Auto Components - 0.0%
Adient PLC (a)	45,700	2,188,116
Automobiles - 1.3%
Ferrari NV	12,800	3,312,896
Rivian Automotive, Inc.	10,100	1,047,269
Tesla, Inc. (a)	69,200	73,129,176
		77,489,341
Hotels, Restaurants & Leisure - 2.1%
Airbnb, Inc. Class A	31,500	5,244,435
ARAMARK Holdings Corp.	165,000	6,080,250
Booking Holdings, Inc. (a)	9,600	23,032,608
Brinker International, Inc. (a)	27,900	1,020,861
Caesars Entertainment, Inc. (a)	133,900	12,523,667
Chipotle Mexican Grill, Inc. (a)	2,800	4,895,100
Churchill Downs, Inc.	30,600	7,371,540
Compass Group PLC	74,900	1,686,275
Domino's Pizza, Inc.	4,900	2,765,217
Flutter Entertainment PLC (a)	38,500	6,159,207
Hilton Worldwide Holdings, Inc. (a)	107,400	16,753,326
Lindblad Expeditions Holdings (a)	105,600	1,647,360
Marriott International, Inc. Class A (a)	92,700	15,317,748
McDonald's Corp.	10,200	2,734,314
Noodles & Co. (a)	226,700	2,056,169
Penn National Gaming, Inc. (a)	80,800	4,189,480
Planet Fitness, Inc. (a)	36,300	3,288,054
Restaurant Brands International, Inc.	44,600	2,704,312
Ruth's Hospitality Group, Inc. (a)	55,796	1,110,340
Starbucks Corp.	49,600	5,801,712
Vail Resorts, Inc.	9,200	3,016,680
Wingstop, Inc.	3,500	604,800
		130,003,455
Household Durables - 0.3%
D.R. Horton, Inc.	52,000	5,639,400
Lennar Corp. Class A	61,000	7,085,760
Tempur Sealy International, Inc.	60,000	2,821,800
Tupperware Brands Corp. (a)	29,400	449,526
		15,996,486
Internet & Direct Marketing Retail - 3.3%
Amazon.com, Inc. (a)	55,700	185,722,738
eBay, Inc.	138,500	9,210,250
Farfetch Ltd. Class A (a)	47,800	1,597,954
Global-e Online Ltd. (a)	34,900	2,212,311
The RealReal, Inc. (a)	173,100	2,009,691
Wayfair LLC Class A (a)	8,400	1,595,748
		202,348,692
Multiline Retail - 0.5%
B&M European Value Retail SA	118,700	1,022,433
Dollar General Corp.	46,200	10,895,346
Dollar Tree, Inc. (a)	41,900	5,887,788
Kohl's Corp.	51,100	2,523,829
Nordstrom, Inc. (a)	81,600	1,845,792
Ollie's Bargain Outlet Holdings, Inc. (a)	60,900	3,117,471
Target Corp.	30,500	7,058,920
		32,351,579
Specialty Retail - 2.4%
Academy Sports & Outdoors, Inc. (a)	41,500	1,821,850
American Eagle Outfitters, Inc.	283,900	7,188,348
Aritzia, Inc. (a)	38,200	1,580,908
Bath & Body Works, Inc.	53,200	3,712,828
Burlington Stores, Inc. (a)	60,700	17,694,657
Carvana Co. Class A (a)	19,700	4,566,263
Dick's Sporting Goods, Inc.	23,900	2,748,261
Five Below, Inc. (a)	26,700	5,523,963
Floor & Decor Holdings, Inc. Class A (a)	53,800	6,994,538
Lowe's Companies, Inc.	95,700	24,736,536
Ross Stores, Inc.	83,800	9,576,664
Sally Beauty Holdings, Inc. (a)	61,700	1,138,982
The Home Depot, Inc.	91,500	37,973,415
TJX Companies, Inc.	173,000	13,134,160
Torrid Holdings, Inc.	91,900	907,972
Victoria's Secret & Co. (a)	80,600	4,476,524
Warby Parker, Inc. (a)	50,000	2,328,000
		146,103,869
Textiles, Apparel & Luxury Goods - 2.1%
adidas AG	11,900	3,426,550
Canada Goose Holdings, Inc. (a)	21,500	796,806
Capri Holdings Ltd. (a)	423,700	27,502,367
Crocs, Inc. (a)	10,500	1,346,310
Deckers Outdoor Corp. (a)	24,200	8,864,702
Kontoor Brands, Inc.	67,800	3,474,750
Levi Strauss & Co. Class A	125,300	3,136,259
lululemon athletica, Inc. (a)	26,500	10,373,425
LVMH Moet Hennessy Louis Vuitton SE	4,400	3,636,309
NIKE, Inc. Class B	164,900	27,483,883
On Holding AG	9,100	344,071
PVH Corp.	149,800	15,976,170
Ralph Lauren Corp.	33,200	3,946,152
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	22,000	954,800
Tapestry, Inc.	385,500	15,651,300
		126,913,854

TOTAL CONSUMER DISCRETIONARY		733,395,392

CONSUMER STAPLES - 5.6%
Beverages - 1.7%
Boston Beer Co., Inc. Class A (a)	9,400	4,747,940
Constellation Brands, Inc. Class A (sub. vtg.)	32,800	8,231,816
Keurig Dr. Pepper, Inc.	259,100	9,550,426
Molson Coors Beverage Co. Class B	15,700	727,695
Monster Beverage Corp. (a)	155,900	14,972,636
PepsiCo, Inc.	55,700	9,675,647
The Coca-Cola Co.	933,000	55,242,930
		103,149,090
Food & Staples Retailing - 0.6%
BJ's Wholesale Club Holdings, Inc. (a)	2,100	140,637
Costco Wholesale Corp.	4,300	2,441,110
Grocery Outlet Holding Corp. (a)	38,500	1,088,780
Performance Food Group Co. (a)	153,500	7,044,115
Sysco Corp.	15,700	1,233,235
U.S. Foods Holding Corp. (a)	180,200	6,276,366
Walgreens Boots Alliance, Inc.	800	41,728
Walmart, Inc.	150,800	21,819,252
		40,085,223
Food Products - 0.9%
Archer Daniels Midland Co.	7,800	527,202
Bunge Ltd.	29,900	2,791,464
Conagra Brands, Inc.	59,900	2,045,585
Darling Ingredients, Inc. (a)	23,900	1,656,031
Freshpet, Inc. (a)	6,100	581,147
Laird Superfood, Inc. (a)	30,200	393,808
Lamb Weston Holdings, Inc.	174,800	11,078,824
Mondelez International, Inc.	334,100	22,154,171
Nomad Foods Ltd. (a)	36,700	931,813
Post Holdings, Inc. (a)	11,300	1,273,849
Sanderson Farms, Inc.	300	57,324
TreeHouse Foods, Inc. (a)	172,500	6,991,425
Tyson Foods, Inc. Class A	36,300	3,163,908
		53,646,551
Household Products - 1.4%
Energizer Holdings, Inc.	110,500	4,431,050
Kimberly-Clark Corp.	102,500	14,649,300
Procter & Gamble Co.	336,100	54,979,238
Reynolds Consumer Products, Inc.	192,858	6,055,741
The Clorox Co.	19,300	3,365,148
		83,480,477
Personal Products - 0.2%
Edgewell Personal Care Co.	900	41,139
Herbalife Nutrition Ltd. (a)	187,300	7,666,189
Shiseido Co. Ltd.	10,200	568,746
The Beauty Health Co. (a)	170,404	4,116,961
		12,393,035
Tobacco - 0.8%
Altria Group, Inc.	439,200	20,813,688
Philip Morris International, Inc.	261,500	24,842,500
RLX Technology, Inc. ADR	243,700	950,430
		46,606,618

TOTAL CONSUMER STAPLES		339,360,994

ENERGY - 2.6%
Energy Equipment & Services - 0.3%
Aspen Aerogels, Inc. (a)	15,400	766,766
Baker Hughes Co. Class A	43,300	1,041,798
Championx Corp. (a)	59,900	1,210,579
Halliburton Co.	385,000	8,804,950
Liberty Oilfield Services, Inc. Class A (a)	173,800	1,685,860
Oceaneering International, Inc. (a)	194,400	2,198,664
Schlumberger Ltd.	71,100	2,129,445
Weatherford International PLC (a)	51,700	1,433,124
		19,271,186
Oil, Gas & Consumable Fuels - 2.3%
Africa Oil Corp. (a)	1,420,500	2,010,115
Antero Resources Corp. (a)	171,400	2,999,500
Canadian Natural Resources Ltd.	343,800	14,527,143
Cheniere Energy, Inc.	13,400	1,359,028
ConocoPhillips Co.	8,600	620,748
CVR Energy, Inc.	47,100	791,751
Denbury, Inc. (a)	25,000	1,914,750
Exxon Mobil Corp.	788,400	48,242,196
Genesis Energy LP	469,300	5,026,203
Harbour Energy PLC (a)	334,500	1,614,312
Hess Corp.	202,400	14,983,672
Imperial Oil Ltd.	91,900	3,314,343
MEG Energy Corp. (a)	1,346,100	12,450,587
Murphy Oil Corp.	238,900	6,237,679
Phillips 66 Co.	143,500	10,398,010
Plains All American Pipeline LP	34,700	324,098
Range Resources Corp. (a)	99,400	1,772,302
Targa Resources Corp.	49,200	2,570,208
Tourmaline Oil Corp.	111,100	3,586,959
Valero Energy Corp.	64,300	4,829,573
		139,573,177

TOTAL ENERGY		158,844,363

FINANCIALS - 11.0%
Banks - 4.4%
Bank of America Corp.	1,372,500	61,062,525
Bank of Ireland Group PLC (a)	1,003,600	5,683,854
Citizens Financial Group, Inc.	272,300	12,866,175
Comerica, Inc.	69,500	6,046,500
JPMorgan Chase & Co.	175,100	27,727,085
M&T Bank Corp.	113,900	17,492,762
Piraeus Financial Holdings SA (a)	887,300	1,301,041
PNC Financial Services Group, Inc.	158,100	31,702,212
Signature Bank	23,500	7,601,545
Societe Generale Series A	227,700	7,825,760
Standard Chartered PLC (United Kingdom)	695,900	4,231,621
SVB Financial Group (a)	14,000	9,495,360
UniCredit SpA	338,700	5,206,278
Wells Fargo & Co.	1,344,700	64,518,706
Wintrust Financial Corp.	66,700	6,057,694
		268,819,118
Capital Markets - 3.1%
Bank of New York Mellon Corp.	686,000	39,842,880
BlackRock, Inc. Class A	31,500	28,840,140
Brookfield Asset Management, Inc. Class A	112,700	6,804,826
Cboe Global Markets, Inc.	74,800	9,753,920
CME Group, Inc.	46,900	10,714,774
Goldman Sachs Group, Inc.	25,600	9,793,280
Intercontinental Exchange, Inc.	185,100	25,316,127
Lazard Ltd. Class A	92,200	4,022,686
Morgan Stanley	207,400	20,358,384
Patria Investments Ltd.	238,500	3,863,700
State Street Corp.	180,700	16,805,100
StepStone Group, Inc. Class A	191,100	7,944,027
Virtu Financial, Inc. Class A	80,100	2,309,283
		186,369,127
Consumer Finance - 1.2%
Ally Financial, Inc.	82,700	3,937,347
American Express Co.	161,200	26,372,320
Capital One Financial Corp.	187,200	27,160,848
OneMain Holdings, Inc.	293,200	14,671,728
		72,142,243
Diversified Financial Services - 0.0%
WeWork, Inc. (a)	248,800	2,139,680
Insurance - 2.0%
AIA Group Ltd.	143,800	1,451,351
Arch Capital Group Ltd. (a)	184,300	8,192,135
Arthur J. Gallagher & Co.	86,800	14,727,356
Hartford Financial Services Group, Inc.	303,100	20,926,024
Marsh & McLennan Companies, Inc.	118,200	20,545,524
Prudential PLC (a)	122,500	2,118,375
Reinsurance Group of America, Inc.	42,700	4,675,223
The Travelers Companies, Inc.	325,500	50,917,965
		123,553,953
Thrifts & Mortgage Finance - 0.3%
Essent Group Ltd.	181,300	8,254,589
MGIC Investment Corp.	451,800	6,514,956
		14,769,545

TOTAL FINANCIALS		667,793,666

HEALTH CARE - 12.8%
Biotechnology - 2.6%
ADC Therapeutics SA (a)	74,800	1,510,960
Agios Pharmaceuticals, Inc. (a)	60,000	1,972,200
Alnylam Pharmaceuticals, Inc. (a)	80,000	13,566,400
Ambrx Biopharma, Inc. ADR	40,000	361,200
Arcutis Biotherapeutics, Inc. (a)	63,000	1,306,620
Argenx SE ADR (a)	52,800	18,490,032
Ascendis Pharma A/S sponsored ADR (a)	72,300	9,726,519
Atara Biotherapeutics, Inc. (a)	134,000	2,111,840
Avid Bioservices, Inc. (a)	86,000	2,509,480
BeiGene Ltd. ADR (a)	8,500	2,302,905
Celldex Therapeutics, Inc. (a)	48,200	1,862,448
Century Therapeutics, Inc.	65,000	1,030,900
Cerevel Therapeutics Holdings (a)	90,000	2,917,800
Cytokinetics, Inc. (a)	105,000	4,785,900
Denali Therapeutics, Inc. (a)	50,000	2,230,000
Erasca, Inc.	160,500	2,500,590
Exelixis, Inc. (a)	120,000	2,193,600
Fate Therapeutics, Inc. (a)	28,000	1,638,280
Forma Therapeutics Holdings, Inc. (a)	53,200	756,504
Generation Bio Co. (a)	63,800	451,704
Graphite Bio, Inc.	63,800	793,034
Imago BioSciences, Inc.	28,000	663,880
Innovent Biologics, Inc. (a)(b)	600,000	3,712,705
Instil Bio, Inc. (a)	100,000	1,711,000
Intellia Therapeutics, Inc. (a)	30,000	3,547,200
Janux Therapeutics, Inc.	45,000	887,850
Keros Therapeutics, Inc. (a)	34,000	1,989,340
Kinnate Biopharma, Inc.	28,000	496,160
Kura Oncology, Inc. (a)	100,000	1,400,000
Kymera Therapeutics, Inc. (a)	34,000	2,158,660
Mirati Therapeutics, Inc. (a)	44,000	6,454,360
Nuvalent, Inc. Class A (a)	42,600	811,104
ORIC Pharmaceuticals, Inc. (a)	53,200	782,040
Poseida Therapeutics, Inc. (a)	132,000	898,920
Prelude Therapeutics, Inc. (a)	66,000	821,700
PTC Therapeutics, Inc. (a)	86,000	3,425,380
Regeneron Pharmaceuticals, Inc. (a)	24,600	15,535,392
Relay Therapeutics, Inc. (a)	114,000	3,500,940
Repare Therapeutics, Inc. (a)	37,400	788,766
Revolution Medicines, Inc. (a)	63,800	1,605,846
Sarepta Therapeutics, Inc. (a)	58,000	5,222,900
Scholar Rock Holding Corp. (a)	15,000	372,600
Shattuck Labs, Inc. (a)	68,600	583,786
Stoke Therapeutics, Inc. (a)	42,500	1,019,575
Taysha Gene Therapies, Inc. (a)	2,600	30,290
TG Therapeutics, Inc. (a)	220,000	4,180,000
Twist Bioscience Corp. (a)	24,000	1,857,360
uniQure B.V. (a)	50,000	1,037,000
Vaxcyte, Inc. (a)	70,000	1,665,300
Verve Therapeutics, Inc.	18,000	663,660
Xencor, Inc. (a)	100,000	4,012,000
Xenon Pharmaceuticals, Inc. (a)	25,500	796,620
Zai Lab Ltd. (a)	20,000	1,275,192
Zentalis Pharmaceuticals, Inc. (a)	90,000	7,565,400
Zymeworks, Inc. (a)	72,300	1,184,997
		157,676,839
Health Care Equipment & Supplies - 2.2%
Boston Scientific Corp. (a)	1,000,000	42,480,000
DexCom, Inc. (a)	7,000	3,758,650
Envista Holdings Corp. (a)	160,000	7,209,600
Hologic, Inc. (a)	86,000	6,584,160
Insulet Corp. (a)	84,000	22,349,880
Intuitive Surgical, Inc. (a)	16,000	5,748,800
Masimo Corp. (a)	28,000	8,197,840
Outset Medical, Inc. (a)	67,000	3,088,030
Penumbra, Inc. (a)	88,500	25,427,820
PROCEPT BioRobotics Corp.	28,000	700,280
Tandem Diabetes Care, Inc. (a)	46,000	6,923,920
		132,468,980
Health Care Providers & Services - 4.0%
1Life Healthcare, Inc. (a)	100,000	1,757,000
agilon health, Inc. (a)	250,000	6,750,000
Alignment Healthcare, Inc. (a)	229,800	3,230,988
Cano Health, Inc. (a)	630,000	5,613,300
Centene Corp. (a)	318,000	26,203,200
Cigna Corp.	154,000	35,363,020
Guardant Health, Inc. (a)	48,000	4,800,960
HCA Holdings, Inc.	44,000	11,304,480
Humana, Inc.	102,000	47,313,720
LifeStance Health Group, Inc.	210,000	1,999,200
Oak Street Health, Inc. (a)	218,000	7,224,520
Surgery Partners, Inc. (a)	96,000	5,127,360
UnitedHealth Group, Inc.	172,800	86,769,792
		243,457,540
Health Care Technology - 0.3%
Castlight Health, Inc. Class B (a)	212,800	327,712
Definitive Healthcare Corp.	38,000	1,038,540
Doximity, Inc.	34,000	1,704,420
Evolent Health, Inc. (a)	45,000	1,245,150
Health Catalyst, Inc. (a)	100,000	3,962,000
Inspire Medical Systems, Inc. (a)	20,800	4,785,248
Medlive Technology Co. Ltd. (b)	220,000	767,421
Phreesia, Inc. (a)	60,000	2,499,600
		16,330,091
Life Sciences Tools & Services - 2.2%
10X Genomics, Inc. (a)	50,000	7,448,000
Avantor, Inc. (a)	80,000	3,371,200
Bio-Rad Laboratories, Inc. Class A (a)	19,400	14,658,058
Bruker Corp.	118,000	9,901,380
Charles River Laboratories International, Inc. (a)	20,000	7,535,600
Danaher Corp.	145,000	47,706,450
Lonza Group AG	14,000	11,656,237
Maravai LifeSciences Holdings, Inc. (a)	70,000	2,933,000
Olink Holding AB ADR (a)	63,800	1,161,160
Stevanato Group SpA	84,000	1,885,800
Thermo Fisher Scientific, Inc.	40,600	27,089,944
		135,346,829
Pharmaceuticals - 1.5%
Arvinas Holding Co. LLC (a)	60,000	4,928,400
AstraZeneca PLC (United Kingdom)	104,000	12,144,022
Bristol-Myers Squibb Co.	64,000	3,990,400
Eli Lilly & Co.	158,500	43,780,870
Nektar Therapeutics (a)	85,000	1,148,350
Pharvaris BV	60,000	949,200
Pliant Therapeutics, Inc. (a)	76,500	1,032,750
Roche Holding AG (participation certificate)	29,000	12,030,976
Royalty Pharma PLC	260,000	10,361,000
Theseus Pharmaceuticals, Inc.	40,000	507,200
UCB SA	17,000	1,940,143
		92,813,311

TOTAL HEALTH CARE		778,093,590

INDUSTRIALS - 9.3%
Aerospace & Defense - 0.9%
Axon Enterprise, Inc. (a)	18,000	2,826,000
HEICO Corp. Class A	32,200	4,138,344
L3Harris Technologies, Inc.	46,800	9,979,632
Raytheon Technologies Corp.	156,600	13,476,996
The Boeing Co. (a)	127,400	25,648,168
		56,069,140
Air Freight & Logistics - 0.1%
Air Transport Services Group, Inc. (a)	110,700	3,252,366
Airlines - 0.3%
JetBlue Airways Corp. (a)	1,183,100	16,847,344
Building Products - 1.5%
Carlisle Companies, Inc.	75,200	18,658,624
Fortune Brands Home & Security, Inc.	222,700	23,806,630
The AZEK Co., Inc. (a)	510,600	23,610,144
Trane Technologies PLC	125,400	25,334,562
		91,409,960
Commercial Services & Supplies - 0.6%
Cintas Corp.	33,700	14,934,829
Copart, Inc. (a)	11,500	1,743,630
CoreCivic, Inc. (a)	97,200	969,084
Waste Connections, Inc. (United States)	125,100	17,047,377
		34,694,920
Construction & Engineering - 0.3%
Willscot Mobile Mini Holdings (a)	497,900	20,334,236
Electrical Equipment - 0.6%
AMETEK, Inc.	198,500	29,187,440
Plug Power, Inc. (a)	50,600	1,428,438
Regal Rexnord Corp.	21,600	3,675,888
		34,291,766
Industrial Conglomerates - 0.6%
Honeywell International, Inc.	60,200	12,552,302
Roper Technologies, Inc.	54,600	26,855,556
		39,407,858
Machinery - 2.1%
AGCO Corp.	105,200	12,205,304
Caterpillar, Inc.	127,100	26,276,654
Chart Industries, Inc. (a)	79,000	12,599,710
Columbus McKinnon Corp. (NY Shares)	114,700	5,306,022
Deere & Co.	63,600	21,807,804
Fortive Corp.	315,300	24,054,237
IDEX Corp.	63,600	15,029,952
ITT, Inc.	85,500	8,737,245
		126,016,928
Marine - 0.0%
Eagle Bulk Shipping, Inc.	34,700	1,578,850
Genco Shipping & Trading Ltd.	69,100	1,105,600
		2,684,450
Professional Services - 0.5%
Equifax, Inc.	4,800	1,405,392
IHS Markit Ltd.	124,900	16,601,708
TransUnion Holding Co., Inc.	106,000	12,569,480
		30,576,580
Road & Rail - 1.8%
CSX Corp.	770,900	28,985,840
Landstar System, Inc.	74,100	13,265,382
Lyft, Inc. (a)	50,800	2,170,684
Old Dominion Freight Lines, Inc.	77,800	27,881,964
TuSimple Holdings, Inc. (a)	47,500	1,702,875
Uber Technologies, Inc. (a)	464,400	19,472,292
Union Pacific Corp.	61,600	15,518,888
		108,997,925
Trading Companies & Distributors - 0.0%
Air Lease Corp. Class A	34,200	1,512,666

TOTAL INDUSTRIALS		566,096,139

INFORMATION TECHNOLOGY - 26.6%
Communications Equipment - 0.2%
Cisco Systems, Inc.	204,600	12,965,502
Electronic Equipment & Components - 0.5%
Cognex Corp.	54,400	4,230,144
Corning, Inc.	267,900	9,973,917
TE Connectivity Ltd.	70,100	11,309,934
Teledyne Technologies, Inc. (a)	6,400	2,796,096
Trimble, Inc. (a)	27,000	2,354,130
		30,664,221
IT Services - 4.2%
Akamai Technologies, Inc. (a)	105,800	12,382,832
Capgemini SA	107,000	26,223,637
Cognizant Technology Solutions Corp. Class A	356,100	31,593,192
Cyxtera Technologies, Inc. Class A (a)	113,900	1,436,279
DXC Technology Co. (a)	43,700	1,406,703
ExlService Holdings, Inc. (a)	29,800	4,314,146
Gartner, Inc. (a)	26,700	8,926,344
Global Payments, Inc.	97,600	13,193,568
GoDaddy, Inc. (a)	145,000	12,304,700
MasterCard, Inc. Class A	91,200	32,769,984
MongoDB, Inc. Class A (a)	32,000	16,939,200
PayPal Holdings, Inc. (a)	152,600	28,777,308
Repay Holdings Corp. (a)	286,500	5,234,355
Snowflake Computing, Inc. (a)	13,400	4,539,250
StoneCo Ltd. Class A (a)	38,400	647,424
Thoughtworks Holding, Inc.	19,900	533,519
Twilio, Inc. Class A (a)	35,200	9,269,568
Visa, Inc. Class A	181,700	39,376,207
Wix.com Ltd. (a)	39,200	6,185,368
		256,053,584
Semiconductors & Semiconductor Equipment - 2.7%
Analog Devices, Inc.	262,700	46,174,779
Intel Corp.	287,700	14,816,550
Lam Research Corp.	4,200	3,020,430
Marvell Technology, Inc.	91,100	7,970,339
Microchip Technology, Inc.	251,300	21,878,178
Micron Technology, Inc.	431,200	40,166,280
NVIDIA Corp.	3,900	1,147,029
ON Semiconductor Corp. (a)	47,700	3,239,784
Skyworks Solutions, Inc.	46,600	7,229,524
Xilinx, Inc.	74,800	15,859,844
		161,502,737
Software - 12.4%
Adobe, Inc. (a)	112,200	63,624,132
Alteryx, Inc. Class A (a)	39,200	2,371,600
Anaplan, Inc. (a)	282,300	12,943,455
Aspen Technology, Inc. (a)	45,300	6,894,660
Autodesk, Inc. (a)	94,600	26,600,574
AvidXchange Holdings, Inc.	14,900	224,394
Blackbaud, Inc. (a)	62,400	4,928,352
Braze, Inc.	6,800	524,688
Ceridian HCM Holding, Inc. (a)	101,600	10,613,136
Citrix Systems, Inc.	13,600	1,286,424
Constellation Software, Inc.	3,100	5,751,622
Coupa Software, Inc. (a)	31,000	4,899,550
Elastic NV (a)	79,600	9,797,964
GitLab, Inc.	4,900	426,300
HashiCorp, Inc.	5,600	509,824
HubSpot, Inc. (a)	11,900	7,843,885
Micro Focus International PLC	200,000	1,132,480
Microsoft Corp.	1,230,300	413,774,501
Mimecast Ltd. (a)	49,800	3,962,586
Momentive Global, Inc. (a)	86,800	1,835,820
New Relic, Inc. (a)	38,500	4,233,460
NortonLifeLock, Inc.	411,700	10,695,966
Palo Alto Networks, Inc. (a)	45,500	25,332,580
PTC, Inc. (a)	94,200	11,412,330
Salesforce.com, Inc. (a)	268,700	68,284,731
Samsara, Inc.	18,500	520,035
Smartsheet, Inc. (a)	17,900	1,386,355
Tenable Holdings, Inc. (a)	184,800	10,176,936
Workday, Inc. Class A (a)	83,300	22,755,894
Workiva, Inc. (a)	14,300	1,866,007
Zendesk, Inc. (a)	118,800	12,389,652
Zoom Video Communications, Inc. Class A (a)	22,400	4,119,584
		753,119,477
Technology Hardware, Storage & Peripherals - 6.6%
Apple, Inc.	2,248,400	399,248,388
Western Digital Corp. (a)	88,400	5,764,564
		405,012,952

TOTAL INFORMATION TECHNOLOGY		1,619,318,473

MATERIALS - 2.9%
Chemicals - 1.9%
Air Products & Chemicals, Inc.	26,500	8,062,890
Albemarle Corp. U.S.	18,100	4,231,237
Ashland Global Holdings, Inc.	9,000	968,940
CF Industries Holdings, Inc.	66,200	4,685,636
Corteva, Inc.	117,300	5,545,944
DuPont de Nemours, Inc.	73,400	5,929,252
Eastman Chemical Co.	10,400	1,257,464
Ecolab, Inc.	31,300	7,342,667
Element Solutions, Inc.	134,500	3,265,660
FMC Corp.	8,200	901,098
Huntsman Corp.	48,100	1,677,728
International Flavors & Fragrances, Inc.	34,800	5,242,620
Linde PLC	60,300	20,889,729
Livent Corp. (a)	58,100	1,416,478
LyondellBasell Industries NV Class A	37,400	3,449,402
Nutrien Ltd.	56,900	4,276,890
Olin Corp.	104,600	6,016,592
PPG Industries, Inc.	27,600	4,759,344
RPM International, Inc.	18,500	1,868,500
Sherwin-Williams Co.	30,000	10,564,800
The Mosaic Co.	89,700	3,524,313
The Scotts Miracle-Gro Co. Class A	5,800	933,800
Tronox Holdings PLC	284,800	6,843,744
Wacker Chemie AG	5,600	832,504
		114,487,232
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	9,500	4,184,940
Summit Materials, Inc. (a)	38,500	1,545,390
Vulcan Materials Co.	19,900	4,130,842
		9,861,172
Containers & Packaging - 0.2%
Aptargroup, Inc.	14,200	1,739,216
Avery Dennison Corp.	15,100	3,270,207
Ball Corp.	43,900	4,226,253
Crown Holdings, Inc.	22,000	2,433,640
Packaging Corp. of America	10,300	1,402,345
		13,071,661
Metals & Mining - 0.6%
Alcoa Corp.	45,500	2,710,890
Cleveland-Cliffs, Inc. (a)	91,100	1,983,247
Commercial Metals Co.	49,700	1,803,613
Compass Minerals International, Inc.	6,000	306,480
First Quantum Minerals Ltd.	106,200	2,541,345
Freeport-McMoRan, Inc.	233,300	9,735,609
Lundin Mining Corp.	106,300	830,265
Newmont Corp.	106,700	6,617,534
Nucor Corp.	40,600	4,634,490
Reliance Steel & Aluminum Co.	16,100	2,611,742
Royal Gold, Inc.	8,800	925,848
Steel Dynamics, Inc.	30,600	1,899,342
		36,600,405
Paper & Forest Products - 0.0%
Louisiana-Pacific Corp.	26,300	2,060,605
West Fraser Timber Co. Ltd.	10,400	992,191
		3,052,796

TOTAL MATERIALS		177,073,266

REAL ESTATE - 3.4%
Equity Real Estate Investment Trusts (REITs) - 3.2%
Alexandria Real Estate Equities, Inc.	24,500	5,462,520
American Tower Corp.	89,300	26,120,250
Americold Realty Trust	78,100	2,560,899
Crown Castle International Corp.	49,400	10,311,756
CubeSmart	279,500	15,906,345
Digital Realty Trust, Inc.	96,200	17,014,894
Digitalbridge Group, Inc. (a)	204,600	1,704,318
Douglas Emmett, Inc.	83,700	2,803,950
Equity Lifestyle Properties, Inc.	85,000	7,451,100
Essex Property Trust, Inc.	28,700	10,109,001
Four Corners Property Trust, Inc.	213,100	6,267,271
Healthcare Trust of America, Inc.	55,100	1,839,789
Host Hotels & Resorts, Inc. (a)	35,300	613,867
Invitation Homes, Inc.	134,200	6,084,628
Lamar Advertising Co. Class A	44,600	5,409,980
Mid-America Apartment Communities, Inc.	43,200	9,911,808
Phillips Edison & Co., Inc.	33,900	1,120,056
Prologis (REIT), Inc.	155,400	26,163,144
RLJ Lodging Trust	485,000	6,756,050
SITE Centers Corp.	242,500	3,838,775
Spirit Realty Capital, Inc.	51,100	2,462,509
Terreno Realty Corp.	25,400	2,166,366
Ventas, Inc.	180,600	9,232,272
VICI Properties, Inc.	209,200	6,299,012
Washington REIT (SBI)	111,800	2,890,030
Welltower, Inc.	46,500	3,988,305
		194,488,895
Real Estate Management & Development - 0.2%
CBRE Group, Inc.	95,600	10,373,556
Jones Lang LaSalle, Inc. (a)	11,400	3,070,476
		13,444,032

TOTAL REAL ESTATE		207,932,927

UTILITIES - 2.5%
Electric Utilities - 1.6%
American Electric Power Co., Inc.	68,600	6,103,342
Duke Energy Corp.	37,966	3,982,633
Edison International	106,200	7,248,150
Entergy Corp.	28,300	3,187,995
Evergy, Inc.	79,100	5,427,051
Exelon Corp.	276,400	15,964,864
FirstEnergy Corp.	182,100	7,573,539
NextEra Energy, Inc.	264,200	24,665,712
NRG Energy, Inc.	45,000	1,938,600
OGE Energy Corp.	54,000	2,072,520
PG&E Corp. (a)	607,400	7,373,836
Southern Co.	209,500	14,367,510
		99,905,752
Independent Power and Renewable Electricity Producers - 0.3%
Clearway Energy, Inc. Class A	11,800	395,064
NextEra Energy Partners LP	28,600	2,413,840
Sunnova Energy International, Inc. (a)	40,600	1,133,552
The AES Corp.	287,000	6,974,100
Vistra Corp.	175,600	3,998,412
		14,914,968
Multi-Utilities - 0.6%
CenterPoint Energy, Inc.	197,700	5,517,807
Dominion Energy, Inc.	115,300	9,057,968
NiSource, Inc.	171,800	4,743,398
Public Service Enterprise Group, Inc.	122,400	8,167,752
Sempra Energy	75,800	10,026,824
		37,513,749

TOTAL UTILITIES		152,334,469

TOTAL COMMON STOCKS
(Cost $5,887,058,533)		5,999,161,496
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.05% to 0.05% 1/20/22 to 1/27/22 (c)
(Cost $2,999,898)	3,000,000	2,999,945
	Shares	Value

Money Market Funds - 1.6%
Fidelity Cash Central Fund 0.08% (d)
(Cost $97,237,484)	97,218,040	97,237,484
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $5,987,295,915)		6,099,398,925
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(6,154,706)
NET ASSETS - 100%		$6,093,244,219

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	85	March 2022	$20,223,625	$238,129	$238,129

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,480,126 or 0.1% of net assets.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $996,982.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$--	$259,964,989	$162,727,505	$13,744	$--	$--	$97,237,484	0.2%
Fidelity U.S. Equity Central Fund	--	6,024,033,979	6,008,984,644	--	(15,049,335)	--	--	0.0%
Total	$--	$6,283,998,968	$6,171,712,149	$13,744	$(15,049,335)	$--	$97,237,484

 (a) Includes the value of shares redeemed through in-kind transactions, if applicable.

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$598,918,217	$585,965,278	$12,952,939	$--
Consumer Discretionary	733,395,392	717,464,618	15,930,774	--
Consumer Staples	339,360,994	339,360,994	--	--
Energy	158,844,363	157,230,051	1,614,312	--
Financials	667,793,666	639,975,386	27,818,280	--
Health Care	778,093,590	739,047,020	39,046,570	--
Industrials	566,096,139	566,096,139	--	--
Information Technology	1,619,318,473	1,591,962,356	27,356,117	--
Materials	177,073,266	176,240,762	832,504	--
Real Estate	207,932,927	207,932,927	--	--
Utilities	152,334,469	152,334,469	--	--
U.S. Government and Government Agency Obligations	2,999,945	--	2,999,945	--
Money Market Funds	97,237,484	97,237,484	--	--
Total Investments in Securities:	$6,099,398,925	$5,970,847,484	$128,551,441	$--
Derivative Instruments:
Assets
Futures Contracts	$238,129	$238,129	$--	$--
Total Assets	$238,129	$238,129	$--	$--
Total Derivative Instruments:	$238,129	$238,129	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$238,129	$0
Total Equity Risk	238,129	0
Total Value of Derivatives	$238,129	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	92.9%
Canada	1.2%
Others (Individually Less Than 1%)	5.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $5,890,058,431)	$6,002,161,441
Fidelity Central Funds (cost $97,237,484)	97,237,484
Total Investment in Securities (cost $5,987,295,915)		$6,099,398,925
Cash		342,613
Foreign currency held at value (cost $13,438)		13,438
Receivable for investments sold		6,624,941
Receivable for fund shares sold		424,599
Dividends receivable		3,255,840
Distributions receivable from Fidelity Central Funds		6,334
Total assets		6,110,066,690
Liabilities
Payable for investments purchased	$12,624,468
Payable for fund shares redeemed	681,480
Accrued management fee	2,606,547
Distribution and service plan fees payable	29
Payable for daily variation margin on futures contracts	58,438
Other affiliated payables	795,445
Other payables and accrued expenses	56,064
Total liabilities		16,822,471
Net Assets		$6,093,244,219
Net Assets consist of:
Paid in capital		$5,997,953,623
Total accumulated earnings (loss)		95,290,596
Net Assets		$6,093,244,219
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($101,571 ÷ 10,000 shares)		$10.16
Service Class:
Net Asset Value, offering price and redemption price per share ($101,570 ÷ 10,000 shares)		$10.16
Service Class 2:
Net Asset Value, offering price and redemption price per share ($101,571 ÷ 10,000 shares)		$10.16
Investor Class:
Net Asset Value, offering price and redemption price per share ($6,092,939,507 ÷ 599,899,458 shares)		$10.16

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period October 21, 2021 (commencement of operations) through December 31, 2021
Investment Income
Dividends		$12,918,890
Interest		263
Income from Fidelity Central Funds		13,744
Total income		12,932,897
Expenses
Management fee	$6,015,659
Transfer agent fees	1,577,838
Distribution and service plan fees	69
Accounting fees and expenses	217,440
Custodian fees and expenses	23,499
Independent trustees' fees and expenses	2,585
Audit	37,393
Legal	168
Total expenses		7,874,651
Net investment income (loss)		5,058,246
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,811,286)
Fidelity Central Funds	(15,049,335)
Foreign currency transactions	1,257
Futures contracts	1,297,779
Total net realized gain (loss)		(16,561,585)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	112,103,010
Assets and liabilities in foreign currencies	1,428
Futures contracts	238,129
Total change in net unrealized appreciation (depreciation)		112,342,567
Net gain (loss)		95,780,982
Net increase (decrease) in net assets resulting from operations		$100,839,228

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period October 21, 2021 (commencement of operations) through December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,058,246
Net realized gain (loss)	(16,561,585)
Change in net unrealized appreciation (depreciation)	112,342,567
Net increase (decrease) in net assets resulting from operations	100,839,228
Distributions to shareholders	(7,191,188)
Share transactions - net increase (decrease)	5,999,596,179
Total increase (decrease) in net assets	6,093,244,219
Net Assets
Beginning of period	–
End of period	$6,093,244,219

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Stock Selector All Cap Portfolio Initial Class

Years ended December 31,	2021 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.01
Net realized and unrealized gain (loss)	.16
Total from investment operations	.17
Distributions from net investment income	(.01)
Total distributions	(.01)
Net asset value, end of period	$10.16
Total ReturnC,D	1.73%
Ratios to Average Net AssetsE,F
Expenses before reductions	.61%G,H
Expenses net of fee waivers, if any	.61%G,H
Expenses net of all reductions	.61%G,H
Net investment income (loss)	.52%G,H
Supplemental Data
Net assets, end of period (000 omitted)	$102
Portfolio turnover rateI	159%J,K

 A For the period October 21, 2021 (commencement of operations) through December 31, 2021.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Audit fees are not annualized.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

VIP Stock Selector All Cap Portfolio Service Class

Years ended December 31,	2021 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.01
Net realized and unrealized gain (loss)	.16
Total from investment operations	.17
Distributions from net investment income	(.01)
Total distributions	(.01)
Net asset value, end of period	$10.16
Total ReturnC,D	1.71%
Ratios to Average Net AssetsE,F
Expenses before reductions	.71%G,H
Expenses net of fee waivers, if any	.71%G,H
Expenses net of all reductions	.71%G,H
Net investment income (loss)	.41%G,H
Supplemental Data
Net assets, end of period (000 omitted)	$102
Portfolio turnover rateI	159%J,K

 A For the period October 21, 2021 (commencement of operations) through December 31, 2021.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Audit fees are not annualized.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

VIP Stock Selector All Cap Portfolio Service Class 2

Years ended December 31,	2021 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.01
Net realized and unrealized gain (loss)	.16
Total from investment operations	.17
Distributions from net investment income	(.01)
Total distributions	(.01)
Net asset value, end of period	$10.16
Total ReturnC,D	1.68%
Ratios to Average Net AssetsE,F
Expenses before reductions	.86%G,H
Expenses net of fee waivers, if any	.86%G,H
Expenses net of all reductions	.86%G,H
Net investment income (loss)	.26%G,H
Supplemental Data
Net assets, end of period (000 omitted)	$102
Portfolio turnover rateI	159%J,K

 A For the period October 21, 2021 (commencement of operations) through December 31, 2021.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Audit fees are not annualized.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

VIP Stock Selector All Cap Portfolio Investor Class

Years ended December 31,	2021 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.01
Net realized and unrealized gain (loss)	.16
Total from investment operations	.17
Distributions from net investment income	(.01)
Total distributions	(.01)
Net asset value, end of period	$10.16
Total ReturnC,D	1.72%
Ratios to Average Net AssetsE,F
Expenses before reductions	.68%G,H
Expenses net of fee waivers, if any	.68%G,H
Expenses net of all reductions	.68%G,H
Net investment income (loss)	.44%G,H
Supplemental Data
Net assets, end of period (000 omitted)	$6,092,940
Portfolio turnover rateI	159%J,K

 A For the period October 21, 2021 (commencement of operations) through December 31, 2021.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Audit fees are not annualized.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

VIP Stock Selector All Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$329,522,647
Gross unrealized depreciation	(220,213,789)
Net unrealized appreciation (depreciation)	$109,308,858
Tax Cost	$5,990,090,067

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(14,019,690)
Net unrealized appreciation (depreciation) on securities and other investments	$109,310,286

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(14,019,690)
Total capital loss carryforward	(14,019,690)

The tax character of distributions paid was as follows:

December 31, 2021(a)
Ordinary Income	$7,191,188

 (a) For the period October 21, 2021(commencement of operations) through December 31, 2021.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Stock Selector All Cap Portfolio	6,177,630,112	6,296,458,709

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Investor Class as compared to its benchmark index, the MSCI U.S. Investable Market 2500 Index, over the same 36 month performance period. The Fund's performance adjustment will not take effect until October 21, 2022 Subsequent months will be added until the performance period includes 36 months. For the reporting period, the total annualized management fee rate was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$20
Service Class 2	49
$69

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Initial Class	$12.06
Service Class	12.06
Service Class 2	12.06
Investor Class	1,577,802.14
	$1,577,838

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
VIP Stock Selector All Cap Portfolio	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Stock Selector All Cap Portfolio	$6,269

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Stock Selector All Cap Portfolio	32,269,776	17,515,529	152,676

Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)	Participating classes
VIP Stock Selector All Cap Portfolio	602,403,398	6,024,033,979	Investor Class

In addition, the Fund redeemed 42,998,101 shares of Fidelity U.S. Equity Central Fund in exchange for investments, including accrued interest and cash, if any, with a value of $6,008,984,644. The net realized loss of $ 15,049,335 on the Fund's redemptions of Fidelity U.S. Equity Central Fund is included in "Net Realized gain (loss) on Investment Securities: Fidelity Central Funds" in the accompanying Statement of Operations. The Fund recognized a net loss on the exchange for federal income tax purposes.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended December 31, 2021(a)
VIP Stock Selector All Cap Portfolio
Distributions to shareholders
Initial Class	$130
Service Class	110
Service Class 2	80
Investor Class	7,190,868
Total	$7,191,188

 (a) For the period October 21, 2021 (commencement of operations) through December 31, 2021.

8. Share Transactions.

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Dollars
	Year ended December 31, 2021(a)	Year ended December 31, 2021(a)
VIP Stock Selector All Cap Portfolio
Initial Class
Shares sold	10,000	$100,000
Net increase (decrease)	10,000	$100,000
Service Class
Shares sold	10,000	$100,000
Net increase (decrease)	10,000	$100,000
Service Class 2
Shares sold	10,000	$100,000
Net increase (decrease)	10,000	$100,000
Investor Class
Shares sold	605,228,309	$6,052,366,991
Reinvestment of distributions	706,372	7,190,868
Shares redeemed	(6,035,223)	(60,261,680)
Net increase (decrease)	599,899,458	$5,999,296,179

 (a) For the period October 21, 2021 (commencement of operations) through December 31, 2021.

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio	VIP FundsManager 70% Portfolio
VIP Stock Selector All Cap Portfolio	33%	42%	15%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
VIP Stock Selector All Cap Portfolio	100%

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund and Shareholders of VIP Stock Selector All Cap Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Stock Selector All Cap Portfolio (one of the funds constituting Variable Insurance Products Fund, referred to hereafter as the “Fund”) as of December 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 21, 2021 (commencement of operations) through December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the period October 21, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 15, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 21, 2021 to December 31, 2021). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (October 21, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value December 31, 2021	Expenses Paid During Period
VIP Stock Selector All Cap Portfolio
Initial Class	.61%
Actual		$1,000.00	$1,017.30	$1.21-B
Hypothetical-C		$1,000.00	$1,022.13	$3.11-D
Service Class	.71%
Actual		$1,000.00	$1,017.10	$1.41-B
Hypothetical-C		$1,000.00	$1,021.63	$3.62-D
Service Class 2.86%
Actual		$1,000.00	$1,016.80	$1.71-B
Hypothetical-C		$1,000.00	$1,020.87	$4.38-D
Investor Class	.68%
Actual		$1,000.00	$1,017.20	$1.35-B
Hypothetical-C		$1,000.00	$1,021.78	$3.47-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 72/365 (to reflect the period October 21, 2021 to December 31, 2021).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2 and Investor Class designate 100% of the dividends distributed in December, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Stock Selector All Cap Portfolio

At its July 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board considered Fidelity's resources devoted to non-U.S. offices and Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operationscapabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping,and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  ..In reviewing the Advisory Contracts, the Board considered the fund's proposed management fee rate and the projected total expense ratio of each class of the fund. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total expense ratio of each of Initial Class, Investor Class, and Service Class is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure, and the projected total expense ratio of Service Class 2 is above the median. The Board noted that the projected total expense ratio of Service Class 2 is above the median because of its 12b-1 fee and that excluding 12b-1 fees from both Fidelity and competitor classes, the projected total expense ratio of Service Class 2 ranked below the median. The Board, recognizing that the fund is a new fund and therefore had no historical performance upon which to evaluate the effect of the performance adjustment, noted that it would be able to evaluate its effects in connection with future renewals of the fund's Advisory Contracts.

Based on its review, the Board concluded that the management fee and the projected total expense ratio of each class of the fund were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. The Board noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be approved.

VSACI-ANN-0322
1.9904320.100

Item 2.

Code of Ethics

As of the end of the period, December 31, 2021, Variable Insurance Products Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to VIP Value Portfolio (the “Fund”):

Services Billed by Deloitte Entities

December 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Value Portfolio	$40,000	$-	$12,000	$1,100

December 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Value Portfolio	$40,900	$-	$12,200	$1,100

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP Equity-Income Portfolio, VIP Floating Rate High Income Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Overseas Portfolio and VIP Stock Selector All Cap Portfolio (the “Funds”):

Services Billed by PwC

December 31, 2021 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Equity-Income Portfolio	$57,800	$5,600	$10,100	$1,800
VIP Floating Rate High Income Portfolio	$58,700	$5,600	$9,800	$1,800
VIP Growth Portfolio	$51,500	$4,800	$7,100	$1,600
VIP High Income Portfolio	$68,100	$6,300	$8,700	$2,000
VIP Overseas Portfolio	$53,600	$5,300	$10,900	$1,700
VIP Stock Selector All Cap Portfolio	$-	$500	$-	$200

December 31, 2020 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Equity-Income Portfolio	$58,500	$5,300	$11,300	$2,200
VIP Floating Rate High Income Portfolio	$59,500	$5,400	$9,800	$2,200
VIP Growth Portfolio	$52,200	$4,600	$7,700	$1,900
VIP High Income Portfolio	$68,900	$6,000	$8,700	$2,400
VIP Overseas Portfolio	$54,300	$5,000	$10,900	$2,100
VIP Stock Selector All Cap Portfolio	$-	$-	$-	$-

A Amounts may reflect rounding.
B VIP: Stock Selector All Cap Portfolio commenced operations on October 21, 2021.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2021A	December 31, 2020A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2021A,B	December 31, 2020 A,B
Audit-Related Fees	$8,522,600	$9,377,400
Tax Fees	$354,200	$30,000
All Other Fees	$-	$-

A Amounts may reflect rounding.
B May include amounts billed prior to the VIP Stock Selector All Cap Portfolio’s commencement of operations

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2021A,B	December 31, 2020A,B
Deloitte Entities	$534,700	$514,900
PwC	$14,203,300	$14,627,800

A Amounts may reflect rounding.
B May include amounts billed prior to the VIP Stock Selector All Cap Portfolio’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 18, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 18, 2022